UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)
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☑	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
NetSol Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING
And
PROXY STATEMENT

Annual Meeting of Stockholders
NetSol Technologies, Inc.
23901 Calabasas Road, Suite 2072
Calabasas, CA 91302

April __, 2010

NetSol Technologies, Inc.
23901 Calabasas Road, Suite 2072
Calabasas, CA 91302
Phone: (818) 222-9195
Fax: (818) 222-9197
www.netsoltech.com

March ___, 2010

Dear fellow NetSol shareholders:

I cordially invite you to the NetSol Technologies, Inc. Annual Meeting, scheduled for April __, 2010, at our NetSol offices in Calabasas, California. At this meeting, we will review the Company’s financial performance for fiscal year 2009, NetSol’s strategy and goals for fiscal year 2010, as well as, respond to questions. Enclosed with this proxy statement are a proxy card, voting instructions, and NetSol Technologies, Inc.’s fiscal year 2009 Form 10-K for the year ended June 30, 2009.

Fiscal 2009 - The Year in Review

Fiscal year 2009 was no doubt a challenging time for NetSol as well as the global economy in light of a historic recession. While our team took strategic action to adapt to the dynamic market conditions, our goal remains to expand NetSol by winning more global business, particularly in our core NetSol Financial Suite (NFS)™ offerings. In fiscal 2009, we rescaled our operations, drove internal efficiencies and implemented strategic initiatives which allowed NetSol to emerge from the latter half of fiscal year 2009 in a position of renewed strength. We have expressed our confidence that the fiscal third quarter of 2009 marked the bottom of the economic cycle for our global business.

We finished the year with a 36% sequential rise in quarterly revenue, a increase in sequential cash balances and a near doubling of our pipeline over the course of the fiscal fourth quarter 2009. As our turnaround in the fiscal fourth quarter of 2009 emerged, a clear picture of the success of our comprehensive cost efficiency measures was evident, as we reported an impressive 23% year-over-year reduction in operating expenses.  When combined with renewed revenue growth, this drove material improvements in reducing the company’s sequential quarterly GAAP net loss as well as the return to quarterly EBITDA profitability.

Based on a strong finish to fiscal year 2009, we continue to see the license sale market in the automotive and banking sectors, particularly in the Asia Pacific markets, as quite promising for the next few quarters.  We also believe that the U.S. market is the largest target market for NetSol Financial Suite™ and IT services offerings as the economy starts to show some visible signs of recovery. We continue to invest in the new generation of technology driven products that will further establish NetSol as a forward-thinking, innovative, strategic, global IT solution provider. As we are now well into our fiscal 2010 year, I am pleased to report that NetSol maintains a stronger revenue backlog and pipeline.  We are also seeing excellent new opportunities in the government and public sectors in the Middle East and South East Asia.

With sequential top line revenue growth reestablished, improved bottom line performance, and improved sales pipeline visibility, NetSol has returned to providing financial guidance to convey the renewed strength we see in the global market. In December of 2009, we announced our expectations for fiscal year 2010 top line revenue growth of between 25% and 32% as well as calling for a return to full year GAAP profitability.

Key Drivers in Fiscal 2009

NetSol’s improvement in the second half of fiscal 2009 was primarily driven from two fronts: firstly, improved operational efficiencies and strategic initiatives within our global organization; and, secondly, through improved customer demand and purchasing trends.  In fiscal year 2009, we streamlined our global corporate structure under our previously announced comprehensive cost reduction measures which provided a highly efficient operating platform, bringing operating expenses in line with revenue and helping restore margins and profitability as revenue has begun to ramp up again.  Our global sales and marketing structure is now unified under the leadership of Naeem Ghauri who has established increased sales effectiveness and improved visibility around new opportunities.

On the sales front, we have seen exceptionally strong activity in Asia, particularly in China, where our NetSol Financial Suite™ of solutions for the captive finance sector stands as the de-facto leader in the market. With among the strongest economic growth worldwide and rising consumer demand, we are seeing excellent interest from Chinese customers across our key verticals including banking, finance, leasing and automotive companies. China is now the world’s largest single market for automobile sales, recently surpassing the United States in terms of unit volume.  This is proving to be an excellent opportunity for NetSol based on our leadership in the automotive sector in that market.  Accordingly, we are taking steps to strengthen our local market presence in China in terms of sales, marketing and IT services engineers to support burgeoning market demand.

We  successfully established a new IT services joint venture, Atheeb NetSol Limited, a software engineering and joint venture company focused on kingdom of Saudi Arabia, gulf coast countries, and the Middle East; During the new joint venture company formation of Atheeb NetSol Ltd, we received a pilot IT project from Atheeb Group for over $500,000. We also established a new Neptune Software plc partnership, extending the reach of the NetSol Financial Suite (NFS)™ and LeaseSoft Evolve product into Africa, as leasing is rapidly expanding as a financing solution across the continent.  Subsequent to the launch of this partnership, we also announced our first joint customer win.

These joint venture and partnership activities provide highly cost efficient ways to penetrate new global markets with the assistance of a local partner with key relationships on the ground. Our NetSol North America operation has stabilized after internal consolidation. NetSol North America remains solid with 30 plus clients, strong maintenance revenue streams and excellent growth potential for our SAP integration practice group.  We also added two major new customers including Nissan’s leasing operation in Mexico.

Finally, and most importantly, we continue to have a powerful portfolio of products and services supported by CMMI Level 5 expertise and a global delivery platform that provides our customers high quality service and support.

NetSol has expanded its low cost delivery capabilities to Beijing and Bangkok supporting our Center of Excellence and state-of the-art technology campus in Lahore. We have made every effort to fully secure our main development location in Lahore against geo-political instability. Our Center of Excellence continues to provide the cost-effective, highest quality  to all of our operating entities. Nonetheless, and as further reassurance to our global clients, we continue to provide local management and technical support at our streamlined proximity development centers in the Silicon Valley and in the U.K. The regional and local support to our clients located in USA, Europe and Asia Pacific has essentially lessened the dependency on the Lahore campus which continues provides support primarily on the backend.

In conclusion, NetSol has begun fiscal year 2010 with continued positive momentum as NetSol delivered another quarter of double digit top line revenue growth in the first quarter of fiscal year 2010, compared to the prior quarter ended June 30, 2009.  This rise in sales included a 99% sequential increase in license fees driven by the strength of our core NetSol Financial Suite™. Higher sales also contributed to significant improvements in our fiscal first quarter 2010 gross margin and operating margin, as well as another significant reduction in GAAP net loss as we approach our target of breakeven and long-term profitability. Fiscal first quarter EBITDA profitability also improved materially, more than doubling compared to the prior quarter ended June 30, 2009.

We are very optimistic in NetSol’s short-term and long-term outlook as we see strong growth in Asia Pacific as well as the South East Asian emerging markets, while we envision unlimited scope for our niche solutions and services in the Americas from 2010 onwards. Based on the intrinsic value of NetSol’s years of capital investment in its offerings, product maturity and the surge in demand amongst fortune 500 clients worldwide, we believe the company is extremely well positioned globally to become a significant IT solutions provide  in all key markets within our space. With our new business pipeline for fiscal 2010 continuing to expand, with particular strength in our China, Asia Pacific and Kingdom of Saudi Arabia operations, we are creating new global opportunities as customers in those regions look for asset finance and lending software solutions to meet the various needs of their other international and local operations

My personal thanks go out to each of our global NetSol team members for their hard work and dedication which made our fiscal year 2009 achievements possible. I would also like to thank you for your support and encourage you to vote your proxy as well as attend the Annual Meeting on April __, 2010 at our offices in Calabasas, California.

Sincerely,

Najeeb U. Ghauri
NetSol Technologies, Inc.
Chairman & Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held April __, 2009

TO THE STOCKHOLDERS OF NETSOL TECHNOLOGIES, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders, including any adjournments or postponements thereof, of NetSol Technologies, Inc. (the "Company"), will be held on April __, 2010, at 10:00 a.m., local time, at the headquarters of the Company located at 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302 for the following purposes:

1.	To consider and vote on the election of directors, each to hold office for a term of one year ending in 2011 or when their successors are elected;

2.	To consider and vote upon the ratification of the appointment of Kabani & Company as the Company’s independent auditors for the fiscal year 2010;

3.
To approve the issuance upon full exercise of: (i) shares of common stock; and, (ii) shares of common stock underlying warrants.  The common stock and warrants were part of a financing in the amount of $2,500,000 which initially closed on June 29, 2007 (the “Financing”).  The common stock was issued by the Company in 2007.  However, a contemplated adjustment of the exercise price of the warrants, under NASDAQ Listing Rules, requires stockholder approval for the issuance of the shares of common stock underlying the warrants in order to permit a full exercise of the warrants by the holders.   A detailed discussion of this proposal begins on page 26.

4.	To consider such other matters as may properly come before the Annual Meeting.

Only stockholders of record as shown on the books of the Company at the close of business on February __, 2010, the record date and time fixed by the Board of Directors, will be entitled to vote at the meeting and any adjournment thereof.

By order of the Board of Directors
NetSol Technologies, Inc.

Najeeb Ghauri
Chief Executive Officer

March ___, 2010
Calabasas, California

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

NetSol Technologies, Inc.
23901 Calabasas Road Suite 2072
Calabasas, CA 91302

TABLE OF CONTENTS

PROXY STATEMENT GENERAL INFORMATION	9
Solicitation of Proxies	9
Voting and Revocation of Proxies	9
Voting Securities	10
Interests of Certain Persons in Matters to be Acted Upon	10
Voting at the Meeting	10
Returned Proxy Cards Which Do Not Provide Voting Instructions	10
Shares Held in Street Name	10
Changing Your Vote	10
Questions and Additional Information	11

QUESTIONS AND ANSWERS ABOUT THE MATTERS SUBJECT TO VOTE	12
What is being voted on?	12
Why are we being asked to approve the issuance of shares that have already been issued?	12
Why are you adjusting the warrant exercise price to $.31 per share?	13

CORPORATE GOVERNANCE, BOARD OF DIRECTORS, COMMITTEES	14
Board Meetings and Board Committees	14
Director Independence	16
Certain Relationships and Related Party Transactions	16
Director Compensation	17
Communications Between Stockholders and Board of Directors	18
Code of Ethics	18

BENEFICIAL OWNERSHIP OF COMMON STOCK	18

ELECTION OF DIRECTORS	20
Information Regarding Nominees	20

RATIFICATION OF APPOINTMENT OF KABANI & COMPANY, INC. AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2010	23
Audit Fees	23
Audit Related Fees	23
Tax Fees	23
All Other Fees	23
Pre-Approval Procedures	24

THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY AND THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE FULL EXERCISE OF WARRANTS BY INVESTORS WHO TOOK PLACE IN A PRIVATE OFFERING OF COMMON STOCK AND WARRANTS IN 2007	25

COMPENSATION DISCUSSION AND ANALYSIS	29

DEADLINE FOR SUBMISSION OF STOCKHOLDERS PROPOSALS FOR FISCAL 2010	44

FILINGS UNDER SECTION 16(A)	44

VOTING PROCEDURES	44

ANNUAL REPORT ON FORM 10-K	44

OTHER MATTERS	45

ANNEXES
Annex A  Common Stock and Warrant Purchase Agreement
Annex B  Common Stock Purchase Warrant
Annex C   Investors Rights Agreement
Annex D  Waiver Agreement

PROXY STATEMENT GENERAL INFORMATION

This Proxy Statement is furnished to holders of the common stock, par value $.001 per share, of NetSol Technologies, Inc., a Nevada corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors of proxies for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on [ April __,] 2010 at 10:00 a.m. local time at the Company’s headquarters located at  23901 Calabasas Road Suite 2072, Calabasas, CA 91302 and any and all adjournments thereof. The purpose of the Annual Meeting and the matters to be acted on there are set forth in the accompanying Notice of Annual Meeting of Stockholders. For overnight accommodations, Hilton Garden Inn located at 24150 Park Sorrento, Calabasas, CA 91302, telephone (818) 591-2300 is within a short walking distance of the Company’s offices.

The Annual Meeting has been called for the purpose of the following:

1.	To consider and vote on the election of directors, each to hold office for a term of one year ending in 2011 or when their successors are elected;

2.	To consider and vote upon the ratification of the appointment of Kabani & Company as the Company’s independent auditors for the fiscal year 2010;

3.
To approve the issuance upon full exercise of: (i) shares of common stock; and, (ii) shares of common stock underlying common stock purchase warrants.  The common stock and warrants were part of a financing in the amount of $2,500,000 which initially closed on June 29, 2007 (the “Financing”).  The common stock was issued by the Company in 2007.  However, a contemplated adjustment of the exercise price of the common stock purchase warrants, under NASDAQ Listing Rules, requires stockholder approval for the issuance of the shares of common stock underlying the warrants in order to permit a full exercise of the warrants by the investors.   A detailed discussion of this proposal begins on page 26.

4.	To consider such other matters as may properly come before the Annual Meeting.

SOLICITATION OF PROXIES

This proxy solicitation is being made and paid for by NetSol on behalf of our Board of Directors. In addition, we have retained Georgeson Inc. (“Georgeson”) to assist in the solicitation. We will pay Georgeson approximately $[        ] plus reasonable out-of-pocket expenses for their assistance. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid additional or special remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of Common Stock that the brokers and fiduciaries hold of record and obtain such holders’ voting instructions. Upon request, we will reimburse such brokers and fiduciaries for their reasonable out-of-pocket expenses. These materials are expected to be first mailed to stockholders on or about [March __,] 2010.

VOTING AND REVOCATION OF PROXIES

A stockholder, giving a proxy, on the enclosed form, may revoke it at any time prior to the actual voting at the Annual Meeting by filing written notice of the termination of the appointment with an officer of the Company, by attending the Annual Meeting and voting in person, or by filing a new written appointment of a proxy with an officer of the Company. The revocation of a proxy will not affect any vote taken prior to the revocation.  Unless a proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxies intend to vote the shares represented thereby to approve Proposals Nos. 1, 2, and 3, as set forth in the accompanying Notice of Annual Meeting of Stockholders, and in accordance with their best judgment on any other matters that may properly come before the Annual Meeting.

VOTING SECURITIES

As of February[ ___,] 2009, there were [___________] shares of common stock issued and outstanding and no shares of Series A 7% Cumulative Convertible Preferred Stock.  Each share of common stock is entitled to one vote.   Provided, however, that the shares held by the Investors in the Financing which are the subject of proposal number 3, may not be voted in connection with that proposal (the “Currently Held Financing Shares”).  The Currently Held Financing Shares may be voted on any and all other proposals at this meeting and may be used for purposes of determining a quorum for this meeting.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director of executive officer holds a substantial interest, either directly or indirectly, in any matter to be acted upon.

VOTING AT THE MEETING

Only stockholders of record at the close of business on [February __,] 2009 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Each share of Common Stock is entitled to one vote on the matters to be presented at the Annual Meeting.

A majority of the votes entitled to be cast on matters to be considered at the Annual Meeting, present in person or by proxy, will constitute a quorum at the Annual Meeting. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for all other matters. Abstentions and broker non votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Nevada law, the effect of broker  non votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority.  Under applicable Nevada law, as it applies to the proposals presented to stockholders at this annual meeting, Broker non votes shall be treated as an abstention and such Broker  non votes shall be included in the total shares voted for the purpose of quorum requirements and determining whether a majority of stockholders have approved the transactions.  Treatment of Broker non votes as abstentions results in these votes being treated as “no” votes in so far as a majority of all votes cast, including broker  non votes, must be voted in favor for a proposal to be approved.  A majority of votes in favor must be acquired in order for the proposals to be approved.

RETURNED PROXY CARDS WHICH DO NOT PROVIDE VOTING INSTRUCTIONS

Proxies that are signed and returned will be voted in the manner instructed by a stockholder. If you sign and return your proxy card with no instructions, the proxy will be voted "For" with respect to the item set forth in the Proposal.

SHARES HELD IN “STREET NAME”

If your shares are held in “street name”, your broker can vote your shares only if you provide instructions on how to vote.  You should instruct your broker to vote your shares in accordance with directions provided by your broker.

CHANGING YOUR VOTE

You may revoke your proxy at any time before the proxy is voted at the Annual Meeting. In order to do this, you must:

- send us written notice, stating your desire to revoke your proxy,

- send us a signed proxy that bears a later date than the one you intend to revoke, or,

- attend the Annual Meeting and vote in person. In this case, you must notify the Inspector of Elections or Secretary of the Company that you intend to vote in person.

A list of those stockholders entitled to vote at the Annual Meeting will be available for a period of ten days prior to the Annual Meeting for examination by any stockholder at the Company's principal executive offices, 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302, and at the Annual Meeting.

Questions and Additional Information

If you have more questions about the Proposals or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call the Company’s Investor Relations or Georgeson:

NetSol Technologies, Inc.
23901 Calabasas Road, Suite 2072
Calabasas, CA 91302
Telephone: (818) 222-9195

Georgeson Inc.
199 Water Street
26 th  Floor
New York, New York 10038
Telephone: (800) 501-4383

QUESTIONS AND ANSWERS ABOUT THE MATTERS SUBJECT TO VOTE

Q.	What is being voted on?

A.	The following proposals are being voted on:

The election of directors for a new term.

The ratification of the appointment of Kabani & Company to act as our auditor for the year ending June 30, 2011

Approval of the issuance of shares of common stock of the Company and the issuance of shares of common stock upon the full exercise of warrants by investors who took place in a private offering of common stock and warrants in July 2007.

Assuming the stockholders approve this proposal, the Company may upon a full exercise of the common stock purchase warrants (the “Warrants”) by the holders thereof, issue up to 4,032,276 shares of common stock

Q.	Why are we being asked to approve the issuance of shares that have already been issued?

A.
As a NASDAQ listed Company, we are required to follow the NASDAQ listing rules.  One such rules is rule 5635(d)(2) which requires stockholder approval  when, in connection with a transaction other than a public offering, a transaction involves the potential issuance by the Company of common stock equal to 20% or more of the common stock outstanding before the issuance.  Stockholder approval was not required at the closing of the Financing because the terms of the Financing would not result in issuances equal to or more than 20%.  We are contemplating an adjustment to the exercise price of warrants issued in the Financing.  With this adjustment, the number of shares which could be acquired upon full exercise of the warrants together with the shares issued in the Financing would exceed 20%, requiring stockholder approval in order to permit a full exercise.

As of the closing date of this Financing, there were 20,158,853 shares of common stock issued and outstanding.  In that Financing, a total of 1,515,151 shares of common stock and 757,575 warrants to purchase shares of common stock were issued.  As of the completion of the  Financing in October 2007, the total number of shares of common stock and shares of common stock which could potentially be issued if the Warrants were exercised in full represented 11.27% of the then issued and outstanding shares of common stock.   Accordingly, we were not required to seek shareholder approval of this transaction at that time.

 However, the Warrant contains two provisions that are important to this situation.  The first provision does not permit the Company to issue any shares in violation of NASDAQ rules.  The second provides full ratchet, anti-dilution protection to the Investors.  Such protection acts to adjust the exercise price of the Warrant and the number of shares exercisable when the Company issues any securities at or below the then current warrant exercise price.  Over time, since 2007, the Warrant exercise price has been adjusted down.  Currently, the Warrant exercise price is $.63 per share.  At a $.63 per share exercise price, the total shares that would be issued if the holders exercised all of the Warrants are 1,984,136.  This together with the shares issued in 2007, would total 3,499,287 shares equaling 17.36% of the issued and outstanding shares of the Company at the time of the Financing.  This is the current number of shares that can be exercised without any shareholder approval.

In December 2009, the Company and the investors in the Financing entered into a waiver agreement (the “Waiver Agreement”) whereby the Company agreed to adjust the Warrant exercise price to $.31 per share.  This adjustment would result in an adjustment of the total number of shares that could be issued if exercised in full to 4,032,276.  Together with the total number of shares issued to the investors in the Financing the number of shares which may be potentially issued if the Warrants were exercised in full by the holders will exceed 19.99% of the issued and outstanding shares of common stock of the Company as of June 29, 2007 and, specifically, would represent 27.51% of the issued and outstanding shares at the time of the original closing in June 2007.

Even if the stockholders do not approve the share issuances as set forth in this proxy, the holders will still be entitled to acquire 1,984,136 shares of common stock at the current exercise price of $.63 per share.

Q.	Why are you adjusting the Warrant exercise price to $.31 per share?

A.	We are agreeing to an adjustment of the Warrant exercise price in order to resolve an issue between the Company and the Investors.

In April through July 2009, the Company issued shares to its employees as part of a stock purchase plan.   The shares were issued at a discount from the market price of the shares of common stock on the date the issuances were authorized.  As the shares were issued at a discount from market, the issuance was deemed to be an employee stock purchase plan which required shareholder approval prior to issuance according to NASDAQ Listing Rules.  As stockholder approval was not obtained for these issuances, and in order to satisfy NASDAQ Listing Rules, the share prices were adjusted to the market price on the day of each investor’s purchase.  The revised prices were in the range of $.44 to $.68 per share.  The holders in the Financing assert that they are entitled to anti-dilution protection for all outstanding securities held by them based on the unadjusted price of the issuances.  They further assert that the raise was not an employee purchase plan as defined in the Warrant and therefore anti-dilution protection should be applied, not only to the Warrants but to all other adjustable securities owned by them at the lowest, non-adjusted price of $.20 per share.  The Company asserts that as the raise was conceded to be an employee stock purchase, the anti-dilution protection does not apply.

The Waiver Agreement constitutes a compromise of this issue.  In this agreement, the investors agree to waive the application of the anti-dilution provisions as it is related to the employee stock purchase as to all adjustable securities in exchange for an adjustment of the exercise price of the Warrants only to $.31 per share and correspondingly the proportionate upward adjustment in the number of shares that could be exercised. This upward adjustment is required by the full ratchet anti-dilution protection of the Warrant.  With this adjustment, the total number of shares that would be issuable if the Warrants were exercised in full at the $.31 exercise price is 4,032,276.

This Waiver Agreement is effective to resolve the issue if and only if the Company seeks and acquires stockholder approval of the Financing issuances so that the Warrants can be exercised in full based on this newly adjusted price.  Should the stockholders fail to approve this issuance the price adjustment will not occur, and the Waiver Agreement will no longer be effective as a resolution of the anti-dilution issue.  The Company and the investors will continue to disagree as to the applicability of the anti-dilution provisions to all of the securities held by the Investor which contain anti-dilution provisions and not just the Warrants.

The Waiver Agreement is an effort to resolve this disagreement with its investor and avoid additional costs associated with alternative resolutions or the holders seeking other recourse.

CORPORATE GOVERNANCE, BOARD OF DIRECTORS, COMMITTEES

BOARD MEETINGS AND BOARD COMMITTEES

During the fiscal year ended June 30, 2009, the Board of Directors of the Company met or acted by written consent two times with 100 % attendance by all directors.  The Company requests that all board members attend annual meetings of the board.  All but one member was present at the last annual meeting of the board.

The Board of Directors of the Company has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.  The charters for the Audit, Compensation and Nominating and Corporate Governance Committees are posted on the Company’s web site at www.netsoltech.com (select “About Us” then “Corporate Governance” and finally, the desired committee charter).  All committee members are appointed by the Board of Directors.  The Audit Committee met four times, the Compensation Committee met two times, and the Nominating and Corporate Governance Committee also met twice during fiscal year 2009.

Audit Committee.   The Audit Committee is comprised of Messrs. Burki (Chairman), Beckert, Shakow and Caton, all of whom are independent within the meaning of NASDAQ listing standards and Rule 10A-3(b) under the Securities Exchange Act of 1934 (“34 Act”).    The Audit Committee met four times during fiscal 2009.  The Audit Committee was established by the Board for the purpose of overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and reviewing the financial reports and other financial information provided by the Company to any governmental body or the public and the Company’s systems of internal controls regarding finance, accounting, legal compliance, and ethics. Its primary duties and responsibilities are to: (i) serve as an independent and objective party to monitor the Company’s financial reporting process, audits of the Company’s financial statements, and the Company’s internal control system and (ii) appoint from time to time, evaluate, and, when appropriate, replace the registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, determine the compensation of such “outside auditors” and the other terms of their engagement, and oversee the work of the outside auditors. The Company’s outside auditors report directly to the Audit Committee. The Audit Committee is also charged with establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and Kabani & Company, the Company’s independent auditors. Management is responsible for the preparation, presentation and integrity of  NetSol’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Kabani & Company is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

The Audit Committee has discussed with Kabani & Company the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and PCAOB Auditing Standard No. 2, “An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements.” In addition, Kabani & Company has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, as amended, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with Kabani & Company their firm’s independence.

Based on the discussions above, the Audit Committee recommended that the financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Commission.

Compensation Committee. The Compensation Committee is comprised of Messrs. Caton (Chairman), Shakow, Beckert and Burki all of whom are independent within the meaning of the NASDAQ listing standards and Rule 10A-3(b) under the 34 Act. The Compensation Committee met twice during the 2009 fiscal year. The primary function of the Compensation Committee is to assist the Board in fulfilling its oversight responsibilities relating to officer and director compensation. Its primary duties and responsibilities are to: (i) oversee the development and implementation of the compensation policies, strategies, plans, and programs for the Company’s executive officers and outside directors; (ii) review and determine the compensation of the executive officers of the Company; and (iii) oversee the selection and performance of the Company’s executive officers and succession planning for key members of the Company’s management. The Compensation Committee’s report is included below under “Compensation Discussion and Analysis”.

Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee is comprised of Messrs. Beckert (Chairman), Burki, Caton and Shakow all of whom are independent within the meaning of the NASDAQ listing standards and Rule 10A-3(b) under the 34 Act. Mr. Beckert is the Chairperson for the Committee.  This Committee met twice during the 2009 fiscal year. The primary function of the Nominating Committee is to assist the Board in fulfilling its responsibilities with respect to Board and committee membership and shareholder proposals. Its primary duties and responsibilities are to: (i) establish criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board; and (ii) make recommendations regarding proposals and nominees for director submitted by stockholders of the Company.

The Nominating & Corporate Governance Committee will consider director nominees recommended by stockholders. A shareholder who wishes to recommend a person or persons for consideration as a Company nominee for election to the Board of Directors must send a written notice by mail to: Corporate Secretary, NetSol Technologies, Inc., 23901 Calabasas Road, Suite 2072, Calabasas, CA, 91302 by fax to: 818-222-9197, that sets forth (i) the name of each person whom the shareholder recommends be considered as a nominee; (ii) a business address and telephone number for each nominee (an e-mail address may also be included) and (iii) biographical information regarding such person, including the person’s employment and other relevant experience. Shareholder considerations will only be considered if delivered or mailed and received at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of Stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within sixty (60) days before or after such anniversary date, notice by the Stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, which ever first occurs.

The Company’s nominating committee recommends that a nominee for a position on the Company’s Board of Directors meet the following minimum qualifications:

● He or she must be over 21 years of age;
● He or she must be able to read and understand basic financial statements;
● He or she must have experience in a position with a high degree of responsibility in a business or other organization;
● He or she must possess integrity and have high moral character
● He or she must be willing to apply sound, independent business judgment; and,
● He or she must have sufficient time to devote to the Company.

The Company’s nominating committee evaluates a potential nominee by considering whether the potential nominee meets the minimum qualifications described above, as well as by considering the following factors:

●  whether the potential nominee has leadership, strategic, or policy setting experience in a complex organization, including any scientific, governmental, educational, or other non-profit organization;
●  whether the potential nominee has experience and expertise that is relevant to the Company’s business, including any specialized business experience, technical expertise, or other specialized skills, and whether the potential nominee has knowledge regarding issues affecting the Company;
●  whether the potential nominee is highly accomplished in his or her respective field;

●  in light of the relationship of the Company’s business to the field of technology, whether the potential nominee has received any awards or honors in the fields of technology or engineering and whether he or she is recognized as a leader in that field;
●  whether the addition of the potential nominee to the Board of Directors would assist the Board of Directors in achieving a mix of Board members that represents a diversity of background and experience, including diversity with respect to age, gender, national origin, race, and competencies;
●  whether the potential nominee has high ethical character and a reputation for honesty, integrity, and sound business judgment;
●  whether the potential nominee can work collegially with others;
●  whether the potential nominee is independent, as defined by NASDAQ listing standards, whether he or she is free of any conflict of interest or the appearance of any conflict of interest with the best interests of the Company and its stockholders, and whether he or she is willing and able to represent the interests of all stockholders of the Company; and
●  Any factor which would prohibit the potential nominee to devote sufficient time to its business.

In addition, with respect to an incumbent director whom the nominating committee is considering as a potential nominee for re-election, the Company’s nominating committee reviews and considers the incumbent director’s service to the Company during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company. The manner in which the nominating committee evaluates a potential nominee will not differ based on whether the potential nominee is recommended by a shareholder or the Company.

The Company did not pay any fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director at the fiscal year 2009 Annual Meeting of Stockholders. The Company did not receive, by December 26, 2009 (the 120th calendar day before the first anniversary of the date of the Company’s 2009 proxy statement), any recommended nominee from a shareholder who beneficially owns more than 5% of the Company’s stock or from a group of stockholders who beneficially own, in the aggregate, more than 5% of the Company’s stock.

DIRECTOR INDEPENDENCE

Our board of directors has determined that: Eugen Beckert, Shahid Javed Burki, Mark Caton and Alexander Shakow are independent in accordance with Rule 5605 of the NASDAQ listing standards and, that Najeeb Ghauri, Naeem Ghauri and Salim Ghauri are not independent in accordance with Rule 5605(a)(2)(A) and (B) of the NASDAQ listing standards due to their employment with the Company and their family relationship.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During fiscal year 2009, there were no material transactions between NetSol, any director or executive officer of the Company, or any security holder known to hold more than five percent (5%) of our common stock (a “5% Holder”).

DIRECTOR COMPENSATION

Director Compensation Table

The following table sets forth a summary of the compensation earned by our Directors and/or paid to certain of our Directors pursuant to the Company's compensation policies for the fiscal year ended June 30, 2009, other than Najeeb Ghauri, Naeem Ghauri and Salim Ghauri who are executives and directors.

NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($) (1)	TOTAL ($)
Eugen Beckert	23,000	-	23,000
Shahid Javed Burki	29,000	-	29,000
Mark Caton	26,000	-	26,000
Alexander Shakow	16,000	-	16,000

(1)	There were no options awarded during fiscal year ended June 30, 2009
(2)	The board of directors voluntarily accepted a reduction of their fees by 15% effective April 1, 2009.

Director Compensation Policy

Only independent directors receive any fees or other compensation for services as members of our Board of Directors.

The non-employee members of our Board of Directors received as compensation for services as directors as well as reimbursement for documented reasonable expenses incurred in connection with attendance at meetings of our Board of Directors and the committees thereof. The Company paid the following amounts to members of the Board of Directors for the activities shown during the fiscal year ended June 30, 2009.

BOARD ACTIVITY	CASH PAYMENTS
Board Member Fee	$40,000
Committee Membership	$16,000
Chairperson for Audit Committee	$15,000
Chairperson for Compensation Committee	$6,000
Chairperson for Nominating and Corporate Governance Committee	$4,500

Members of our Board of Directors are also eligible to receive stock option or stock award grants both upon joining the Board of Directors and on an annual basis in line with recommendations by the Compensation Committee, which grants are non-qualified stock options under our Employee Stock Option Plans. Further, from time to time, the non-employee members of the Board of Directors are eligible to receive stock grants that may be granted from the 2008 Equity Incentive Plan and otherwise if and only if approved by the stockholders of the Company.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Caton (Chairman), Mr. Beckert, Mr. Burki and Mr. Shakow. During the fiscal year ended June 30, 2009, the Chairman of the Compensation Committee was Mr.  Beckert.  There were no other members of the committee during the fiscal year ended June 30, 2009. All current members of the Compensation Committee are "independent directors" as defined under the NASDAQ Listing Rules. None of these individuals were at any time during the fiscal year ended June 30, 2009, or at any other time, an officer or employee of the Company.

No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

COMMUNICATIONS BETWEEN STOCKHOLDERS AND BOARD OF DIRECTORS

The Board provides a process for stockholders to send communications to the Board or any of the Directors. Stockholders may send written communications to the Board or any one or more of the individual Directors by mail to: NetSol Technologies, Inc., Attention Corporate Secretary, 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302, or via fax to: 818-222-9197. Such communications will be reviewed by our Secretary, who shall remove communications relating to solicitations, junk mail, customer service concerns and the like. All other shareholder communications shall be promptly forwarded to the applicable member(s) of our board of directors or to the entire board of directors, as requested in the shareholder communication.

CODE OF ETHICS

The Company has adopted a Code of Ethics that applies to all of the Company’s employees, including but not limited to the Company’s chief executive officer and principal financial and accounting officers and controller. The Company’s Code of Ethics is posted on the Company’s web site at www.netsoltech.com (Select “About Us,” then “Corporate Governance”, and “Code of Ethics Adopted July 2, 2004”).

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, its only class of outstanding voting securities as of February 5, 2010 was 35,436,277, by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding common Stock with the address of each such person, (ii) each of the Company's present directors and officers, and (iii) all officers and directors as a group:

		Percentage
Name and	Number of	Beneficially
Address	Shares(1)(2)	owned(4)

Najeeb Ghauri (3)	3,645,523	10.29%
Naeem Ghauri (3)	2,950,453	8.33%
Salim Ghauri (3)	3,090,656	8.72%
Eugen Beckert (3)	258,900	*
Shahid Javed Burki (3)	264,000	*
Mark Caton (3)	48,000	*
Alexander Shakow (3)	40,273	*
Patti McGlasson (3)	155,500	*
Boo-Ali Siddiqui (3)	20,000	*
The Tail Wind Fund Ltd.(5)(6)	3,822,192	9.9%
Newland Capital Management LLC(7)	2,544,971	7.18%
All officers and directors as a group (nine persons)	10,473,305	29.55%

*  Less than one percent

(1)  Except as otherwise indicated, the Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

(2)  Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock relating to options currently exercisable or exercisable within 60 days of February 5, 2010, are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them. Includes shares issuable upon exercise of options exercisable within 60 days, as follows: Mr. Najeeb Ghauri, 2,549,227; Mr. Naeem Ghauri, 2,440,527; Mr. Salim Ghauri, 2,407,691; Mr. Eugen Beckert, 135,000; Mr. Shahid Burki, 150,000; and Ms. Patti McGlasson, 110,000.

(3)  Address c/o NetSol Technologies, Inc. at 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302.

(4)  Shares issued and outstanding as of February 5, 2010 were 35,436,277.

(5)  Address:  The Bank of Nova Scotia Trust Company (Bahamas) Ltd., Windermere House, 404 East Bay Street, P.O. Box SS-5539, Nassau, Bahamas.  Tail Wind Advisory & Management Ltd., a UK corporation authorized and regulated by the Financial Services Authority of Great Britain (“TWAM”), is the investment manager for The Tail Wind Fund Ltd., and David Crook is the CEO and controlling shareholder of TWAM. Each of TWAM and David Crook expressly disclaims any equitable or beneficial ownership of the shares being referred to hereunder and held by The Tail Wind Fund Ltd.

(6) Subject to the Ownership Limitation (defined below) and as reported in their Form 13G/A filed February 12, 2010, The Tail Wind Fund Ltd. (“Tail Wind”) may be deemed to beneficially own a total of 7,355,432 shares of Common Stock, including: 650,467 shares  of Common Stock held by Tail Wind; 12,854,143 shares of Common Stock issuable upon conversion of $1,800,000 in principal amount of  NetSol’s Convertible Notes due July 10, 2010 (“2009 Notes”) issued to TWF at a conversion price of $0.63 (without any interest accrual), 793,650 shares of Common Stock issuable upon exercise of warrants issued to TWF on June 29, 2007, 793,650 shares of Common Stock issuable upon exercise of warrants issued to TWF on October 29, 2007, and 2,260,522 shares of Common Stock issuable upon conversion of $1,424,128.86 in principal amount of NetSol’s Convertible Notes due July 31, 2011 issued to Tail Wind on July 23, 2008 at a conversion of $.63 (without any interest accrual).

Subject to the ownership limitation, TWAM may be deemed to beneficially own a total of 7,988,807 shares of Common Stock (the “TWAM Shares”), including the Tail Wind shares, which it may be deemed to beneficially own in its capacity as the investment manager for Tail Wind, and 876,192 shares of Common Stock issuable upon conversion of $633,375 in principal amount of NetSol’s Convertible Notes due July 31, 2011 issued to TWAM on July 23, 20008 at a conversion price of $0.63 (without any interest accrual).

In accordance with Rule 13d-4 under the Securities Exchange Act of 1934, as amended, because the number of shares of Common Stock into which the Reporting Person's Notes,  and Warrants are convertible and exercisable is limited, pursuant to the terms of such instruments, to that number of shares of Common Stock which would result in the Reporting Person having beneficial ownership of 9.9% of the total issued and outstanding shares of Common Stock (the "Ownership Limitation"), Tail Wind disclaims beneficial ownership of any and all shares of Common Stock that would cause Tail Wind's beneficial ownership to exceed the Ownership Limitation.  In accordance with the Ownership Limitation, Tail Wind, based upon 35,436,277 shares of common stock outstanding (as of February 5, 2010), Tail Wind beneficially owns 3,822,192 shares of Common Stock and disclaims beneficial ownership of 3,533,240 and TWAM disclaims beneficial ownership of 4,166,615 shares of Common Stock.

(7) Pursuant to a form 13G/A filed on February 5, 2009 and relying upon the authenticity of the information contained therein, the following persons have shared voting power over 2,544,971 shares of common stock of the Company:  Newland Capital Management, LLC (as to 2,544,971 shares), Newland Master Fund, Ltd. (as to 2,544,971), Newland Offshore Fund, Ltd. (as to 2,020,707 shares), Ken Brodkowitz (as to 2,544,971 shares) and Michael Vermut (as to 2,578,871 shares) all with addresses c/o Newland Capital Management LLC, 350 Madison Avenue, 11th Floor, New York, New York, 10017.

PROPOSAL NO. ONE

ELECTION OF DIRECTORS

The Bylaws of the Company provide that the Company is authorized to have up to nine directors, and that stockholders will elect the directors of the Company at each annual meeting. Directors are elected to serve a one-year term. Directors being elected at the Annual Meeting will serve until the Company's next annual meeting of stockholders, or until their successors have been duly elected and qualified. The Board of Directors does not contemplate that any of the persons it will nominate will be unable or unwilling to serve as a director. However, if that should occur, the Board of Directors reserves the right to name a substitute nominee at the Annual Meeting and persons named as nominees may exercise their discretion to vote for such nominee.

The board is currently comprised of seven members. All of the seven members are standing for re-election.

Each nominee receiving a majority of affirmative  votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

INFORMATION REGARDING NOMINEES

All nominees have consented to serve if elected, but if any becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The stockholders have previously elected all director candidates.  The name, age, business experience and offices held by each director nominee are as follows:

Name and Age	Director Since	Current Position with the Company
Najeeb U. Ghauri (55)	1997	Chairman, Chief Executive Officer, Director
Naeem Ghauri (52)	1999	President, Director
Salim Ghauri (54)	1999	President, Director
Eugen Beckert (63)	2001	Director
Shahid Burki (71)	2003	Director
Mark Caton (60)	2007	Director
Alexander Shakow (72)	2007	Director

NAJEEB U. GHAURI is the Chief Executive Officer and Chairman of NetSol.  He has been a Director of the Company since 1997, Chairman since 2003 and Chief Executive Officer since October 2006. Mr. Ghauri is the founder of NetSol Technologies, Inc. He was responsible for NetSol listing on NASDAQ in 1999, the NetSol subsidiary listing on KSE (Karachi Stock Exchange) in 2005, and the NetSol listing on the Nasdaq Dubai exchange in 2008.   Mr. Ghauri served as the Company's Chief Executive Officer from 1999 to 2001 and as the Chief Financial Officer from 2001 to 2005.  As CEO, Mr. Ghauri is responsible for managing the day-to-day operations of the Company, as well as the Company's overall growth and expansion plan.   Prior to joining the Company, Mr. Ghauri was part of the marketing team of Atlantic Richfield Company (ARCO) (now acquired by BP), a Fortune 500 company, from 1987-1997. Prior to ARCO, he spent nearly five years with Unilever as brand and sales managers. Mr. Ghauri received his Bachelor of Science degree in Management/Economics from Eastern Illinois University in 1979, and his M.B.A. in Marketing Management from Claremont Graduate School in California in 1981.   Mr. Ghauri was elected Vice Chairman of US Pakistan Business Council in 2006, a Washington D.C. based council of US Chamber of Commerce. He is also very active in several philanthropic activities in emerging markets and is a founding director of Pakistan Human Development Fund, a non-profit organization, a partnership with UNDP to promote literacy, health services and poverty alleviation in Pakistan. Mr. Ghauri has participated in NASDAQ opening and/or closing bell ceremonies in 2006, 2008 and 2009.

SALIM GHAURI has been with the Company since 1999 as the President and Director of the Company. Mr. Ghauri is currently the Chairman and CEO of NetSol Technologies Limited and President of the Asia Pacific Region and CEO of Global Services Group.  Mr. Ghauri was the founder of Network Solutions (Pvt.) Ltd. in 1995, Later NetSol Technologies (Pvt.) Limited.  Under his leadership, NetSol gradually built a strong team of IT professionals and infrastructure in Pakistan and became the first software house in Pakistan certified as ISO 9001 and CMMi Level 5 assessed. Under his leadership, NetSol PK has become the leading IT company and is known as an IT Icon in the region.  Mr. Ghauri received his Bachelor of Science degree in Computer Science from University of Punjab in Lahore, Pakistan. Before NetSol Technologies Ltd., Mr. Ghauri was employed with BHP in Sydney, Australia from 1987-1995, where he commenced his employment as a consultant.   Mr. Ghauri was appointed in 2007 as an Honorary Consul for Australia-Punjab Region.

NAEEM GHAURI has been a Director of the Company since 1999 and was the Company’s Chief Executive Officer from August 2001 to October 2006. Mr. Ghauri serves as the Managing Director of NetSol (UK) Ltd., a wholly owned subsidiary of the Company located in London, England. He is also the director of the Global Sales group. While instrumental in numerous transactions, his most significant contribution to the revenue of the Company was his role in closing the TiG NetSol Joint Venture in 2005.  Prior to joining the Company, Mr. Ghauri was Project Director for Mercedes-Benz Finance Ltd., from 1994-1999. Mr. Ghauri supervised over 200 project managers, developers, analysis and users in nine European Countries. Mr. Ghauri earned his degree in Computer Science from Brighton University, England.   Mr. Ghauri serves on the board of NetSol Technologies Europe, Ltd., a subsidiary of the Company.

EUGEN BECKERT was appointed to the Board of Directors in August 2001. A native of Germany, Mr. Beckert received his masters in Engineering and Economics from the University of Karlsruhe, Germany. Mr. Beckert was with Mercedes-Benz AG/Daimler Benz AG from 1973, working in technology and systems development. In 1992, he was appointed director of Global IT (CIO) for Debis Financial Services, the services division of Daimler Benz. From 1996 to 2000, he acted as director of Processes and Systems (CIO) for Financial Services of DaimlerChrysler Asia Pacific Services.  During this period he was instrumental to having the LeaseSoft products of NetSol developed and introduced in several countries as a pilot customer. From 2001 to 2004, he served as Vice President in the Japanese company of DCS.  Mr. Beckert retired from DaimlerChrysler in November 2006.  Mr. Beckert is chairman of the Nominating and Corporate Governance Committee and a member of the Audit and Compensation Committees.

SHAHID JAVED BURKI was appointed to the Board of Directors in February 2003.  Before joining the World Bank in 1974 he was a member of the Civil Service of Pakistan. He had a distinguished career with the World Bank from 1974 to 1999 where he held a number of senior positions including Chief of Policy Planning (1974-1981); Director of International Relations Department (1981-87); Director of China Department (1987-94); and Vice President of Latin America and the Caribbean Region (1994-99). Upon taking early retirement from the Bank, he took up the position of Chief Executive Officer of EMP Financial Advisors, a consulting company linked with the Washington based EMP Global, a private equity firm and worked there until 2005. He is currently Chairman the Institute of Public Policy, a think tank associated with the Beaconhouse National University, Lahore, Pakistan. He also spends some time each year as Senior Visiting Research Fellow at the Institute of South Asian Studies, National Singapore University. In 1996-97 he took leave of absence from the World Bank to take up the position of Finance Minister of Pakistan. Mr. Burki was educated at Government College, Lahore from where he received M.Sc. in Physics; at Oxford University as a Rhodes Scholar from where he received M.A. (Hons) in Economics; at Harvard University as a Mason Fellow from where he received M.P.A. and also studied for Ph.D. in Economics (not completed). In 1997, he received a Diploma in Advanced Management from Harvard University’s Business School.  Mr. Burki has authored several books and articles on development issues including Study of Chinese Communes (Harvard University Press, 1969); Pakistan Under Bhutto (Macmillan, 1990); Changing Perceptions, Altered Reality: Pakistan’s Economy Under Musharraf, 1999-2006 (Oxford University Press, 2007). He is currently working on a book, Changing Asia to be published later this year by Routledge, London.  Mr. Burki is a chairman of the Compensation Committee and a member of the Audit and Nominating and Corporate Governance Committees.

MARK CATON joined the board of directors in 2007.  Mr. Caton is currently President of Centela Systems, Inc. a distributor of computer peripheral solutions in the multimedia and digital electronic market segment, a position he has held since 2003. Prior to joining Centela, Mr. Caton was President of NetSol Technologies USA, responsible for US sales, from June 2002 to December 2003. Mr. Caton was employed by ePlus from 1997 to 2002 as Senior Account Representative. He was a member of the UCLA Alumni Association Board of Directors and served on the Board of Directors of NetSol from 2002-2003. Mr. Caton is a Chairman of the Compensation Committee and a member of the Audit and Nominating Committees. Mr. Caton received his BA from UCLA in psychology in 1971.

ALEXANDER SHAKOW was elected to the board on June 4, 2007.  Mr. Shakow had a distinguished career with the World Bank where he held various high level positions from 1981-2002.  Since 2002, he has been an independent consultant for various international organizations.   From 1968-1981 Mr. Shakow  held many senior positions at the United States Agency for International Development, including Assistant Administrator for Program and Policy; Director -Office of Development  Planning, Bureau for Asia; and, Director-Indonesia, Malaysia and Singapore Affairs.  Mr. Shakow was also a staff member of the United States Peace Corps from 1963-1968, including Director for Indonesia.  Mr. Shakow received his PhD from the London School of Economics and Political Science in 1962.  He earned his undergraduate degree with honors from Swarthmore College in 1958.  Mr. Shakow is listed in Who’s Who in America, Who’s Who in the World and Who’s Who in Finance and Business.  Mr. Shakow is a member of the Audit, Compensation and Nominating and Corporate Governance Committees.

No Arrangements of Understandings

There are no arrangements or understandings between any nominee for director and any other person(s) pursuant to which such nominee was or is to be selected as a director or nominee.

Vote Required

The election of each director nominee requires the affirmative vote of a majority of the votes cast in the election of directors.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL NO. TWO

RATIFICATION OF APPOINTMENT OF KABANI & COMPANY, INC.
AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2010

The Audit Committee along with the Board of Directors has appointed Kabani & Company, Inc.  (“Kabani”) as independent auditors of the Company with respect to its operations for fiscal year 2010, and has further directed that management submit such appointment for ratification by the holders of the Common Stock at the annual meeting of Stockholders. In taking this action, the members of the Audit Committee along with the Board considered carefully Kabani’s reputation in providing accounting services to other public and private companies in the software and retail industries, its independence with respect to the services to be performed, its general reputation for adherence to professional auditing standards and the performance of Kabani during the audit of the Company's consolidated financial statements for fiscal 2002 through current.

Stockholder ratification of the selection of Kabani as the Company's independent auditors is not required by the Company's Bylaws or otherwise. The Board, however, is submitting the selection of Kabani to the stockholders for ratification as a matter of good corporate practice. Therefore, there will be present at the Annual Meeting a proposal for the ratification of this appointment, which the Board of Directors believes is advisable and in the best interests of the stockholders. If the appointment of Kabani is not ratified, the Board of Directors will consider the matter of the appointment of independent public accountants.

Audit Fees

Kabani & Co. audited the Company’s financial statements for the fiscal years ended June 30, 2009 and June 30, 2008. The aggregate fees billed by Kabani & Co. for the annual audit and review of financial statements included in the Company’s Form 10 (or 10-KSB in the case of the fiscal year ended June 30, 2008) or services that are normally provided by Kabani & Company that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the year ended June 30, 2009 was $112,500 and for the year ended June 30, 2008 was $120,000.

Audit Related Fees

The aggregate fees billed by Kabani & Co. during fiscal 2009 including assurance and related audit services not covered in the preceding paragraph was $7,500. These “Audit Related Fees” were primarily for services in connection with the review of quarterly financial statements. The aggregate fees billed by Kabani & Company during fiscal 2008 including assurance and related audit services not covered in the preceding paragraph was $37,500.  These “Audit Related Fees” were primarily for services in connection with the review of quarterly financial statements.

Tax Fees

Tax fees for fiscal year 2009 were $12,500 and consisted of the preparation of the Company’s federal and state tax returns for the fiscal years 2008.  Tax fees for fiscal year 2008 were $4,500 and consisted of the preparation of the Company’s federal and state tax returns for the fiscal year 2007.

All Other Fees

There were no other fees billed by Kabani & Co. or services rendered to NetSol during the fiscal years ended June 30, 2009 and 2008, other than as described above.

Pre-Approval Procedures

The Audit Committee and the Board of Directors are responsible for the engagement of the independent auditors and for approving, in advance, all auditing services and permitted non-audit services to be provided by the independent auditors. The Audit Committee maintains a policy for the engagement of the independent auditors that is intended to maintain the independent auditor’s independence from NetSol. In adopting the policy, the Audit Committee considered the various services that the independent auditors have historically performed or may be needed to perform in the future. The policy, which is to be reviewed and re-adopted at least annually by the Audit Committee:

(i)
Approves the performance by the independent auditors of certain types of service (principally audit-related and tax), subject to restrictions in some cases, based on the Committee’s determination that this would not be likely to impair the independent auditors’ independence from NetSol;

(ii)	Requires that management obtain the specific prior approval of the Audit Committee for each engagement of the independent auditors to perform other types of permitted services; and,

(iii)	Prohibits the performance by the independent auditors of certain types of services due to the likelihood that their independence would be impaired.

Any approval required under the policy must be given by the Audit Committee, by the Chairman of the Committee in office at the time, or by any other Committee member to whom the Committee has delegated that authority. The Audit Committee does not delegate its responsibilities to approve services performed by the independent auditors to any member of management.

The standard applied by the Audit Committee in determining whether to grant approval of an engagement of the independent auditors is whether the services to be performed, the compensation to be paid therefore and other related factors are consistent with the independent auditors’ independence under guidelines of the Securities and Exchange Commission and applicable professional standards. Relevant considerations include, but are not limited to, whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of NetSol’s financial statements; whether the independent auditors would be functioning in the role of management or in an advocacy role; whether performance of the service by the independent auditors would enhance NetSol’s ability to manage or control risk or improve audit quality; whether performance of the service by the independent auditors would increase efficiency because of their familiarity with NetSol’s business, personnel, culture, systems, risk profile and other factors; and whether the amount of fees involved, or the proportion of the total fees payable to the independent auditors in the period that is for tax and other non-audit services, would tend to reduce the independent auditors’ ability to exercise independent judgment in performing the audit.

Vote Required

An affirmative vote of a majority of the votes cast at the Annual Meeting is required for ratification of KABANI & COMPANY, INC. as our independent accountants for the year ending June 30, 2010.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KABANI & COMPANY, INC. AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2010.

PROPOSAL NO. THREE

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY
AND THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE FULL EXERCISE OF WARRANTS BY INVESTORS WHO TOOK PLACE IN A PRIVATE OFFERING OF COMMON STOCK AND WARRANTS IN 2007

The discussion in this proxy statement of the terms of the financing dated June 29, 2007, by and between the Company and the investors is contained in the Common Stock and Warrant Agreement, the Common Stock Purchase Warrant and, the Investor Rights Agreement (collectively referred to as the “Financing Documents”).  A copy of the form of the Financing Documents is attached as Annex A-C to this proxy statement and is incorporated into this proxy statement by reference. The Waiver Agreement is attached as Annex D to this proxy statement and is incorporated into this proxy statement by this reference.  While we do not believe that this information is material for the exercise of prudent judgment in regards to this matter, in that the matter involves the authorization or issuance of common stock only, to assist you with your understanding, we are incorporating by reference our financial statements for the year ended June 30, 2009 and the quarter ended December 31, 2009.  The annual report on form 10-K for the year ended June 30, 2009 is being provided to you with this proxy.

Introduction

The purpose of this Proposal is to obtain the stockholder approval necessary under applicable NASDAQ Listing Rules to allow for the full issuance and exercise of: (i) shares of Common Stock and, (ii) shares of Common Stock upon the full exercise of the Warrants issued by the Company to the investors in the Financing based on an adjusted Warrant exercise price of $.31 per share.  In the event that stockholder approval of this proposal is not acquired, the Warrants’ exercise price will remain at $.63 per share (per its anti-dilution provisions) and the investors will be able to exercise only those number of shares which, when taken with the number of shares of common stock issued in connection with the Financing will not result in a violation of NASDAQ Listing Rules.  Additionally, if stockholder approval of this proposal is not acquired, the waiver agreement entered into by and between the investors and the Company dated December 14, 2009 (the “Waiver Agreement”) which is designed to resolve a disagreement as to the applicability of certain anti-dilution provisions to employee purchases made in 2009, will no longer operate to resolve the disagreement.

Description of the Financing

On June 22, 2007, the Company entered into an agreement with The Tail Wind Fund Ltd., and Solomon Strategic Holdings, Inc. (the “Investors”) whereby the Company was prepared to issue 1,515,151 shares of common stock and common stock purchase warrants to purchase 757,575 shares of common stock (the “Warrants”) in exchange for $2,500,000 (the “Financing”).  The units of common stock and Warrants were sold at the price of $1.65 per share.  The initial exercise price of the Warrants was $1.65 per share.  The initial tranche of 757,575 shares of common stock and warrants to purchase 378,787shares of common stock were issued at the initial closing on June 29, 2007.  The provisions of the common stock and warrant purchase agreement provides that the Investors could purchase an additional 757,575 shares of common stock and warrants to purchase 378,787 shares of common stock at the same price provided that such determination was made within 6 months of the closing of the stock purchase agreement or by no later than December 31, 2007.  On or about October 18, 2007, both investors elected to acquire the additional shares and warrants.  The total shares issued in connection with this Financing were 1,515,151 shares together with warrants to purchase 757,575 shares of common stock at the initial exercise price of $1.65 per share.

The Warrant contains a full ratchet anti-dilution provision which provides that the exercise price of the Warrants will be adjusted at any time, during the term of the Warrants, if the Company issues securities below the then current exercise price of the Warrants.  Further, the full ratchet anti-dilution provision requires a corresponding adjustment of the number of shares of common stock that may be acquired upon the exercise of such Warrants (such that the total consideration payable by the investor remains unchanged upon full exercise regardless of a downward adjustment in the exercise price).  The Warrant exercise price was adjusted on two occasions to $.78, based on an amendment in 2009 to a convertible note issued to the Investors in 2008 and then again to $.63 based on the issuance of notes which are convertible into shares of common stock issued to the Investors in August 2009.    Correspondingly, the number of shares which could be acquired upon full exercise of the Warrants increased from 757,575 to 1,984,136 (as a result of the $.63 adjustment).

The proceeds of the Financing were used for expenses related to the financing and working capital.

In April through July 2009, the Company issued shares to its employees as part of a stock purchase plan.   The shares were issued at a discount from the market price of the shares of common stock on the date the issuances were authorized.  As the shares were issued at a discount from market, the issuance was deemed to be an employee stock purchase plan which required shareholder approval prior to issuance according to NASDAQ Listing Rules.  As stockholder approval was not obtained for these issuances, and in order to satisfy NASDAQ Listing Rules, the share prices were adjusted to the market price on the day of each investor’s purchase.  The revised prices were in the range of $.44 to $.68 per share.  The Investors assert that they are entitled to anti-dilution protection for all outstanding securities held by them based on the unadjusted price of the issuances.  They further assert that the raise was not an employee purchase plan as defined in the Warrant and therefore anti-dilution protection should be applied, not only to the Warrants but to all other adjustable securities owned by the Investors at the lowest, non-adjusted price of $.20 per share.  The Company asserts that as the raise was conceded to be an employee stock purchase, the anti-dilution protection does not apply.

The Waiver Agreement constitutes a compromise of this issue.  In this agreement, the Investors agree to waive the application of the anti-dilution provisions as it is related to the employee stock purchase as to all adjustable securities in exchange for an adjustment of the exercise price of the Warrants only to $.31 per share and correspondingly the proportionate upward adjustment in the number of shares that could be exercised, in line with the full-ratchet anti-dilution clause.  With this adjustment, the total number of shares that would be issuable if the Warrants were exercised in full at the $.31 exercise price is 4,032,276.

This Waiver Agreement is effective to resolve the issue if and only if the Company seeks and acquires stockholder approval of the Financing issuances so that the Warrants can be exercised in full based on this newly adjusted price.  Should the stockholders fail to approve this issuance the price adjustment will not occur, and the Waiver Agreement will no longer be effective as a resolution of the anti-dilution issue.  The Company and the Investors will continue to disagree as to the applicability of the anti-dilution provisions to all of the securities held by the Investors which contain anti-dilution provisions and not just the Warrants.

The terms of the Warrants permit exercise at any time at the current exercise price of $.63 per share, through the extended warrant exercise date of June 29 and October 18, 2015 respectively, for each Warrant, to the extent that such exercise does not violate NASDAQ Listing Rules, and in full at the adjusted price of $.31, at such time after our stockholders approve the issuance of shares of common stock underlying such Warrants.   To date, 1,515,151 shares of common stock have been issued to the investors in the Financing. However, none of the Warrants have been exercised and, accordingly, no shares of common stock underlying the Warrants have been issued.

Description of Securities

The terms of the Warrant permit exercise for a period of five years and contain full-ratchet anti-dilution protections.  Full-ratchet anti-dilution protection is afforded to the Investors by providing for both an adjustment of the conversion price and a corresponding adjustment in the number of shares of common stock into which the Warrants may be exercised in certain circumstances.  The conversion price is adjusted for stock dividends, subdivisions, combinations, distributions and issuances of shares, or securities convertible into shares, of common stock of the Company which effectively reduces the conversion, exercise or exchange price for any securities to an effective Per Share Selling Price (defined below) which is less than the current Warrant price.  The Per Share Selling Price includes the amount actually paid by third parties for each share of common stock in a sale or issuance by the Company.  If the securities are issued for something other than cash, the Per Share Selling Price shall be the fair value of such consideration as determined in good faith by independent certified public accounts.  In such event, the current warrant price shall be automatically reduced effective concurrently with such issue or sale to an amount equal to such Per Share Selling Price. Further, in the event of such reduction, the number of shares of common stock which are issuable upon exercise of the Warrants shall be inversely proportionately increased such that the aggregate exercise price remains the same.

The foregoing provision does not apply to any issuances or sales of common stock or convertible securities (i) pursuant to any convertible securities currently outstanding on the date the Warrant, in accordance with the terms of such convertible securities, or (ii) to any officer, director or employee of the Company pursuant to a bona fide option or equity incentive plan duly adopted by the Company.  Exercise of the Warrants is subject to beneficial ownership cap of 9.9% of the total number of shares of common stock of the Company then issued and outstanding.

The Warrants currently, at the $.63 per share exercise price, and upon full exercise would result in the issuance of up to 1,984,136 (except as limited by the beneficial ownership cap and the prohibition of any issuance in violation of NASDAQ Listing Rules).  The contemplated adjustment, assuming stockholder approval, would result, upon full exercise of the warrants, in an issuance of up to 4,032,276 shares of common stock (again, except as limited by the beneficial ownership cap). The Warrants may be exercised until June 29 and October 18, 2015 respectively.

The common stock issued as part of this Financing was issued at the price of $1.65 per share are the same class of common stock of the Company currently outstanding and listed on the NASDAQ Capital Market under the symbol “NTWK”.

NASDAQ Listing Requirements and the Necessity of Stockholder Approval

As a NASDAQ listed company, we are required to follow the NASDAQ listing rules.  One such rules is rule 5635(d)(2) which requires stockholder approval  when, in connection with a transaction other than a public offering, a transaction involves the potential issuance by the Company of common stock equal to 20% or more of the common stock outstanding before the issuance.  Stockholder approval was not required at the closing of the Financing because the terms of the Financing would not result in issuances equal to or more than 20%.  We have agreed to an adjustment to the exercise price of Warrants issued in the Financing.  With this adjustment, the number of shares which could be acquired upon full exercise of the warrants together with the shares issued in the Financing would exceed 20%, requiring stockholder approval.

As of the closing date of this Financing, there were 20,158,853 shares of common stock issued and outstanding.  In that Financing, a total of 1,515,151 shares of common stock and 757,575 warrants to purchase shares of common stock were issued.  As of the completion of the  Financing in October 2007, the total number of shares of common stock and shares of common stock which could potentially be issued if the warrants were exercised in full represented 11.27% of the then issued and outstanding shares of common stock.   Accordingly, we were not required to seek shareholder approval of this transaction at that time.

However, the Warrant contains two provisions that are important to this situation.  The first provision does not permit the Company to issue any shares in violation of NASDAQ Listing Rules.  The second provides full ratchet, anti-dilution protection to the Investors.  Such protection acts to adjust the exercise price of the Warrant and the number of shares exercisable when the Company issues any securities at or below the then current Warrant exercise price.  Over time, since 2007, the Warrant exercise price has been adjusted down and the number of shares which can be acquired when the Warrants are exercised has been adjusted up.  Currently, the Warrant exercise price is $.63 per share.  At a $.63 per share exercise price, the total shares that would be issued if the Investors exercised all of the Warrants are 1,984,136.  This together with the shares issued in 2007, would total 3,499,287 shares equaling 17.36% of the issued and outstanding shares of the Company at the time of the Financing.  This is the current number of shares that can be exercised without any shareholder approval.

In December 2009, the Company and the investors in the Financing entered into a Waiver Agreement where the Company agreed to adjust the Warrant exercise price to $.31 per share.  This adjustment would result in an adjustment of the total number of shares that could be issued if exercised in full to 4,032,276.  Together with the total number of shares issued to the investors in the Financing the number of shares which may be potentially issued if the Warrants were exercised in full by the Investors will exceed 19.99% of the issued and outstanding shares of common stock of the Company as of June 29, 2007 and, specifically, would represent 27.51% of the issued and outstanding shares at the time of the original closing in June 2007.

Even if the stockholders do not approve the share issuances as set forth in this proxy, the Investors will still be entitled to acquire 1,984,136 shares of common stock at the current exercise price of $.63 per share.

As of June 26, 2007, there were 20,158,853 shares of common stock of the Company issued and outstanding, less treasury shares.   Accordingly, the number of shares to be issued to the Investors based on the shares issued in 2007 and a full exercise of the Warrants, at the adjusted exercise price would be a total of 5,547,427 constituting 27.52% of the issued and outstanding shares at June 29, 2007.  Without stockholder approval, the Investors will receive, on full exercise of the Warrants and accounting for shares of common stock issued in 2007, a total of 3,499,287.

Funds raised in the Financing were used for working capital.

The Company’s stockholders are being asked to approve the issuance of shares of common stock of the Company and the issuance of shares of common stock upon the full exercise of warrants by investors who took place in a private offering of common stock and Warrants in 2007.

Availability of Principal Accountants

Representatives from our principal accountant are expected to be present at the stockholders’ meeting; will have an opportunity to make a statement if they desire to do so; and, are expected to be available to respond to appropriate questions.

Required Vote

The affirmative vote of a majority of the issued and outstanding shares of the Common Stock entitled to vote thereon is necessary for approval of the issuance of shares of Common Stock issuable upon the full exercise of the Warrants issued by the Company in the Financing.  Shares of Common Stock acquired by the Investors in the Financing may not be voted in connection with this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY AND THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE FULL EXERCISE OF WARRANTS BY INVESTORS WHO TOOK PLACE IN A PRIVATE OFFERING OF COMMON STOCK AND WARRANTS IN 2007

COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis will describe the Compensation Committee's compensation objectives and policies for our Named Executive Officers, including executive pay decisions and processes and all elements of NetSol Technologies’ executive compensation program.

NetSol Technologies’ Named Executive Officers, a group comprised of the Chief Executive Officer, the Chief Financial Officer, and three other executive officers for fiscal year 2009, are the following seven individuals:

Najeeb Ghauri	Chief Executive Officer
Salim Ghauri	President of Asia Pacific and Middle East Operations
Naeem Ghauri	President of European Operations
Tina Gilger	Chief Financial Officer (1)
Dan Lee	Chief Financial Officer (1)
Boo-Ali Siddiqui	Chief Financial Officer (1)
Patti L. W. McGlasson	Secretary and General Counsel

(1)
Ms. Gilger resigned as the Chief Financial Officer of the Company effect December 15, 2008 and Mr. Dan Lee became the Company’s new Chief Financial Officer as of the same date. Mr. Lee tendered his resignation as of March 31, 2008.  As of April 1, 2009, Mr. Boo-Ali Siddiqui assumed the position of Chief Financial Officer of the Company.

Compensation Philosophy and Objectives

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance at or above established goals, with the ultimate objective of increasing stockholder value. The philosophy of the Compensation Committee is to evaluate both performance and compensation to ensure that we maintain our ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To that end, the Compensation Committee believes executive compensation packages should include both cash and equity-based compensation that reward performance as measured against established goals.

Setting Executive Compensation

Management develops our compensation plans by utilizing publicly available compensation data in the media services and technology industries. We believe that the practices of these groups of companies provide us with appropriate compensation benchmarks, because these groups of companies are in similar businesses and tend to compete with us for executives and other employees. For benchmarking executive compensation, we typically review the compensation data we have collected from these groups of companies, as well as a subset of the data from those companies that have a similar number of employees as the Company. For purposes of determining executive compensation, we have not engaged consultants to help us analyze this data or to compare our compensation programs with the practices of the companies represented in the compensation data we review.

Based on management's analyses and recommendations, the Compensation Committee has approved a pay-for-performance compensation philosophy, which is intended to establish base salaries and total executive compensation (taking into consideration the executive's experience and abilities) that are competitive with those companies with a similar number of employees represented in the compensation data we review.

We work within the framework of this pay-for-performance compensation philosophy to determine each component of an executive's initial compensation package based on numerous factors, including:

• the individual's particular background, track record and circumstances, including training and prior relevant work experience;

• the individual's role with us and the compensation paid to similar persons in the companies represented in the compensation data that we review;

• the demand for individuals with the individual's specific expertise and experience;

• performance goals and other expectations for the position; and,

• uniqueness of industry skills.

The terms of each executive officer's compensation are derived from employment agreements negotiated between the Company and the executive. Each executive's employment agreement is generally negotiated to cover a one to three-year period, and prescribes the base salary and other annual payments, if any, to the executive. Employment agreements for all executive officers are approved by the Board of Directors and the Compensation Committee. Employment agreements for other executives are approved by the Company's Chief Executive Officer.

2009 Executive Compensation Components

For the fiscal year ended June 30, 2009, the principal components of compensation that our named executive officers were eligible to receive were:

• Base salary;
• Long Term Equity Incentive Compensation;
• Performance-based incentive compensation (discretionary bonus); and,
• Perquisites and other personal benefits.

Base Salary

An executive's base salary is evaluated together with components of the executive's other compensation to ensure that the executive's total compensation is consistent with our overall compensation philosophy.

The base salaries were established in arms-length negotiations between the executive and the Company, taking into account their extensive experience, knowledge of the industry, track record, and achievements on behalf of the Company.

Base salaries are adjusted annually by the Compensation Committee.

Annual Bonus

Our compensation program includes eligibility for bonuses as rewarded by the Compensation Committee. All executives are eligible for annual performance-based cash bonuses in accordance with Company policies.

During our fiscal year ended 2009, none of the named executives were awarded cash bonuses. Our former CFOs, both of whom served as CFO during the last fiscal year ended June 30, 2009 received $5,000 and $0 respectively for Ms. Gilger and Mr. Lee.

Long-Term Equity Incentive Compensation

We believe that long-term performance is achieved through an ownership culture that encourages long-term participation by our executives in equity-based awards. Our various Employee Stock Option Plans allow us to grant stock options to employees. We currently make initial equity awards of stock options to new executives and certain non-executive employees in connection with their employment with the Company. Annual grants of options, if any, are approved by the Compensation Committee.

Equity Incentives.    Executives, certain non-executive employees, and directors who join us may be awarded stock awards and/or stock option grants after they join the Company. These grants have an exercise price equal to the fair market value of our common stock on the grant date. Such awards are intended to provide the executive with incentive to build value in the organization over an extended period of time. The size of the stock option award is also reviewed in light of the executive's track record, base salary, other compensation and other factors to ensure that the executive's total compensation is in line with our overall compensation philosophy.  A review of all components of compensation is conducted when determining equity awards to ensure that total compensation conforms to our overall philosophy and objectives.

Perquisites and Other Personal Benefits

We provide named executive officers with perquisites and other personal benefits that we believe are reasonable and consistent with our overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to executive officers.

We maintain benefits and perquisites that are offered to all employees, including health insurance and dental insurance.   Benefits and perquisites may vary in different country locations and are consistent with local practices and regulations.

Termination Based Compensation

Upon termination of employment, all executive officers with a written employment agreement are entitled to receive severance payments under their employment agreements. In determining whether to approve, and as part of the process of setting the terms of, such severance arrangements, the Compensation Committee recognizes that executives and officers often face challenges securing new employment following termination.  Further, the Committee recognizes that many of the named executives and officers have participated in the Company since its founding and that this participation has not resulted in a return on their investments.  Termination and Change in Control Payments considered both the risk and the dedication of these executives’ service to the Company.

Our Chief Executive Officer, CEO of NetSol Technologies, Ltd. and CEO of Netsol Technologies Europe, Ltd.  have employment agreements that provide, if his employment is terminated without cause or if the executive terminates the agreement with Good Reason, he is entitled to (a) all remaining salary to the end of the date of termination, plus salary from the end of the employment term through the end of the third anniversary of the date of termination, and (b) the continuation by the Company of medical and dental insurance coverage for him and his family until the end of the employment term and through the end of the third anniversary of the date of termination.  Provided, however, if such benefits cannot be continued for this extended period, the Executive shall receive cash (including a tax-equivalency payment for Federal, state and local income and payroll taxes assuming Executive is in the maximum tax bracket for all such purposes) where such benefits may not be continued.  These agreements further provide for vesting of all options and restrictive stock grants, if any.

The CFO of the Company does not currently have a written employment agreement with the Company.

The Secretary of the Company has an employment agreement that provides, if she is terminated without cause or if the executive terminates the agreement with Good Reason, she is entitled to (a) all remaining salary to the end of the date of termination, plus salary from the end of the employment term through the end of the first anniversary of the date of termination, and (b) the continuation by the Company of medical and dental insurance coverage for her and her family until the end of the employment term and through the end of the first anniversary of the date of termination.  Provided, however, if such benefits cannot be continued for this extended period, the Executive shall receive cash (including a tax-equivalency payment for Federal, state and local income and payroll taxes assuming Executive is in the maximum tax bracket for all such purposes) where such benefits may not be continued.  These agreements further provide for vesting of all options and restrictive stock grants, if any.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals. We believe that compensation paid under the management incentive plans is generally fully deductible for federal income tax purposes.

Accounting for Stock-Based Compensation

Commencing on July 1, 2006, we began accounting for stock-based payments, including awards under our Employee Stock Option Plans, in accordance with the requirements of Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, or SFAS 123(R).
The following table shows the compensation for the fiscal year ended June 30, 2009 and June 30, 2008, earned by our Chairman and Chief Executive Officer, our Chief Financial Officer who is our Principal Financial and Accounting Officer, and others considered to be executive officers of the Company.

Name and Principle Position	Fiscal Year Ended	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)		All Other Compensation ($)		Total ($)
Najeeb Ghauri	2009	$272,265	$-	$-	$-	(3)	$68,151	(5)	$340,416
Chief Executive Officer,	2008	$287,500	$-	$-	$-	(3)	$51,701	(5)	$339,201
Chairman
Naeem Ghauri	2009	$200,000	$-	$-	$-	(3)	$25,686	(6)	$225,686
Chief Executive Officer,	2008	$235,183	$-	$-	$-	(3)	$37,906	(6)	$273,089
NetSol Technologies Europe
Salim Ghauri	2009	$175,000	$-	$-	$-	(3)	$-	(7)	$175,000
Chief Executive Officer,	2008	$200,000	$-	$-	$-	(3)	$-	(7)	$200,000
NetSol Technologies Ltd.
Boo-Ali Siddiqui (8)	2009	$22,500	$-	$6,400	$-		$-		$28,900
Chief Financial Officer	2008	$-	$-	$-	$-		$-		$-
Dan Lee (8)	2009	$58,333	$-	$13,340	$-		$4,245		$75,918
Chief Financial Officer	2008	$-	$-	$-	$-		$-		$-
Tina Gilger (8)	2009	$70,360	$5,000	$-	$-	(3)	$-	(8)	$75,360
Chief Financial Officer	2008	$128,917	$15,000	$-	$12,160	(3)	$12,846	(8)	$168,923
Patti L. W. McGlasson	2009	$124,289	$5,000	$17,200	$-	(3)	$-	(9)	$146,489
Secretary, General Counsel	2008	$128,333	$5,000	$-	$12,160	(3)	$4,120	(9)	$149,613
(1)   The stock was awarded as compensation and sign up bonus to the officers.  Therefore, no expense was recognized in the consolidated financial statements.
(2)  For the fiscal year ended June 30, 2009, the following options were granted to the named officers:  750,000 options to Mr. Najeeb Ghauri and 525,000 options each to Mr. Naeem Ghauri & Mr. Salim Ghauri. Using the Black-Scholes model these were valued at $367,346 and an expense of $139,894 was recorded in the accompanying consolidated financial statements. During the fiscal year ended June 30, 2008, following options were granted to the named employees: 10,000 options to Ms. Tina Gilger and Ms. Patti McGlasson and using the Black-Scholes model these were values at $12,160 each and an expense was recognized for this amount in the consolidated financial statements.
(3)  Consists of $36,000 and $36,000 paid for automobile and travel allowance and $32,151 and $15,701 paid for medical and dental insurance premiums paid by the Company for participation in the health insurance program for the fiscal years ended June 30, 2009 and 2008, respectively.
(4)  Consists of $22,790 and $24,149 paid for automobile and travel allowance and $2,896 and $13,757 paid for private medical insurance premiums paid by the Company for the fiscal years ended June 30, 2009 and 2008, respectively.

(5)  The amount paid to the officer was in aggregate less than $10,000 for the fiscal years ended June 30, 2009 and 2008, respectively.
(6)  The amount paid to the officer for fiscal year ended June 30, 2009 was less than $10,000. $12,846 was paid for medical and dental insurance premiums by the Company for participation in the health insurance program for the fiscal years ended June 30, 2008.
(7)  The amount paid to the officer was in aggregate less than $10,000 for the fiscal years ended June 30, 2009 and 2008, respectively.
(8) Ms. Gilger resigned as the Chief Financial Officer of the Company effective December 15, 2008 and Mr. Dan Lee became the Company’s new Chief Financial Officer as of the same date.  Mr. Lee tendered his resignation as of March 31, 2009.  As of April 1, 2009, Mr. Boo Ali assumed the position of Chief Financial Officer of the Company.

Grants of Plan-Based Awards

Mr. Najeeb Ghauri, Mr. Naeem Ghauri and Mr. Salim Ghauri pursuant to the terms of their employment agreement were entitled to a bonus based on the performance of the Company for the fiscal year ended June 30, 2008. Messrs. Ghauri waived all rights to bonuses and options pursuant to the terms of their employment agreements in response to the economic downturn of late 2008.

Ms. Tina Gilger was not granted any options to purchase shares of common stock during the fiscal year ended June 30, 2009.  All options issuable to Ms. Gilger, if not exercised, expired 30 days after the termination of her employment with the Company. Accordingly, as of June 30, 2009, Ms. Gilger held no options to purchase shares of common stock of the Company.

Mr. Dan Lee was authorized by the Compensation Committee of the Company to receive 250,000 options to purchase common stock of the Company upon the completion of his probationary period.  As Mr. Lee did not complete his probationary period, the options were never granted.

Mr. Najeeb Ghauri, Mr. Naeem Ghauri and Mr. Salim Ghauri were granted, in February 2009, 750,000, 525,000 and 525,000 options, respectively, to acquire shares of common stock of the Company. The options vest quarterly and were approved by the Compensation Committee as an incentive for Messrs. Ghauri in light of the agreed reduction of salary in early 2009.  Ms. McGlasson was granted 20,000 shares of common stock of the Company in early 2009 as an incentive for Ms. McGlasson in light of the agreed reduction of salary.

The following options were granted to the named executives during the fiscal year ended June 30, 2008:  10,000 options each to Ms. Tina Gilger and Ms. Patti McGlasson, using the Black-Scholes model these were valued at $12,160 each and an expense was recorded for this amount in the accompanying consolidated financial statements.

There were no options granted to the named executives during the fiscal year ended June 30, 2007.

Discussion of Summary Compensation Table

The terms of our executive officers' compensation are derived from our employment agreements with them and the annual performance review by our Compensation Committee. The terms of Mr. Najeeb Ghauri, Mr. Naeem Ghauri and Mr. Salim Ghauri’s employment agreements with the Company were the result of negotiations between the Company and the executives and were approved by our Compensation Committee and Board of Directors. The terms of Ms. McGlasson’s employment agreement with the Company were the result of negotiations between our Chief Executive Officer and Ms. McGlasson and were approved by our Compensation Committee and Board of Directors. The terms of Ms. Gilger’s, Mr. Lee’s and Mr. Siddiqui’s employment were the result of negotiations between our Chief Executive Officer and Ms. Gilger, Mr. Lee and Mr. Siddiqui and were approved by our Compensation Committee and Board of Directors.

Employment Agreement with Najeeb Ghauri

Effective January 1, 2007, the Company entered into an Employment Agreement with our Chief Executive Officer, Najeeb Ghauri (the “CEO Agreement”). The CEO Agreement was amended effective January 1, 2008.  Pursuant to the CEO Agreement, as amended, between Mr. Ghauri and the Company (the "CEO Agreement"), the Company agreed to employ Mr. Ghauri as its Chief Executive Officer from the date of the CEO Agreement through December 31, 2010. The term of employment automatically renews for 36 additional months unless notice of intent to terminate is received by either party at least 6 months prior to the end of the term.  Under the CEO Agreement, Mr. Ghauri is entitled to an annualized base salary of $300,000 and is eligible for annual bonuses at the discretion of the Compensation Committee.  Pursuant to the terms of the amendment, Mr. Ghauri was entitled to the following bonuses.   Only upon the achievement of the Minimum Bonus Benchmark (as defined below), Mr. Ghauri shall be granted stock options for 750,000 shares of the common stock of the Company (the "Options") pursuant to an option agreement (the "Option Agreement") issued pursuant to the Company’s 2005 Employee Stock Option Plan and shall vest equally over twenty four months beginning on the grant date and will be exercisable based on the customary provisions of such plan.  The Option Agreement will have customary provisions relating to adjustments for stock splits and similar events. The exercise price of the Options will be $2.62 for 250,000 shares and, $3.90 for 500,000 shares.  Further, the compensation committee authorized the following bonus structure:  the bonus structure contemplates a bonus being awarded on the basis of a benchmark and accelerators.  A bonus of One Hundred Thousand Dollars ($100,000) is payable upon achieving the minimum bonus benchmark of: company-wide revenue of $32,230,000 for fiscal year 2007-2008; and, earnings per share of $0.22 (the “Minimum Bonus Benchmark”).  Additional bonuses may be earned if certain “accelerator goals” are achieved.  The bonus is accelerated to 200% of the bonus amount if revenue of $35,000,000 is attained and earnings per share of $0.27; and, to 300% if revenue of $40,000,000 and earnings per share $0.32.  Once the Minimum Bonus Benchmark is attained the additional bonus may be earned based on a percentage of accelerator goals achieved.  While the benchmarks described above were achieved, Mr. Ghauri waived all rights to any cash and option bonuses in light of the late 2008 economic downturn.

The Company retained the right to increase the base compensation as it deems necessary. Mr. Ghauri agreed to a 33% decrease in his salary from April 1, to June 30, 2009.  In addition, Mr. Ghauri is entitled to participate in the Company's stock option plans, is entitled to three weeks of paid vacation per calendar year and is to receive a car allowance totaling $3,000 per month for the term of the CEO Agreement. Finally, during the term of the CEO Agreement, the Company shall pay the amount of premiums or other costs incurred for the coverage of Mr. Ghauri, his spouse and dependent family members under the Company's health and related benefit plans.

The CEO Agreement also includes provisions respecting severance, non-solicitation, non-competition, and confidentiality obligations. Pursuant to the CEO Agreement, if he terminates his employment for Good Reason (as described below), or, is terminated prior to the end of the employment term by the Company other than for Cause (as described below) or death, he shall be entitled to all remaining salary from the termination date until 36 months thereafter, at the rate of salary in effect on the date of termination, immediate vesting of all options and, continuation of all health related plan benefits for a period of 36 months. He shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts. If he is terminated by the Company for Cause (as described below), or at the end of the employment term, he shall not be entitled to further compensation. Under the CEO Agreement, Good Reason includes the assignment of duties inconsistent with his title, a material reduction in salary and perquisites, the relocation of the Company's principal office by 30 miles, if the Company asks him to perform any act which is illegal, including the commission of a crime or act of moral turpitude, or a material breach of the CEO Agreement by the Company. Under the CEO Agreement, Cause includes conviction of crime involving moral turpitude, failure to perform his duties to the Company, engaging in activities which are directly competitive to or intentionally injurious to the Company, or any material breach of the CEO Agreement by Mr. Ghauri.

The above summary of the CEO Agreement is qualified in its entirety by reference to the full text of the CEO, a copy of which was filed as an exhibit to the Company’s 10-KSB for the fiscal year ended June 30, 2007.  The above summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which was filed as an exhibit to the Company’s 10-KSB for the fiscal year ended June 30, 2008.

Employment Agreement with Naeem Ghauri

Effective January 1, 2007, the Company entered into an Employment Agreement with our President of NetSol Technologies Europe, Ltd. and Chief Executive Officer of EMEA, Naeem Ghauri (the “President EMEA Agreement”). The President EMEA Agreement was amended effective January 1, 2008.  Pursuant to the Employment Agreement, as amended, the Company agreed to employ Mr. Ghauri as its President of the EMEA region from the date of the President EMEA Agreement through December 31, 2010. The term of employment automatically renews for 36 additional months unless notice of intent to terminate is received by either party at least 6 months prior to the end of the term. Under the President EMEA Agreement, Mr. Ghauri is entitled to an annualized base salary of £122,000 ($243,439 at June 30, 2008) and is eligible for annual bonuses at the discretion of the Compensation Committee.  Pursuant to the terms of the Amendment, and only upon the achievement of company-wide revenue of $32,230,000 for fiscal year 2007-2008; and, earnings per share of $0.22 (the “Minimum Bonus Benchmark”), Executive shall be granted stock options for 525,000 shares of the common stock of the Company (the "Options") pursuant to an option agreement (the "Option Agreement") issued pursuant to the Company’s 2005 Employee Stock Option Plan and shall vest equally over twenty four months beginning on the grant date and will be exercisable based on the customary provisions of such plan.  The Option Agreement will have customary provisions relating to adjustments for stock splits and similar events. The exercise price of the Options will be $2.62 for 175,000 shares and, $3.90 for 350,000 shares. Pursuant to the power granted to the board to provide bonuses to the Executive in section 3.1 of this Agreement, the compensation committee has authorized the following bonus structure.  The bonus structure contemplates a bonus being awarded on the basis of a benchmark and accelerators.  A bonus of Twenty-Four Thousand Two Hundred Fifty Dollars ($24,250) is payable upon achieving the minimum bonus benchmark of: company-wide revenue of $32,230,000 for fiscal year 2007-2008; and, earnings per share of $0.22 (the “Minimum Bonus Benchmark”).  Additional bonuses may be earned if certain “accelerator goals” are achieved.  The bonus is accelerated to 200% of the bonus amount if revenue of $35,000,000 is attained and earnings per share of $0.27; and, to 300% if revenue of $40,000,000 and earnings per share $0.32.  Once the Minimum Bonus Benchmark is attained the additional bonus may be earned based on a percentage of accelerator goals achieved. While the benchmarks described above were achieved, Mr. Ghauri waived all rights to any cash and option bonuses in light of the late 2008 economic downturn. Additionally, so long as Executive is the head of the mergers and acquisition team, Executive shall receive a bonus of Twenty-Four Thousand Two Hundred Fifty Dollars ($24,250) per successfully closed acquisition which involves minimal participation (with fees of no more than $10,000) from mergers and acquisition advisors.

The Company retained the right to increase the base compensation as it deems necessary. Mr. Ghauri agreed to a 15% decrease in his salary from April 1 to June 30, 2009.  In addition, Mr. Ghauri is entitled to participate in the Company's stock option plans, is entitled to two weeks of paid vacation per calendar year and is to receive a car allowance totaling $2,000 per month for the term of the President EMEA Agreement. Finally, during the term of the President EMEA Agreement, the Company shall pay the amount of premiums or other costs incurred for the coverage of Mr. Ghauri, his spouse and dependent family members under the Company's health and related benefit plans.

The President EMEA Agreement also includes provisions respecting severance, non-solicitation, non-competition, and confidentiality obligations. Pursuant to the President EMEA Agreement, if he terminates his employment for Good Reason (as described below), or, is terminated prior to the end of the employment term by the Company other than for Cause (as described below) or death, he shall be entitled to all remaining salary from the termination date until 36 months thereafter, at the rate of salary in effect on the date of termination, immediate vesting of all options and, continuation of all health related plan benefits for a period of 36 months. He shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts. If he is terminated by the Company for Cause (as described below), or at the end of the employment term, he shall not be entitled to further compensation. Under the President EMEA Agreement, Good Reason includes the assignment of duties inconsistent with his title, a material reduction in salary and perquisites, the relocation of the Company's principal office by 30 miles, if the Company asks him to perform any act which is illegal, including the commission of a crime or act of moral turpitude, or a material breach of the President EMEA Agreement by the Company. Under the President EMEA Agreement, Cause includes conviction of crime involving moral turpitude, failure to perform his duties to the Company, engaging in activities which are directly competitive to or intentionally injurious to the Company, or any material breach of the President EMEA Agreement by Mr. Ghauri.

The above summary of the President EMEA Agreement is qualified in its entirety by reference to the full text of the President EMEA Agreement, a copy of which was filed as an exhibit to the Company’s 10-KSB for the fiscal year ended June 30, 2007.  The above summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which was filed as an exhibit to the Company’s 10-KSB for the fiscal year ended June 30, 2008.

Employment Agreement with Salim Ghauri

Effective January 1, 2007, the Company entered into an Employment Agreement with our President of NetSol Technologies, Ltd., our wholly owned subsidiary in Lahore, Pakistan and Chief Executive Officer of the APAC Region, Mr. Salim Ghauri (the “President APAC Agreement”). Pursuant to the Employment Agreement, as amended, , the Company agreed to employ Mr. Ghauri as its President APAC and Chief Executive Officer of the Global Services Division from the date of the President APAC Agreement through December 31, 2010. The term of employment automatically renews for 36 additional months unless notice of intent to terminate is received by either party at least 6 months prior to the end of the term.   Under the President APAC Agreement, Mr. Ghauri is entitled to an annualized base salary of $225,000 and is eligible for annual bonuses at the discretion of the Compensation Committee.  Pursuant to the amendment, and only upon the achievement of the Minimum Bonus Benchmark (as defined below), Executive shall be granted stock options for 525,000 shares of the common stock of the Company (the "Options") pursuant to an option agreement (the "Option Agreement") issued pursuant to the Company’s 2005 Employee Stock Option Plan and shall vest equally over twenty four months beginning on the grant date and will be exercisable based on the customary provisions of such plan.  The Option Agreement will have customary provisions relating to adjustments for stock splits and similar events. The exercise price of the Options will be $2.62 for 175,000 shares and, $3.90 for 350,000 shares.  Pursuant to the power granted to the board to provide bonuses to the Executive in section 3.1 of this Agreement, the compensation committee has authorized the following bonus structure.  The bonus structure contemplates a bonus being awarded on the basis of a benchmark and accelerators.  A bonus of Fifty Thousand Dollars ($50,000) is payable upon achieving the minimum bonus benchmark of: company-wide revenue of $32,230,000 for fiscal year 2007-2008; and, earnings per share of $0.22 (the “Minimum Bonus Benchmark”).  Additional bonuses may be earned if certain “accelerator goals” are achieved.  The bonus is accelerated to 200% of the bonus amount if revenue of $35,000,000 is attained and earnings per share of $0.27; and, to 400% if revenue of $40,000,000 is attained and earnings per share of $0.32.  Once the Minimum Bonus Benchmark is attained the accelerator bonus shall be awarded proportionally to the accelerator goals achieved. While the benchmarks described above were achieved, Mr. Ghauri waived all rights to any cash and option bonuses in light of the late 2008 economic downturn.

The Company retained the right to increase the base compensation as it deems necessary. Mr. Ghauri agreed to a 20% decrease in his salary from April 1 to June 30, 2009.  In addition, Mr. Ghauri is entitled to participate in the Company's stock option plans, is entitled to two weeks of paid vacation per calendar year. Finally, during the term of the President APAC Agreement, the Company shall pay the amount of premiums or other costs incurred for the coverage of Mr. Ghauri, his spouse and dependent family members under the Company's health and related benefit plans.

The President APAC Agreement also includes provisions respecting severance, non-solicitation, non-competition, and confidentiality obligations. Pursuant to the President APAC Agreement, if he terminates his employment for Good Reason (as described below), or, is terminated prior to the end of the employment term by the Company other than for Cause (as described below) or death, he shall be entitled to all remaining salary from the termination date until 36 months thereafter, at the rate of salary in effect on the date of termination, immediate vesting of all options and, continuation of all health related plan benefits for a period of 36 months. He shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts. If he is terminated by the Company for Cause (as described below), or at the end of the employment term, he shall not be entitled to further compensation. Under the President APAC Agreement, Good Reason includes the assignment of duties inconsistent with his title, a material reduction in salary and perquisites, the relocation of the Company's principal office by 30 miles, if the Company asks him to perform any act which is illegal, including the commission of a crime or act of moral turpitude, or a material breach of the President APAC Agreement by the Company. Under the President APAC Agreement, Cause includes conviction of crime involving moral turpitude, failure to perform his duties to the Company, engaging in activities which are directly competitive to or intentionally injurious to the Company, or any material breach of the President APAC Agreement by Mr. Ghauri.

The above summary of the President APAC Agreement is qualified in its entirety by reference to the full text of the President APAC Agreement, a copy of which was filed as an exhibit to the Company’s 10-KSB for the fiscal year ended June 30, 2007.  The above summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which was filed as an exhibit hereto.

Employment Agreement with Boo-Ali Siddiqui

There is currently no written agreement with Mr. Boo-Ali Siddiqui.

Employment Agreement with Patti L. W. McGlasson

Effective May 1, 2006, the Company entered into an Employment Agreement with our Secretary and General Counsel, Ms. Patti L. W. McGlasson. Pursuant to the Employment Agreement between Ms. McGlasson and the Company (the "General Counsel Agreement"), the Company agreed to employ Ms. McGlasson as its Secretary and General Counsel from the date of the General Counsel Agreement through April 30, 2008. According to the terms of the General Counsel Agreement, the term of the agreement automatically extends for an additional one year periods unless notice of intent to terminate is received by either party at least 6 months prior to the end of the term. Under the General Counsel Agreement, Ms. McGlasson was entitled to an annualized base salary of $110,000 and is eligible for annual bonuses at the discretion of the Chief Executive Officer.  Effective August 1, 2007, Ms. McGlasson’s annualized salary was raised to $130,000.  Effective April 1, 2009, Ms. McGlasson agreed to a 15% decrease in her compensation.  The Company retained the right to increase the base compensation as it deems necessary. In addition, Ms. McGlasson is entitled to participate in the Company's stock option plans and, is entitled to two weeks of paid vacation per calendar year. Finally, during the term of the General Counsel Agreement, the Company shall pay the amount of premiums or other costs incurred for the coverage of Ms. McGlasson, her spouse and dependent family members under the Company's health and related benefit plans.

The General Counsel Agreement also includes provisions respecting severance, non-solicitation, non-competition, and confidentiality obligations. Pursuant to the General Counsel Agreement, if she terminates her employment for Good Reason (as described below), or, is terminated prior to the end of the employment term by the Company other than for Cause (as described below) or death, she shall be entitled to all remaining salary from the termination date until 12 months thereafter, at the rate of salary in effect on the date of termination, immediate vesting of all options and, continuation of all health related plan benefits for a period of 12 months. She shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts. If she is terminated by the Company for Cause (as described below), or at the end of the employment term, she shall not be entitled to further compensation. Under the General Counsel Agreement, Good Reason includes the assignment of duties inconsistent with her title, a material reduction in salary and perquisites, the relocation of the Company's principal office by 60 miles, if the Company asks her to perform any act which is illegal, including the commission of a crime or act of moral turpitude, or a material breach of the General Counsel Agreement by the Company. Under the General Counsel Agreement, Cause includes conviction of crime involving moral turpitude, failure to perform her duties to the Company, engaging in activities which are directly competitive to or intentionally injurious to the Company, or any material breach of the General Counsel Agreement by Ms. McGlasson.

The above summary of the General Counsel Agreement is qualified in its entirety by reference to the full text of the General Counsel Agreement, a copy of which was filed as an exhibit to the Company’s 10-KSB for the fiscal year ended June 30, 2006 on September 27, 2006.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on June 30, 2009, the last day of our fiscal year, to each of the individuals named in the Summary Compensation Table.

NAME	NUMBER OF SECURITIES UNDERLYING OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE
Najeeb Ghauri	100,000	-	2.21	1/1/14
	100,000		3.75	1/1/14
	50,000		5.00	1/1/14
	20,000		2.64	3/26/14
	30,000		5.00	3/26/14
	374,227		1.94	4/1/15
	500,000		2.91	4/1/15
	167,214		1.83	6/2/16
	250,000		2.50	6/2/16
	750,000		0.65	2/12/19
Naeem Ghauri	100,000	-	2.21	1/2/14
	100,000		3.75	1/2/14
	50,000		5.00	1/2/14
	20,000		2.64	3/26/14
	30,000		5.00	3/26/14
	10,000		2.50	2/16/12
	374,227		1.94	4/1/15
	500,000		2.91	4/1/15
	217,214		1.83	6/2/16
	250,000		2.50	6/2/16
	525,000		0.65	2/12/19
Salim Ghauri	100,000	-	2.21	1/2/14
	100,000		3.75	1/2/14
	50,000		5.00	3/26/14
	20,000		2.64	3/26/14
	30,000		5.00	3/26/14
	20,000		2.50	2/16/12
	374,227		1.94	4/1/15
	500,000		2.91	4/1/15
	217,214		1.83	6/2/16
	250,000		2.50	6/2/16
	525,000		0.65	2/12/19
Boo-Ali Siddiqui	-	-	-	1/0/00

Patti L. W. McGlasson	10,000	-	3.00	1/1/14
	20,000		2.64	3/26/14
	30,000		5.00	3/26/14
	20,000		1.65	7/7/15
	20,000		2.25	7/7/15
	10,000		1.60	7/23/17

Option Exercises and Stock Vested

Mr. Najeeb Ghauri exercised options to acquire 52,786 shares of common stock of the company at an exercise price of $1.83. Mr. Naeem Ghauri & Mr. Salim Ghauri exercised options to acquire 32,786 shares of common stock of the Company by each of them at the exercise price of $1.83 per share during the last fiscal year.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Potential Payments upon Termination or Change of Control

Generally, regardless of the manner in which a named executive officer's employment terminates, he is entitled to receive amounts earned during his term of employment. Such amounts include the portion of the executive's base salary that has accrued prior to any termination and not yet been paid and unused vacation pay.

In addition, we are required to make the additional payments and/or provide additional benefits to the individuals named in the Summary Compensation Table in the event of a termination of employment or a change of control, as set forth below.

Change-in-Control Payments

Najeeb Ghauri, Chairman and Chief Executive Officer

In the event that Mr. Ghauri is terminated as a result of a change in control (defined below), he is entitled to all payments due in the event of a termination for Cause or Good Reason and: (a) a onetime payment equal to the product of 2.99 and his salary during the preceding 12 months; (b) a  one-time payment equal to the higher of (i) Executive’s bonus for the previous year and (ii) one percent of the Company’s consolidated gross revenues for the previous twelve (12) months; and, at the election of the Executive, (c) a one-time cash payment equal to the cash value of all shares eligible for exercise upon the exercise of Executive’s Options then currently outstanding and exercisable as if they had been exercised in full (the “Change of Control Termination Payment”). In the event Executive elects to receive the cash value of the shares underlying Executive’s options, he shall so notify the Company of his intent.

The following table summarizes the potential payments to Mr. Ghauri assuming his employment with us was terminated or a change of control occurred on June 30, 2009, the last day of our most recently completed fiscal year.

BENEFITS AND PAYMENTS	CHANGE OF CONTROL	TERMINATION UPON DEATH OR DISABILITY	TERMINATION BY US WITHOUT CAUSE OR BY EXECUTIVE FOR GOOD REASON

Base Salary	$900,000	$-	$900,000
Bonus	-
Salary Multiple Pay-out	814,072
Bonus or Revenue One-time Pay-Out	296,000
Net Cash Value of Options	4,648,302

Total	$6,658,374	$-	$900,000

Naeem Ghauri, President Global Sales & CEO NetSol Europe

In the event that Mr. Ghauri is terminated as a result of a change in control (defined below), he is entitled to all payments due in the event of a termination for Cause or Good Reason and: (a) a onetime payment equal to the product of 2.99 and his salary during the preceding 12 months; (b) a  one-time payment equal to the higher of (i) Executive’s bonus for the previous year and (ii) one percent of the Company’s consolidated gross revenues for the previous twelve (12) months; and, at the election of the Executive, (c) a one-time cash payment equal to the cash value of all shares eligible for exercise upon the exercise of Executive’s Options then currently outstanding and exercisable as if they had been exercised in full (the “Change of Control Termination Payment”). In the event Executive elects to receive the cash value of the shares underlying Executive’s options, he shall so notify the Company of his intent.

The following table summarizes the potential payments to Mr. Ghauri assuming his employment with us was terminated or a change of control occurred on June 30, 2009, the last day of our most recently completed fiscal year.

BENEFITS AND PAYMENTS	CHANGE OF CONTROL	TERMINATION UPON DEATH OR DISABILITY	TERMINATION BY US WITHOUT CAUSE OR BY EXECUTIVE FOR GOOD REASON

Base Salary	$735,000	$-	$735,000
Bonus	-
Salary Multiple Pay-out	600,000
Bonus or Revenue One-time Pay-Out	296,000
Net Cash Value of Options	4,618,552

Total	$6,249,552	$-	$735,000

Salim Ghauri, President APAC & CEO NetSol Technologies Pakistan

In the event that Mr. Ghauri is terminated as a result of a change in control (defined below), he is entitled to all payments due in the event of a termination for Cause or Good Reason and: (a) a onetime payment equal to the product of 2.99 and his salary during the preceding 12 months; (b) a  one-time payment equal to the higher of (i) Executive’s bonus for the previous year and (ii) one percent of the Company’s consolidated gross revenues for the previous twelve (12) months; and, at the election of the Executive, (c) a one-time cash payment equal to the cash value of all shares eligible for exercise upon the exercise of Executive’s Options then currently outstanding and exercisable as if they had been exercised in full (the “Change of Control Termination Payment”). In the event Executive elects to receive the cash value of the shares underlying Executive’s options, he shall so notify the Company of his intent.

The following table summarizes the potential payments to Mr. Ghauri assuming his employment with us was terminated or a change of control occurred on June 30, 2009, the last day of our most recently completed fiscal year.

BENEFITS AND PAYMENTS	CHANGE OF CONTROL	TERMINATION UPON DEATH OR DISABILITY	TERMINATION BY US WITHOUT CAUSE OR BY EXECUTIVE FOR GOOD REASON

Base Salary	$675,000	$-	$675,000
Bonus	-
Salary Multiple Pay-out	525,000
Bonus or Revenue One-time Pay-Out	296,000
Net Cash Value of Options	4,643,552

Total	$6,139,552	$-	$675,000

Patti L. W. McGlasson, Secretary and General Counsel

In the event that Ms. McGlasson is terminated as a result of a change in control (defined below), she is entitled to all payments due in the event of a termination for Cause or Good Reason and: (a) a onetime payment equal to the product of 2.99 and her salary during the preceding 12 months; (b) a  one-time payment equal to the higher of (i) Executive’s bonus for the previous year and (ii) one-half of one percent of the Company’s consolidated gross revenues for the previous twelve (12) months; and, at the election of the Executive, (c) a one-time cash payment equal to the cash value of all shares eligible for exercise upon the exercise of Executive’s Options then currently outstanding and exercisable as if they had been exercised in full (the “Change of Control Termination Payment”). In the event Executive elects to receive the cash value of the shares underlying Executive’s options, she shall so notify the Company of her intent.

The following table summarizes the potential payments to Ms. McGlasson assuming her employment with us was terminated or a change of control occurred on June 30, 2009, the last day of our most recently completed fiscal year.

BENEFITS AND PAYMENTS	CHANGE OF CONTROL	TERMINATION UPON DEATH OR DISABILITY	TERMINATION BY US WITHOUT CAUSE OR BY EXECUTIVE FOR GOOD REASON

Base Salary	$124,000	$-	$124,000
Bonus	5,000
Salary Multiple Pay-out	372,800
Bonus or Revenue One-time Pay-Out	148,000
Net Cash Value of Options	326,800

Total	$976,600	$-	$124,000

Director Compensation

Director Compensation Table

The following table sets forth a summary of the compensation earned by our Directors and/or paid to certain of our Directors pursuant to the Company's compensation policies for the fiscal year ended June 30, 2009, other than Najeeb Ghauri, Naeem Ghauri and Salim Ghauri who are executives and directors.

NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($) (1)	TOTAL ($)
Eugen Beckert	23,000	-	23,000
Shahid Javed Burki	29,000	-	29,000
Mark Caton	26,000	-	26,000
Alexander Shakow	16,000	-	16,000

(3)	There were no options awarded during fiscal year ended June 30, 2009
(4)	The board of directors voluntarily accepted a reduction of their fees by 15% effective April 1, 2009.

Director Compensation Policy

Messrs. Ghauri are not paid any fees or other compensation for services as members of our Board of Directors.

The non-employee members of our Board of Directors received as compensation for services as directors as well as reimbursement for documented reasonable expenses incurred in connection with attendance at meetings of our Board of Directors and the committees thereof. The Company paid the following amounts to members of the Board of Directors for the activities shown during the fiscal year ended June 30, 2009.

BOARD ACTIVITY	CASH PAYMENTS
Board Member Fee	$40,000
Committee Membership	$16,000
Chairperson for Audit Committee	$15,000
Chairperson for Compensation Committee	$6,000
Chairperson for Nominating and Corporate Governance Committee	$4,500

Members of our Board of Directors are also eligible to receive stock option or stock award grants both upon joining the Board of Directors and on an annual basis in line with recommendations by the Compensation Committee, which grants are non-qualified stock options under our Employee Stock Option Plans. Further, from time to time, the non-employee members of the Board of Directors are eligible to receive stock grants that may be granted if and only if approved by the stockholders of the Company.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Caton (Chairman), Mr. Beckert, Mr. Burki and Mr. Shakow. During the fiscal year ended June 30, 2009, the Chairman of the Compensation Committee was Mr.  Beckert.  There were no other members of the committee during the fiscal year ended June 30, 2009. All current members of the Compensation Committee are "independent directors" as defined under the NASDAQ Listing Rules. None of these individuals were at any time during the fiscal year ended June 30, 2009, or at any other time, an officer or employee of the Company.

No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Employee Stock Option Plans

The 2001 plan authorizes the issuance of up to 2,000,000 options to purchase common stock of which 2,000,000 have been granted.  The grant prices range between $.75 and $2.50.

The 2002 plan authorizes the issuance of up to 2,000,000 options to purchase common stock of which 2,000,000 options have been granted.  The grant prices range between $.75 and $5.00.

In March 2004, our stockholders approved the 2003 stock option plan.  This plan authorizes up to 2,000,000 options to purchase common stock of which 1,332,841 have been granted.  The grant prices range between $1.00 and $5.00.

In March 2005, our stockholders approved the 2004 stock option plan.  This plan authorizes up to 5,000,000 options to purchase common stock of which 4,948,246 have been granted.  The grant prices range between $1.50 and $3.00.

In April 2006, our stockholders approved the 2005 stock option plan.  This plan authorizes up to 5,000,000 options to purchase common stock of which 3,925,000 have been granted.  The grant prices range between $1.70 and $2.55.

In June 2008, our stockholders approved the 2008 Equity incentive plan.  This plan authorizes up to 1,000,000 grants and/or options of common stock of which 143,000 have been granted. The grant prices range between $0.32 and $1.85.

Compensation Committee Report

        The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis contained within this Proxy Statement with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into NetSol Technologies, Inc.  Annual Report on Form 10-K for the year ended June 30, 2009, as previously filed.

Compensation Committee
Mark Caton (Chair)
Eugen Beckert
Shahid Javed Burki
Alexander Shakow

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR FISCAL 2010

The Rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company's 2010 annual meeting of stockholders is expected to be held on or about December 1, 2010 and proxy materials in connection with that meeting are expected to be mailed on or about November 1, 2010. The Company must receive stockholder proposals prepared in accordance with the proxy rules between September 1, 2010 and October 1, 2020.

FILINGS UNDER SECTION 16(A)

Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons holding ten percent or more of a registered class of the Company's equity securities, to file reports regarding their ownership and regarding their acquisitions and dispositions of the Company's equity securities with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulations to furnish the Company with copies of any Section 16(a) forms they file.

Based solely on copies of such forms furnished as provided above, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended June 30, 2009, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of more than 10% of its Common Stock were complied with.

VOTING PROCEDURES

Tabulation of the Votes:  The votes cast by proxy will be tabulated by Computershare LLC.

Effect of an Abstention and Broker Non-Votes:  A shareholder who abstains from voting on any of or all of the proposals will be included in the number of stockholders present at the meeting for the purpose of determining the presence of a quorum.  Abstentions and broker non-votes will not be counted either in favor of or against the election of the nominees or other proposals.  Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their client’s proxies in their own discretion.

ANNUAL REPORT ON FORM 10-K

A copy of NetSol’s Annual Report on Form 10-K for the year ended June 30, 2009,  which has been filed with the SEC pursuant to the Exchange Act will be furnished to stockholders together with this Proxy Statement. Copies of these reports are available without charge to each shareholder, upon written request to the Investor Relations department at our principal offices at 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302 or from the Internet on SEC’s Edgar database at www.sec.gov.

Incorporation by Reference

We incorporate the Annual Report for the fiscal year ended June 30, 2009 and the Quarterly Report for the quarter ended December 31, 2009, both of which have been filed with the SEC pursuant to the Exchange Act into this proxy statement by this reference.  As stated above, the annual report on form 10-K is being delivered to stockholders together with this Proxy Statement.  Copies of the reports are available without charge to each shareholder, upon written request to the Investor Relations department at our principal offices at 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302 or from the Internet on the SEC’s Edgar database at www.sec.gov ..

Legal Proceedings

There are no material proceedings to which any director, officer or affiliate of the registrant, any owner of record or beneficially of more than five percent of any class of voting securities of the registrant, or any associate of any such director, officer, affiliate of the registrant, or security holder is a party adverse to the registrant or any of its subsidiaries or has a material interest adverse to the registrant or any of its subsidiaries also shall be described.

OTHER MATTERS

The Board of Directors of the Company does not intend to present any business at the Annual Meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the Annual Meeting. However, on all matters properly brought before the Annual Meeting by the Board or by others, the persons named as proxies in the accompanying proxy will vote in accordance with their best judgment.

ALL STOCKHOLDERS ARE REQUESTED TO SIGN AND MAIL PROXIES OR VOTE VIA THE INTERNET PROMPTLY.

     Your attendance at the Annual Meeting is desired whether your holdings are large or small. We encourage stockholders to take an active interest in NetSol and we would appreciate your vote on the enclosed proxy card or via the Internet through our transfer agent Computershare by visiting the www.voteproxy.com site and following the screen instructions.  If you plan to vote at the Annual Meeting by proxy, please either sign, date and mail your Proxy in the enclosed envelope or at www.voteproxy.com, as promptly as possible.

Dated: _________, 2010
Calabasas, California

BY ORDER OF THE BOARD OF DIRECTORS

Najeeb Ghauri
Chairman and CEO

NETSOL TECHNOLOGIES, INC.
 Proxy for the 2009 Annual Meeting of Shareholders to be Held on April __, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Najeeb Ghauri, with full power of substitution, as his or her Proxy to represent and vote, as designated below, the number of shares of which the undersigned is entitled to vote as a common stockholder  of  NetSol Technologies, Inc., registered in the name of the undersigned on February __, 2010 with the powers the undersigned would possess if personally present at the 2009 Annual Meeting of Stockholders to be held at the Company’s offices located at 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302 at 10:00 A.M. local time, on April __, 2009 and at any adjournment thereof, hereby revokes any proxy or proxies previously given.

1.  ELECTION OF DIRECTORS:

FOR all nominees listed below ☐ WITHHOLD AUTHORITY ☐
(except as marked to the contrary to vote for all below)

(To WITHHOLD authority to vote for any individual nominee strike a line through the nominee's name below)

Najeeb Ghauri	Naeem Ghauri	Salim Ghauri
Shahid Burki	Eugen Beckert	Mark Caton	Alexander Shakow

☐ For	☐ Against	☐ Abstain

2.  RATIFICATION OF APPOINTMENT OF KABANI & COMPANY INC. AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2010.

☐ For	☐ Against	☐ Abstain

3. APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY AND THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE FULL EXERCISE OF WARRANTS BY INVESTORS WHO TOOK PLACE IN A PRIVATE OFFERING OF COMMON STOCK AND WARRANTS IN 2007

☐ For	☐ Against	☐ Abstain

Discretionary authority is hereby granted with respect to such other matters as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR AND, "FOR" PROPOSAL NUMBERS 2 AND 3, AND IN THE PROXY'S DISCRETION ON ANY OTHER MATTERS TO COME BEFORE THE MEETING.

Dated: __________________________, 2010

(Signature)

(Second signature)

PLEASE DATE AND SIGN ABOVE exactly as your
name appears on your Stock Certificate,
indicating where appropriate, official
position or representative capacity.

ANNEX A
COMMON STOCK AND WARRANT PURCHASE AGREEMENT

COMMON STOCK AND WARRANT PURCHASE AGREEMENT

by and among

Netsol Technologies, Inc., as Issuer and Seller

and

the Purchasers named herein, as Purchasers

with respect to Seller’s

Common Stock

and Warrants to Purchase Common Stock

June 22, 2007

Table of Exhibits and Schedules

Exhibit A	Form of Warrant

Exhibit B	Form of Investor Rights Agreement

Exhibit C	Form of Opinion of Seller’s Counsel

Schedule 3.10	Litigation

Schedule 3.11	Absence of Certain Changes

Schedule 3.15	Intellectual Property

Schedule 3.17	Preemptive Rights

Schedule 3.19	Subsidiaries and Investments

Schedule 3.20	Capitalization

Schedule 3.21	Options, Warrants, Rights

Schedule 3.22	Employees, Employment Agreements and Employee Benefit Plans

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COMMON STOCK AND WARRANT PURCHASE AGREEMENT

This COMMON STOCK AND WARRANT PURCHASE AGREEMENT (“Agreement”) is dated as of June 22, 2007, by and among NetSol Technologies, Inc., a Nevada corporation (the “Seller”), and each of the persons signatory hereto (each is individually referred to as a “Purchaser” and collectively, the “Purchasers”).

WITNESSETH:

WHEREAS, each of the Purchasers is willing to purchase from the Seller, and the Seller desires to sell to the Purchasers (a) shares of the Seller’s common stock, $0.001 par value (the “Common Stock”), and (b) Common Stock Purchase Warrants (the “Warrants”) entitling the holders thereof to purchase shares of the Seller’s Common Stock (“Warrant Shares”), for an aggregate purchase price of up to $2,500,000, as more fully set forth herein; and

NOW THEREFORE, in consideration of the mutual promises and representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I - PURCHASE AND SALE

1.1          Purchase and Sale.

(a)  Closing.  Subject to the terms and conditions set forth in this Agreement, at the closing of the transactions contemplated under this Agreement (the “Closing”), each Purchaser shall purchase, severally and not jointly, and the Seller shall issue and sell to each Purchaser, for the Purchase Price set forth on such Purchaser’s signature page hereto:

(i)           such number of shares of Common Stock (such shares issued pursuant to this Agreement, the “Shares”) as is equal to such Purchaser’s Purchase Price divided by $1.65 (as appropriately and equitably adjusted for stock splits, stock dividends, stock combinations and similar events, the “Per Share Purchase Price”); and

(ii)          Warrants to purchase such number of shares of Common Stock as is equal to 50% of such Purchaser’s Shares, at an exercise price per share equal to the Per Share Purchase Price.

(iii)          The Closing shall occur as promptly as practicable, but no later than June 29, 2007 at the offices of Peter J. Weisman, P.C., 52 Vanderbilt Avenue, 17th Floor, New York, NY  10017, or on such other date and at such other location as the Seller and Purchasers shall mutually agree.  The “Closing Date” means the date on which the Closing occurs.

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(b)           Purchase Price. The purchase price (the “Purchase Price”) to be paid by each Purchaser to the Seller to acquire the Shares and Warrants at Closing shall be equal to the amount set forth on such Purchaser’s signature page hereto.

1.2      Terms of the Warrants.  The terms and provisions of the Warrants are more fully set forth in the form of Common Stock Purchase Warrant, attached hereto as Exhibit A.

ARTICLE II – TRANSFERS AND LEGENDS

2.1          Transfers.  Except as required by federal securities laws and the securities law of any state or other jurisdiction within the United States, the Shares, Warrants and Warrant Shares (collectively, the “Securities”) may be transferred, in whole or in part, by any of the Purchasers at any time.  In the case of Shares, such transfer may be effected by delivering written transfer instructions to the Seller, and the Seller shall reflect such transfer on its books and records and reissue certificates evidencing the Shares upon surrender of such certificates evidencing the Shares being transferred.  Any such transfer shall be made by a Purchaser in accordance with applicable law.  In connection with any transfer of Securities other than pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or to the Seller, the Seller may require the transferor thereof to furnish to the Seller an opinion of counsel selected by the transferor, such counsel and the form and substance of which opinion shall be reasonably satisfactory to the Seller and Seller’s counsel, to the effect that such transfer does not require registration under the Securities Act; provided, that in the case of a transfer of Shares and/or Warrant Shares pursuant to Rule 144 under the Securities Act, no opinion shall be required if the transferor provides the Seller with a customary seller’s representation letter, and if such sale is not pursuant to subsection (k) of Rule 144, a customary broker’s representation letter and Form 144.  Notwithstanding the foregoing, the Seller hereby consents to and agrees to register on the books of the Seller and with any transfer agent for the securities of the Seller, without any such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Seller that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof) and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in violation of the Securities Act.  The Seller shall reissue certificates evidencing the Securities upon surrender of certificates evidencing the Securities being transferred in accordance with this Section 2.1.  An “Affiliate” means any Person (as such term is defined below) that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.  A “Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision of any thereof) or other entity of any kind.

2.2          Legends.  The certificates representing the Securities, unless such Securities are registered under the Securities Act or eligible for resale without registration pursuant to Rule 144(k) under the Securities Act, shall bear the following legends:

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“THE SHARES REPRESENTED BY, OR ACQUIRABLE UPON EXERCISE OF SECURITIES EVIDENCED BY, THIS [WARRANT] [CERTIFICATE] [OPTION] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.”

“THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS [WARRANT] [CERTIFICATE] [OPTION] IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT DATED AS OF JUNE 22, 2007, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS OUTSTANDING SECURITIES.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS [WARRANT] [CERTIFICATE] [OPTION] TO THE SECRETARY OF THE COMPANY.”

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller represents and warrants to the Purchasers as follows:

3.1          Corporate Existence and Power; Subsidiaries. The Seller and its Subsidiaries are corporations duly incorporated, validly existing and in good standing under the laws of the state in which they are incorporated, and have all corporate powers required to carry on their business as now conducted. The Seller and its Subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction where the character of the property owned or leased by them or the nature of their activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not have a Material Adverse Effect on the Seller or any of its Subsidiaries.  For purposes of this Agreement, the term “Material Adverse Effect” means, with respect to any person or entity, a material adverse effect on its and its Subsidiaries’ condition (financial or otherwise), business, properties, assets, liabilities (including contingent liabilities), results of operations or current prospects, taken as a whole, on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Seller to perform its obligations hereunder or under the Related Documents.  True and complete copies of the Seller’s Articles of Incorporation, as amended, and Bylaws, as amended, as currently in effect and as will be in effect on the Closing Date (collectively, the “Articles and Bylaws”), have previously been provided to the Purchasers. For purposes of this Agreement, the term “Subsidiary” or “Subsidiaries” means, with respect to any entity, any corporation or other organization of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such entity or of which such entity is a partner or is, directly or indirectly, the beneficial owner of 50% or more of any class of equity securities or equivalent profit participation interests, or is considered a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission under the Exchange Act.  The Seller has no Subsidiaries other than those listed on Schedule 3.1 hereto, each of which, unless otherwise indicated, is wholly-owned by the Seller.

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3.2          Corporate Authorization. The execution, delivery and performance by the Seller of this Agreement, the Warrants, the Investor Rights Agreement and each of the other documents executed pursuant to and in connection with this Agreement (collectively, the “Related Documents”), and the consummation of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares and Warrants and the subsequent issuance of the Warrant Shares upon exercise of the Warrants) have been duly authorized, and no additional corporate or stockholder action is required for the approval of this Agreement.  The Shares and the Warrant Shares have been duly reserved for issuance by the Seller (without regard to any limitations on issuance or beneficial ownership).  This Agreement and the Related Documents have been or, to the extent contemplated hereby or by the Related Documents, will be duly executed and delivered and constitute the legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of its obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3          Charter, Bylaws and Corporate Records. The minute books of the Seller and its Subsidiaries contain complete and accurate records of all meetings and other corporate actions of the board of directors, committees of the board of directors, incorporators and stockholders of the Seller and its Subsidiaries.  All material corporate decisions and actions have been validly made or taken.  All corporate books, including without limitation the share transfer register, comply with applicable laws and regulations and have been regularly updated.  Such books fully and correctly reflect all the decisions of the stockholders.

3.4          Governmental Authorization. Except as otherwise specifically contemplated in this Agreement and the Related Documents, and except for: (i) the filings referenced in Sections 5.10 and 5.11; (ii) the filing of a Form D with respect to the Shares and Warrants under Regulation D under the Securities Act; (iii) the filing of the Registration Statement with the Commission; (iv) the application(s) to each trading market for the listing of the Shares and the Warrant Shares for trading thereon; and (v) any filings required under state securities laws that are permitted to be made after the date hereof, the execution, delivery and performance by the Seller of this Agreement and the Related Documents, and the consummation of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares and Warrants and the subsequent issuance of the Warrant Shares upon exercise of the Warrants) by the Seller require no action by or in respect of, or filing with, any governmental body, agency, official or authority.

3.5          Non-Contravention. The execution, delivery and performance by the Seller of this Agreement and the Related Documents, and the consummation by the Seller of the transactions contemplated hereby and thereby (including the issuance of the Shares and Warrant Shares) do not and will not (a) contravene or conflict with the Articles (as amended by any certificate of designation) and Bylaws of the Seller and its Subsidiaries or any material agreement to which the Seller is a party or by which it is bound; (b) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Seller or its Subsidiaries; (c) constitute a default (or would constitute a default with notice or lapse of time or both) under or give rise to a right of termination, cancellation or acceleration or loss of any benefit under any material agreement, contract or other instrument binding upon the Seller or its Subsidiaries or under any material license, franchise, permit or other similar authorization held by the Seller or its Subsidiaries; or (d) result in the creation or imposition of any Lien (as defined below) on any asset of the Seller or its Subsidiaries.  For purposes of this Agreement, the term “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, claim or encumbrance of any kind in respect of such asset.

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3.6           SEC Documents. The Seller is obligated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to file reports pursuant to Sections 13 or 15(d) thereof (all such reports filed or required to be filed by the Seller, including all exhibits thereto or incorporated therein by reference, and all documents filed by the Seller under the Securities Act hereinafter called the “SEC Documents”).  The Seller has filed all reports or other documents required to be filed under the Exchange Act.  All SEC Documents filed by the Seller as of or for any period beginning on or after July 1, 2003, (i) were prepared in all material respects in accordance with the requirements of the Exchange Act and (ii) did not at the time they were filed (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Seller has previously delivered to the Purchaser a correct and complete copy of each report (including, without limitation, the most recent Proxy Statement) which the Seller filed with the Securities and Exchange Commission (the “SEC” or the “Commission”) under the Exchange Act for any period ending on or after June 30, 2006 (the “Recent Reports”) to the extent not available via EDGAR.  None of the information about the Seller or any of its Subsidiaries which has been disclosed to the Purchasers herein or in the course of discussions and negotiations with respect hereto which is not disclosed in the Recent Reports is or was required to be so disclosed, and no material non-public information has been disclosed to the Purchasers.  To the extent that the Seller fails to so publicly disclose any such material non-public information prior to such date, any Purchaser in possession of such information shall be permitted to publicly disclose such material non-public information.  The Seller agrees that it shall not furnish any Purchaser any material non-public information concerning the Seller which it does not intend to disclose on or prior to such date.

3.7           Financial Statements. The financial statements of the Seller included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Seller and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.  All material agreements to which the Seller and its Subsidiaries are a party or to which any of their respective property or assets are subject that are required to be filed as Exhibits to the SEC Documents under Item 601 of Regulation S K are included as a part of, or specifically identified in, the SEC Documents.

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3.8         Compliance with Law. The Seller and its Subsidiaries are in compliance and have conducted their business so as to comply with all laws, rules and regulations, judgments, decrees or orders of any court, administrative agency, commission, regulatory authority or other governmental authority or instrumentality, domestic or foreign, applicable to their operations, the violation of which would cause a Material Adverse Affect.  There are no judgments or orders, injunctions, decrees, stipulations or awards (whether rendered by a court or administrative agency or by arbitration), including any such actions relating to affirmative action claims or claims of discrimination, against the Seller or its Subsidiaries or against any of their properties or businesses.

3.9         No Defaults. To the Seller and its Subsidiaries’ knowledge, Seller and its Subsdiaries are not, nor have they received notice that they would be with the passage of time, giving of notice, or both, (i) in violation of any provision of their Articles and Bylaws (ii) in default or violation of any term, condition or provision of (A) any judgment, decree, order, injunction or stipulation applicable to the Seller or its Subsidiaries or (B) any agreement, note, mortgage, indenture, contract, lease or instrument, permit, concession, franchise or license to which the Seller or its Subsidiaries are a party or by which the Seller or its Subsidiaries or their properties or assets may be bound, and no circumstances exist which would entitle any party to any agreement, note, mortgage, indenture, contract, lease or instrument to which such Seller or its Subsidiaries are a party, to terminate such as a result of such Seller or its Subsidiaries, having failed to meet any provision thereof including, but not limited to, meeting any applicable milestone under any agreement or contract which would reasonably be expected to have a Material Adverse Effect on the Seller or its subsidiaries.

3.10        Litigation. Except as disclosed in the Recent Reports or on Schedule 3.10, there is no action, suit, proceeding, judgment, claim or investigation pending or, to the best knowledge of the Seller, threatened against the Seller and its Subsidiaries which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Seller or its Subsidiaries or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby, and Seller is not aware of any basis for the assertion of any of the foregoing.

There are no claims or complaints existing or, to the knowledge of the Seller or its Subsidiaries, threatened for product liability in respect of any product of the Seller or its Subsidiaries, and the Seller and its Subsidiaries are not aware of any basis for the assertion of any such claim.

3.11        Absence of Certain Changes. Since June 30, 2006, the Seller has conducted its business only in the ordinary course and there has not occurred, except as set forth in the Recent Reports or any exhibit thereto or incorporated by reference therein:

(a)           Any event that could reasonably be expected to have a Material Adverse Effect on the Seller or any of its Subsidiaries;

(b)           Any amendments or changes in the Articles or Bylaws of the Seller and its Subsidiaries;

(c)           Any damage, destruction or loss, whether or not covered by insurance, that would, individually or in the aggregate, have or would be reasonably likely to have, a Material Adverse Effect on the Seller and its Subsidiaries;

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(d)          Except as set forth in its Recent Reports or on Schedule 3.11(d), any

(i)           incurrence, assumption or guarantee by the Seller or its Subsidiaries of any debt for borrowed money other than for equipment leases;

(ii)           issuance or sale of any securities convertible into or exchangeable for securities of the Seller other than to directors, employees and consultants pursuant to existing equity compensation or stock purchase plans of the Seller;

(iii)          issuance or sale of options or other rights to acquire from the Seller or its Subsidiaries, directly or indirectly, securities of the Seller or any securities convertible into or exchangeable for any such securities, other than options issued to directors, employees and consultants in the ordinary course of business in accordance with past practice;

(iv)          issuance or sale of any stock, bond or other corporate security;

(v)           discharge or satisfaction of any material Lien, other than current liabilities incurred since June 30, 2006 in the ordinary course of business;

(vi)          declaration or making any payment or distribution to stockholders or purchase or redemption of any share of its capital stock or other security;

(vii)         sale, assignment or transfer of any of its intangible assets except in the ordinary course of business, or cancellation of any debt or claim except in the ordinary course of business;

(viii)        waiver of any right of substantial value whether or not in the ordinary course of business;

(ix)          material change in officer compensation except in the ordinary course of business and consistent with past practices; or

(x)           other commitment (contingent or otherwise) to do any of the foregoing.

(e)          Any creation, sufferance or assumption by the Seller or any of its Subsidiaries of any Lien on any asset (other than Liens existing on the date hereof or in connection with equipment leases and working capital lines of credit set forth on Schedule 3.11(e)) or any making of any loan, advance or capital contribution to or investment in any Person in an aggregate amount which exceeds $25,000 outstanding at any time;

(f)          Any entry into, amendment of, relinquishment, termination or non-renewal by the Seller or its Subsidiaries of any material contract, license, lease, transaction, commitment or other right or obligation, other than in the ordinary course of business; or

(g)          Any transfer or grant of a right with respect to the trademarks, trade names, service marks, trade secrets, copyrights or other intellectual property rights owned or licensed by the Seller or its Subsidiaries, except as among the Seller and its Subsidiaries.

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3.12           No Undisclosed Liabilities. Except as set forth in the Recent Reports, and except for liabilities and obligations incurred in the ordinary course of business since June 30, 2006, as of the date hereof, (i) the Seller and its Subsidiaries do not have any material liabilities or obligations (absolute, accrued, contingent or otherwise) which, and (ii) there has not been any aspect of the prior or current conduct of the business of the Seller or its Subsidiaries which may form the basis for any material claim by any third party which if asserted could result in any such material liabilities or obligations which, are not fully reflected, reserved against or disclosed in the balance sheet of the Seller as at June 30, 2006.

3.13           Taxes. All tax returns and tax reports required to be filed with respect to the income, operations, business or assets of the Seller and its Subsidiaries have been timely filed (or appropriate extensions have been obtained) with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, and all of the foregoing as filed are correct and complete and, in all material respects, reflect accurately all liability for taxes of the Seller and its Subsidiaries for the periods to which such returns relate, and all amounts shown as owing thereon have been paid.  All income, profits, franchise, sales, use, value added, occupancy, property, excise, payroll, withholding, FICA, FUTA and other taxes (including interest and penalties), if any, collectible or payable by the Seller and its Subsidiaries or relating to or chargeable against any of its material assets, revenues or income or relating to any employee, independent contractor, creditor, stockholder or other third party through the Closing Date, will have been fully collected and paid by such date if due by such date or provided for by adequate reserves in the Financial Statements as of and for the periods ended June 30, 2006 (other than taxes accruing after such date) and all similar items due through the Closing Date will have been fully paid by that date or provided for by adequate reserves, whether or not any such taxes were reported or reflected in any tax returns or filings.  No taxation authority has sought to audit the records of the Seller or any of its Subsidiaries for the purpose of verifying or disputing any tax returns, reports or related information and disclosures provided to such taxation authority, or for the Seller’s or any of its Subsidiaries’ alleged failure to provide any such tax returns, reports or related information and disclosure.  No material claims or deficiencies have been asserted against or inquiries raised with the Seller or any of its Subsidiaries with respect to any taxes or other governmental charges or levies which have not been paid or otherwise satisfied, including claims that, or inquiries whether, the Seller or any of its Subsidiaries has not filed a tax return that it was required to file, and, to the best of the Seller’s knowledge, there exists no reasonable basis for the making of any such claims or inquiries. Neither the Seller nor any of its Subsidiaries has waived any restrictions on assessment or collection of taxes or consented to the extension of any statute of limitations relating to taxation.

3.14           Interests of Officers, Directors and Other Affiliates.  The description of any interest held, directly or indirectly, by any officer, director or other Affiliate of Seller (other than the interests of the Seller and its Subsidiaries in such assets) in any property, real or personal, tangible or intangible, used in or pertaining to Seller’s business, including any interest in the Intellectual Property (as defined in Section 3.15 hereof), as set forth in the Recent Reports, is true and complete, and no officer, director or other Affiliate of the Seller has any interest in any property, real or personal, tangible or intangible, used in or pertaining to the Seller’s business, including the Seller’s Intellectual Property, other than as set forth in the Recent Reports.

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3.15        Intellectual Property.  Other than as set forth in the Recent Reports:

(a)           the Seller or a Subsidiary thereof has the right to use or is the sole and exclusive owner of all right, title and interest in and to all foreign and domestic patents, patent rights, trademarks, service marks, trade names, brands and copyrights (whether or not registered and, if applicable, including pending applications for registration) owned, used or controlled by the Seller and its Subsidiaries (collectively, the “Rights”) and in and to each material invention, software, trade secret, technology, product, composition, formula, method of process used by the Seller or its Subsidiaries (the Rights and such other items, the “Intellectual Property”), and, to the Seller’s knowledge, has the right to use the same, free and clear of any claim or conflict with the rights of others;

(b)           no royalties or fees (license or otherwise) are payable by the Seller or its Subsidiaries to any Person by reason of the ownership or use of any of the Intellectual Property except as set forth on Schedule 3.15;

(c)           there have been no claims made against the Seller or its Subsidiaries asserting the invalidity, abuse, misuse, or unenforceability of any of the Intellectual Property, and, to its knowledge, there are no reasonable grounds for any such claims;

(d)           neither the Seller nor its Subsidiaries have made any claim of any violation or infringement by others of its rights in the Intellectual Property, and to the best of the Seller’s knowledge, no reasonable grounds for such claims exist; and

(e)           neither the Seller nor its Subsidiaries have received notice that it is in conflict with or infringing upon the asserted rights of others in connection with the Intellectual Property.

3.16         Restrictions on Business Activities.  Other than as set forth in the Recent Reports, there is no agreement, judgment, injunction, order or decree binding upon the Seller or its Subsidiaries which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Seller or its Subsidiaries, any acquisition of property by the Seller or its Subsidiaries or the conduct of business by the Seller or its Subsidiaries as currently conducted or as currently proposed to be conducted by the Seller.

3.17         Preemptive Rights.  Except as set forth in Schedule 3.17, none of the stockholders of the Seller possess any preemptive rights in respect of the Shares, Warrants or Warrant Shares to be issued to the Purchasers in connection herewith, or upon exercise of the Warrants, as applicable.

3.18         Insurance.  The insurance policies providing insurance coverage to the Seller or its Subsidiaries including for product liability are adequate for the business conducted by the Seller and its Subsidiaries (currently limited to the testing phase) and are sufficient for compliance by the Seller and its Subsidiaries with all requirements of law and all material agreements to which the Seller or its Subsidiaries are a party or by which any of their assets are bound. All of such policies are in full force and effect and are valid and enforceable in accordance with their terms, and the Seller and its Subsidiaries have complied with all material terms and conditions of such policies, including premium payments. None of the insurance carriers has indicated to the Seller or its Subsidiaries an intention to cancel any such policy.

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3.19         Subsidiaries and Investments.  Except as set forth in the Recent Reports or on Schedule 3.19, the Seller has no Subsidiaries or Investments.  For purposes of this Agreement, the term “Investments” shall mean, with respect to any Person, all advances, loans or extensions of credit to any other Person, all purchases or commitments to purchase any stock, bonds, notes, debentures or other securities of any other Person, and any other investment in any other Person, including partnerships or joint ventures (whether by capital contribution or otherwise) or other similar arrangement (whether written or oral) with any Person, including but not limited to arrangements in which (i) the Person shares profits and losses, (ii) any such other Person has the right to obligate or bind the Person to any third party, or (iii) the Person may be wholly or partially liable for the debts or obligations of such partnership, joint venture or other arrangement.

3.20         Capitalization.  The authorized capital stock of the Seller consists of 45,000,000 shares of common stock, $0.001 par value per share, of which 20,154,610 shares are issued and outstanding as of June 20, 2007, and 5,000,000 shares of preferred stock, issuable in one or more classes or series, with such relative rights and preferences as the Board of Directors may determine, none of which has been authorized for issuance other than the shares of the Seller’s Series A 7% Cumulative Convertible Preferred Stock, of which 4,130 shares are outstanding as of June 20, 2007.  All shares of the Seller’s issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable.  No securities issued by the Seller from the date of its incorporation to the date hereof were issued in violation of any statutory or common law preemptive rights. There are no dividends which have accrued or been declared but are unpaid on the capital stock of the Seller.  All taxes required to be paid by Seller in connection with the issuance and any transfers of the Seller’s capital stock have been paid.  Except as set forth on Schedule 3.20, all permits or authorizations required to be obtained from or registrations required to be effected with any Person in connection with any and all issuances of securities of the Seller from the date of the Seller’s incorporation to the date hereof have been obtained or effected, and all securities of the Seller have been issued and are held in accordance with the provisions of all applicable securities or other laws.    This issuance of the Shares and Warrants hereunder and/or the issuance of the Warrant Shares upon exercise of the Warrants will not cause any adjustment to the current conversion price or exercise under any outstanding securities.

3.21         Options, Warrants, Rights.  Except as set forth in the Recent Reports or on Schedule 3.21, there are no outstanding (a) securities, notes or instruments convertible into or exercisable for any of the capital stock or other equity interests of the Seller or its Subsidiaries; (b) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of the Seller or its Subsidiaries; or (c) commitments, agreements or understandings of any kind, including employee benefit arrangements, relating to the issuance or repurchase by the Seller or its Subsidiaries of any capital stock or other equity interests of the Seller or its Subsidiaries, any such securities or instruments convertible or exercisable for securities or any such options, warrants or rights.  Other than the rights of the Purchasers hereunder and the holders of Series A 7% Cumulative Convertible Preferred Stock and warrants issued in connection therewith and except as set forth on Schedule 3.21, neither the Seller nor the Subsidiaries have granted anti-dilution rights to any person or entity in connection with any outstanding option, warrant, subscription or any other instrument convertible or exercisable for the securities of the Seller or any of its Subsidiaries.  Other than the rights granted to the Purchasers under the Investor Rights Agreement and the holders of Series A 7% Cumulative Convertible Preferred Stock and warrants issued in connection therewith and except as set forth on Schedule 3.21, there are no outstanding rights which permit the holder thereof to cause the Seller or the Subsidiaries to file a registration statement under the Securities Act or which permit the holder thereof to include securities of the Seller or any of its Subsidiaries in a registration statement filed by the Seller or any of its Subsidiaries under the Securities Act, and there are no outstanding agreements or other commitments which otherwise relate to the registration of any securities of the Seller or any of its Subsidiaries for sale or distribution in any jurisdiction.

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3.22         Employees, Employment Agreements and Employee Benefit Plans.  Except as set forth in the Recent Reports or on Schedule 3.22, there are no employment, consulting, severance or indemnification arrangements, agreements, or understandings between the Seller and any officer, director, consultant or employee of the Seller or its Subsidiaries (the “Employment Agreements”).  Except as set forth in the Recent Reports or on Schedule 3.22, no Employment Agreement provides for the acceleration or change in the award, grant, vesting or determination of options, warrants, rights, severance payments, or other contingent obligations of any nature whatsoever of the Seller or its Subsidiaries in favor of any such parties in connection with the transactions contemplated by this Agreement.  Except as disclosed in the Recent Reports or on Schedule 3.22, the terms of employment or engagement of all directors, officers, employees, agents, consultants and professional advisors of the Seller and its Subsidiaries are such that their employment or engagement may be terminated upon not more than two weeks’ notice given at any time without liability for payment of compensation or damages and the Seller and its Subsidiaries have not entered into any agreement or arrangement for the management of their business or any part thereof other than with their directors or employees.

3.23         Absence of Certain Business Practices.  Neither the Seller, nor any Affiliate of the Seller, nor to the knowledge of the Seller, any agent or employee of the Seller, any other Person acting on behalf of or associated with the Seller, or any individual related to any of the foregoing Persons, acting alone or together, has: (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, trading company, shipping company, governmental employee or other Person with whom the Seller has done business directly or indirectly; or (b) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, trading company, shipping company, governmental employee or other Person who is or may be in a position to help or hinder the business of the Seller (or assist the Seller in connection with any actual or proposed transaction) which (i) may subject the Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, may have had an adverse effect on the Seller or (iii) if not continued in the future, may adversely affect the assets, business, operations or prospects of the Seller or subject the Seller to suit or penalty in any private or governmental litigation or proceeding.

3.24         Products and Services.  To the knowledge of the Seller and except as disclosed in the Recent Reports, there exists no set of facts (i) which could furnish a basis for the withdrawal, suspension or cancellation of any registration, license, permit or other governmental approval or consent of any governmental or regulatory agency with respect to any product or service developed or provided by the Seller or its Subsidiaries, (ii) which could furnish a basis for the withdrawal, suspension or cancellation by order of any state, federal or foreign court of law of any product or service, or (iii) which could have a Material Adverse Effect on the continued operation of any facility of the Seller or its Subsidiaries or which could otherwise cause the Seller or its Subsidiaries to withdraw, suspend or cancel any such product or service from the market or to change the marketing classification of any such product or service.  Each product or service provided by Seller or its Subsidiaries has been provided in accordance in all material respects with the specifications under which such product or service normally is and has been provided and the provisions of all applicable laws or regulations.

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3.25         Environmental Matters.  None of the premises or any properties owned, occupied or leased by the Seller or its Subsidiaries (the “Premises”) has been used by the Seller or the Subsidiaries or, to the Seller’s knowledge, by any other Person, to manufacture, treat, store, or dispose of any substance that has been designated to be a “hazardous substance” under applicable Environmental Laws (hereinafter defined) (“Hazardous Substances”) in violation of any applicable Environmental Laws.  To its knowledge, the Seller has not disposed of, discharged, emitted or released any Hazardous Substances which would require, under applicable Environmental Laws, remediation, investigation or similar response activity. No Hazardous Substances are present as a result of the actions of the Seller or, to the Seller’s knowledge, any other Person, in, on or under the Premises which would give rise to any liability or clean-up obligations of the Seller under applicable Environmental Laws.  The Seller and, to the Seller’s knowledge, any other Person for whose conduct it may be responsible pursuant to an agreement or by operation of law, are in compliance with all laws, regulations and other federal, state or local governmental requirements, and all applicable judgments, orders, writs, notices, decrees, permits, licenses, approvals, consents or injunctions in effect on the date of this Agreement relating to the generation, management, handling, transportation, treatment, disposal, storage, delivery, discharge, release or emission of any Hazardous Substance (the “Environmental Laws”).  Neither the Seller nor, to the Seller’s knowledge, any other Person for whose conduct it may be responsible pursuant to an agreement or by operation of law has received any written complaint, notice, order, or citation of any actual, threatened or alleged noncompliance with any of the Environmental Laws, and there is no proceeding, suit or investigation pending or, to the Seller’s knowledge, threatened against the Seller or, to the Seller’s knowledge, any such Person with respect to any violation or alleged violation of the Environmental Laws, and, to the knowledge of the Seller, there is no basis for the institution of any such proceeding, suit or investigation.

3.26         Licenses; Compliance Regulatory Requirements.  Except as disclosed in the Recent Reports, the Seller holds all material authorizations, consents, approvals, franchises, licenses and permits required under applicable law or regulation for the operation of the business of the Seller and its Subsidiaries as presently operated (the “Governmental Authorizations”).  All the Governmental Authorizations have been duly issued or obtained and are in full force and effect, and the Seller and its Subsidiaries are in material compliance with the terms of all the Governmental Authorizations.  The Seller and its Subsidiaries have not engaged in any activity that, to their knowledge, would cause revocation or suspension of any such Governmental Authorizations.  The Seller has no knowledge of any facts which could reasonably be expected to cause the Seller to believe that the Governmental Authorizations will not be renewed by the appropriate governmental authorities in the ordinary course.  Neither the execution, delivery nor performance of this Agreement shall adversely affect the status of any of the Governmental Authorizations.

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3.27         Brokers.  No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement, based upon any arrangement made by or on behalf of the Seller.  No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement, based upon any arrangement made by or on behalf of the Seller, which would make any Purchaser liable for any fees or commissions.

3.28         Securities Laws.  Neither the Seller nor its Subsidiaries nor any agent acting on behalf of the Seller or its Subsidiaries has taken or will take any action which might cause this Agreement or the Shares or Warrants to violate the Securities Act or the Exchange Act or any rules or regulations promulgated thereunder, as in effect on the Closing Date.  Assuming that all of the representations and warranties of the Purchasers set forth in Article IV are true, all offers and sales of capital stock, securities and notes of the Seller were conducted and completed in compliance with the Securities Act.  All shares of capital stock and other securities issued by the Seller and its Subsidiaries prior to the date hereof have been issued in transactions that were either registered offerings or were exempt from the registration requirements under the Securities Act and all applicable state securities or “blue sky” laws and in compliance with all applicable corporate laws.

3.29         Disclosure. No representation or warranty made by the Seller in this Agreement, nor in any document, written information, financial statement, certificate, schedule or exhibit prepared and furnished by the Seller or the representatives of the Seller pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or to Seller’s knowledge omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

3.30         Off-Balance Sheet Arrangements.  There is no transaction, arrangement or other relationship between the Seller and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Seller in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably expected to result in a Material Adverse Effect.  There are no such transactions, arrangements or other relationships with the Seller that may create contingencies or liabilities that are not otherwise disclosed by the Seller in its SEC filings.

3.31         Application of Takeover Protections.  Except as is set forth in the Articles of Incorporation and amendments thereto of Seller, the Seller and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Seller’s Articles and By-Laws (or similar charter documents) or the laws of its state of incorporation or any agreement to which the Seller is a party that is or could become applicable to the Purchasers as a result of the Purchasers and the Seller fulfilling their obligations or exercising their rights under this Agreement and the Related Documents, including without limitation the Seller’s issuance of the Securities and the Purchasers’ ownership of the Securities.

3.32         No Additional Agreements.  The Seller does not have any agreement with any Purchaser with respect to the transactions contemplated by this Agreement and the Related Documents other than as specified in this Agreement and the Related Documents.

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3.33         Acknowledgment Regarding Purchasers’ Purchase of Seller Securities.  The Seller acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby.  The Seller further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Seller or any other Purchaser (or in any similar capacity) with respect to this Agreement and the Related Documents and the transactions contemplated hereby and thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement or the Related Documents or the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s purchase of the Securities.  The Seller further represents to each Purchaser that the Seller’s decision to enter into this Agreement and the Related Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Seller and its representatives.

3.34         Internal Accounting Controls.  The Seller and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Seller has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Seller and designed such disclosure controls and procedures to ensure that material information relating to the Seller, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Seller’s Form 10-K or 10-Q, as the case may be, is being prepared.  The Seller’s certifying officers have evaluated the effectiveness of the Seller’s disclosure controls and procedures as of the end of the period covered by the Seller’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Seller presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the Seller’s internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Seller’s internal control over financial reporting.

3.35         Solvency.  Based on the financial condition of the Seller as of the Closing Date, (i) the Seller’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Seller’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Seller’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Seller, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Seller, together with the proceeds the Seller would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid.  The Seller does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

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3.36         Title to Assets.  The Seller and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property, do not materially interfere with the use made and proposed to be made of such property by the Seller and the Subsidiaries, (ii) Liens for taxes not yet due and payable and (iii) Liens which would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.  To the Seller’s knowledge, any real property and facilities held under lease by the Seller and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Seller and the Subsidiaries are in compliance except, in each case, as would not reasonably be expected to result in a Material Adverse Effect.

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, for itself only, hereby severally and not jointly, represents and warrants to the Seller as follows:

4.1           Existence and Power.  The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of such Purchaser’s organization.  The Purchaser has all powers required to carry on such Purchaser’s business as now conducted.

4.2           Authorization.  The execution, delivery and performance by the Purchaser of this Agreement, the Related Documents to which such Purchaser is a party, and the consummation by the Purchaser of the transactions contemplated hereby and thereby have been duly authorized, and no additional action is required for the approval of this Agreement or the Related Documents. This Agreement and the Related Documents to which the Purchaser is a party have been or, to the extent contemplated hereby, will be duly executed and delivered and constitute valid and binding agreements of the Purchaser, enforceable against such Purchaser in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors and except that enforceability of their obligations thereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3           Investment.  The Purchaser is acquiring the securities described herein for its own account and not with a view to, or for sale in connection with, any distribution thereof, nor with the intention of distributing or reselling the same, provided, however, that by making the representation herein, the Purchaser does not agree to hold any of the securities for any minimum or other specific term and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Purchaser is aware that none of the securities has been registered under the Securities Act or under applicable state securities or blue sky laws.  The Purchaser is an “Accredited Investor” as such term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act (including without limitation, if the Purchaser is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and a self-directed plan, then investment decisions are made solely by persons that are “Accredited Investors”).

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4.4           Reliance on Exemptions. The Purchaser understands that the Shares and Warrants are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Seller is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the securities.

4.5           Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  The Purchaser is able to bear the economic risk of an investment in the securities and, at the present time, is able to afford a complete loss of such investment.

4.6           General Solicitation.  The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

4.7           Receipt of Purchaser Information.  The Purchaser hereby acknowledges that it has been furnished with, or has had an opportunity to acquire and carefully review the following documents filed by the Seller with the SEC: (a) Annual Report on Form 10-KSB for the year ended June 30, 2006 and any amendments thereto (the “10-KSB”); (b) Quarterly Reports on Form 10-QSB for each of the quarters ended September 30, 2006, December 31, 2006 and March 31, 2007 and any amendments thereto, respectively; (c)  all Current Reports on Form 8-K after the filing of the 10-KSB; (d) the Seller’s registration statement number 333-140248 filed on Form S-3; and (e) the Seller’s most recent definitive proxy materials.  Purchaser further represents that the Purchaser has been furnished by the Seller during the course of this transaction with all information regarding the Seller that it or its investment advisors, attorney and/or accountant has requested or desired to know, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Seller concerning the terms and conditions of the transaction, and has received any additional information that the Purchaser has requested .

4.8           SEC Policy on Short Sales.  The Purchaser acknowledges that the Purchaser, directly or through related parties, affiliates or otherwise, may be prohibited in certain circumstances from selling “short or “shorting against the box” (as those terms are generally understood) any equity security of the Seller as a result of the following Telephone Interpretation in the SEC Manual of Publicly Available Telephone Interpretations (July 1997) A. 65 Section 5:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective.  One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date.  The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made.  There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

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ARTICLE V - COVENANTS OF THE SELLER AND PURCHASERS

5.1           Insurance.  The Seller and its Subsidiaries shall, from time to time upon the written request of the Purchasers, promptly furnish or cause to be furnished to the Purchasers evidence, in form and substance reasonably satisfactory to the Purchasers, of the maintenance of all insurance maintained by it for loss or damage by fire and other hazards, damage or injury to persons and property, including from product liability, and under workmen’s compensation laws.

5.2           Reporting Obligations. So long as any of the Shares are outstanding and held by Purchasers, and so long as any portion of the Warrants has not been exercised and has not expired by its terms, the Seller shall furnish to the Purchasers, or any other persons who hold any of the Warrants (provided that such subsequent holders give notice to the Seller that they hold Warrants and furnish their addresses) promptly upon their becoming available one copy of (A) each report, notice or proxy statement sent by the Seller to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and (B) any registration statement, prospectus or written communication pursuant to the Securities Act relating to the issuance or registration of Shares and the Warrant Shares and filed by the Seller with the Commission or any securities market or exchange on which shares of Common Stock are listed; provided, however, that the Seller shall have no obligation to deliver reports or schedules under this Section 5.2 to the extent such reports are publicly available via EDGAR.

The Purchasers are hereby authorized to deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of the Seller which may have been furnished to the Purchasers hereunder, to any regulatory body or agency having jurisdiction over the Purchasers or to any Person which shall, or shall have right or obligation to succeed to all or any part of the Purchasers’ interest in the Seller or this Agreement.

5.3           Investigation.  The representations, warranties, covenants and agreements set forth in this Agreement shall not be affected or diminished in any way by any investigation (or failure to investigate) at any time by or on behalf of the party for whose benefit such representations, warranties, covenants and agreements were made.  Without limiting the generality of the foregoing, the inability or failure of the Purchasers to discover any breach, default or misrepresentation by the Seller under this Agreement or the Related Documents (including under any certificate furnished pursuant to this Agreement), notwithstanding the exercise by the Purchasers or other holders of the Shares of their rights hereunder to conduct an investigation shall not in any way diminish any liability hereunder.

5.4           Further Assurances.  The Seller shall, at its cost and expense, upon written request of the Purchasers, duly execute and deliver, or cause to be duly executed and delivered, to the Purchasers such further instruments and do and cause to be done such further acts as may be necessary, advisable or proper, at the reasonable request of the Purchasers, to carry out more effectually the provisions and purposes of this Agreement.  The parties shall use their best efforts to timely satisfy each of the conditions described in Article VI of this Agreement.

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5.5          Use of Proceeds.  The Seller covenants and agrees that the proceeds of the aggregate Purchase Price shall be used by the Seller solely for working capital, general corporate purposes and the expenses reasonably incurred by Seller in connection with the consummation of the transactions contemplated hereby; provided that under no circumstances shall any portion of the proceeds be applied to:

(i)	accelerated repayment of debt existing on the date hereof;

(ii)	the payment of dividends or other distributions on any capital stock of the Seller other than the Series A 7% Cumulative Convertible Preferred Stock;

(iii)	increased executive compensation or loans to officers, employees, stockholders or directors, unless approved by a disinterested majority of the Board of Directors; or

(iv)	any expenditure not directly related to the business of the Seller.

5.6          Corporate Existence.  So long as a Purchaser owns Shares, Warrants or Warrant Shares, the Seller shall preserve and maintain and cause its Subsidiaries to preserve and maintain their corporate existence and good standing in the jurisdiction of their incorporation and the rights, privileges and franchises of the Seller and its Subsidiaries (except, in each case, in the event of a merger or consolidation in which the Seller or its Subsidiaries, as applicable, is not the surviving entity) in each case where failure to so preserve or maintain could have a Material Adverse Effect on the Seller.

5.7          Licenses.  The Seller shall, and shall cause its Subsidiaries to, maintain at all times all material licenses or permits necessary to the conduct of its business and as required by any governmental agency or instrumentality thereof.

5.8          Taxes and Claims.  The Seller and its Subsidiaries shall duly pay and discharge (a) all material taxes, assessments and governmental charges upon or against the Seller or its properties or assets prior to the date on which penalties attach thereto, unless and to the extent that such taxes are being diligently contested in good faith and by appropriate proceedings, and appropriate reserves therefor have been established, and (b) all material lawful claims, whether for labor, materials, supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of the Seller or its Subsidiaries unless and to the extent only that the same are being diligently contested in good faith and by appropriate proceedings and appropriate reserves therefor have been established.

5.9          Perform Covenants.  The Seller shall (a) make full and timely payment of any and all payments in connection with the transactions contemplated hereby, and (b) duly comply with all the terms and covenants contained herein and in each of the instruments and documents given to the Purchasers in connection with or pursuant to this Agreement, all at the times and places and in the manner set forth herein or therein.

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5.10        Additional Covenants.

(a)           Except for transactions approved by a majority of the disinterested directors of the Board of Directors, neither the Seller nor any of its Subsidiaries shall enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Seller or any of its Subsidiaries, member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, with the exception of transactions which are consummated upon terms that are no less favorable than would be available if such transaction had been effected at arms-length, in the reasonable judgment of the Board of Directors.

(b)           The Seller shall timely prepare and file with the Securities and Exchange Commission the form of notice of the sale of securities pursuant to the requirements of Regulation D regarding the sale of the Shares and Warrants under this Agreement.

(c)           The Seller shall timely prepare and file such applications, consents to service of process (but not including a general consent to service of process) and similar documents and take such other steps and perform such further acts as shall be required by the U.S. state securities law requirements of each jurisdiction where a Purchaser resides as indicated on such Purchaser’s signature page hereto with respect to the sale of the Shares and Warrants under this Agreement.

(d)           Neither the Seller nor any of its Affiliates, nor any Person acting on its or their behalf, shall directly or indirectly make any offers or sales of any securities or solicit any offers to buy any securities under circumstances that would cause the loss of the 4(2) exemption under the Securities Act for the transactions contemplated hereby.  Subject to any consent or approval rights of the Purchasers hereunder, in the event the Seller contemplates an offering of its equity or debt securities within six months following the Closing Date, the Seller agrees that it shall notify the Purchasers of such offering (without providing any material non-public information to any Purchaser without its prior approval) and obtain the prior written consent of Purchasers.

5.11        Securities Laws Disclosure; Publicity. The Seller shall (i) on or promptly after the Closing Date, issue a press release acceptable to The Tail Wind Fund Ltd. disclosing the transactions contemplated hereby, and (ii) promptly after the Closing Date, file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby.  Except as provided in the preceding sentence, neither the Seller nor the Purchasers shall make any press release or other publicity about the terms of this Agreement or the transactions contemplated hereby without the prior approval of the other unless otherwise required by law or the rules of the Commission.

5.12        Like Treatment of Purchasers and Holders.  Neither the Seller nor any of its affiliates shall, directly or indirectly, pay or cause to be paid any consideration (immediate or contingent), whether by way of interest, fee, payment for redemption, conversion or exercise of the Securities, or otherwise, to any Purchaser or holder of Securities, for or as an inducement to, or in connection with the solicitation of, any consent, waiver or amendment to any terms or provisions of this Agreement or the Related Documents, unless such consideration is required to be paid to all Purchasers or holders of Securities bound by such consent, waiver or amendment.  The Seller shall not, directly or indirectly, redeem any Securities unless such offer of redemption is made pro rata to all Purchasers or holders of Securities, as the case may be, on identical terms.

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5.13         Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under this Agreement or any Related Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any such agreement. Nothing contained herein or in any Related Documents, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by such agreement.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Related Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser represents that it has been represented by its own separate legal counsel in its review and negotiation of this Agreement and the Related Documents.  For reasons of administrative convenience only, the Purchasers acknowledge and agree that they and their respective counsel have chosen to communicate with the Seller through Peter J. Weisman, P.C., but Peter J. Weisman, P.C. does not represent any of the Purchasers in this transaction other than The Tail Wind Fund Ltd. (the “Lead Investor”).

5.14         Other Transactions.  Until after four months following the date on which the Registration Statement (as defined in the Investor Rights Agreement) is declared effective by the Commission, the Seller shall not issue or sell or agree to issue or sell any securities in a financing transaction which is a Variable Rate Transaction or otherwise provides the purchasers of such securities with more favorable terms (including without limitation with respect to the effective purchase price per share, conversion, exercise or exchange price (whether before or after adjustment), term, coupon, warrant coverage or otherwise) than those contained in this Agreement and the Related Documents and the transactions contemplated hereby and thereby. “Variable Rate Transaction” shall mean a transaction in which the Seller issues or sells, or agrees to issue or sell (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of, Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Seller or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (z) under a warrant exercisable for a number of shares based upon and/or varying with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such warrant, or (b) any securities of the Seller pursuant to an “equity line” structure which provides for the sale, from time to time, of securities of the Seller which are registered for resale pursuant to the Securities Act.

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5.15        Greenshoe.  On or prior to December 31, 2007, each Purchaser shall have the right, upon written notice to the Company, to purchase up to such number of additional shares of Common Stock (“Additional Shares”) as is equal to the number of Shares purchased by such Purchaser hereunder for a purchase price per share equal to the Per Share Purchase Price.  For each Additional Share purchased by such Purchaser, such Purchaser shall receive an additional Warrant (collectively “Additional Warrants”) to purchase 0.5 shares of Common Stock (collectively “Additional Warrant Shares”).  In the event that any Purchaser exercises such right, the terms “Shares”, “Warrants” and “Warrant Shares” as used herein shall include the Additional Shares, Additional Warrants and Additional Warrant Shares, respectively, and the representations, warranties, terms and covenants set forth herein and in the Related Documents shall apply to such Additional Shares, Additional Warrants and Additional Warrant Shares retroactively mutatis mutandis (including without limitation the Company’s obligation to register such Additional Shares and Warrant Shares in accordance with the terms of the Registration Rights Agreement).  Notwithstanding anything contained herein, the Company shall not issue to any Purchaser, and such Purchaser may not acquire, a number of Additional Shares to the extent that, upon such exercise of the right contained herein, the number of shares of Common Stock then beneficially owned by such Purchaser and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with such Purchaser’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the Purchaser  is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) would exceed 9.9% of the total number of shares of Common Stock of the Company then issued and outstanding.  For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Commission, and the percentage held by the holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act.

5.16        Participation Rights.

(a)   Subject to the terms and conditions specified in this Section 5.16, until the second anniversary of the date hereof, the Purchasers shall have a right to participate with respect to the issuance or possible issuance by the Seller of any future equity or equity-linked securities or debt which is convertible into equity or in which there is an equity component (as the case may be, “Additional Securities”) on the same terms and conditions as offered by the Seller to the other purchasers of such Additional Securities.  Each time the Seller proposes to offer any Additional Securities, the Seller shall make an offering of such Additional Securities to each Purchaser in accordance with the following provisions:

(i)           The Seller shall deliver a notice (the “Issuance Notice”) to the Purchasers stating (a) its bona fide intention to offer such Additional Securities, (b) the number of such Additional Securities to be offered, (c) the price and terms, if any, upon which it proposes to offer such Additional Securities, and (d) the anticipated closing date of the sale of such Additional Securities.

(ii)           By written notification received by the Seller, within ten (10) days after giving of the Issuance Notice, each Purchaser may elect to purchase or obtain, at the price and on the terms specified in the Issuance Notice, up to that number of such Additional Securities which equals such Purchaser’s Participation Amount for the same consideration and on the same terms and conditions as such third-party sale, where the “Participation Amount” for each Purchaser shall equal (a) 50% of the aggregate amount of such Additional Securities issued or to be issued to investors in such  offering prior to the exercise of the participation rights contemplated by this Section 5.16 (such aggregate amount, the “Subsequent Offering Amount”), multiplied by (b) a fraction, the numerator of which equals the number of Shares purchased hereunder and the denominator of which equals the aggregate number of Shares purchased by all Purchasers pursuant to this Agreement.  The Seller shall promptly, in writing, inform each Purchaser which elects to purchase all of the Additional Securities available to it (“Fully-Exercising Holder”) of any other Purchaser's failure to do likewise.  During the five-day period commencing after such information is given, each Fully-Exercising Holder shall be entitled to obtain that portion of the Additional Securities for which the Purchasers were entitled to subscribe but which were not subscribed for by such Purchasers which is equal to the proportion that the number of Shares purchased by such Fully-Exercising Holder bears to the total number of Shares by all Fully-Exercising Holders who wish to purchase some of the unsubscribed shares.

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(iii)          The Seller may, during the 75-day period following the expiration of the 10-day and 5-day periods referenced in Section 5.16(a)(ii) above, offer up to the Subsequent Offering Amount of such Additional Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Issuance Notice.  If the Seller does not consummate the sale of such Additional Securities within such period, the right provided hereunder shall be deemed to be revived and such Additional Securities shall not be offered or sold unless the Participation Amount is again first reoffered to the Purchasers in accordance herewith.

(b)           Notwithstanding anything contained herein, no Purchaser shall have the right to purchase Additional Securities hereunder to the extent same would cause such holder to exceed the Beneficial Ownership Cap (as defined in the Warrants).

ARTICLE VI - CONDITIONS TO CLOSINGS

6.1          Conditions to Obligations of Purchasers to Effect each Closing.  The obligations of a Purchaser to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to Closing, of each of the following conditions, any of which may be waived, in writing, by a Purchaser:

(a)          Representations and Warranties.  The representations and warranties of the Seller set forth in this Agreement shall be true and correct in all material respects (except for those qualified as to materiality or a Material Adverse Effect, which shall be true and correct in all respects) as of the date of this Agreement and as of the Closing Date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation or warranty shall be true and correct in all material respects (or if qualified as to materiality or a Material Adverse Effect, true and correct in all respects) as of such date) as though made on and as of the Closing Date.  On or prior to the Closing Date the Seller shall deliver to each of the Purchasers a certificate of the Chief Executive Office and Chief Financial Officer of the Seller to the effect that all of the representations and warranties of the Seller set forth in this Agreement are true and correct as of the Closing Date (including, to the extent necessary, updated disclosure schedules which shall be reasonably acceptable to each Purchaser) and that the Seller has performed all of its obligations under this Agreement required to be performed prior to the Closing Date.

(b)          Performance of Obligations of Seller.  The Seller shall have performed in all material respects all agreements and covenants required to be performed by it under this Agreement on or prior to the Closing Date.

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(c)          No Suspension of Trading.  From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Seller, which suspension shall be terminated prior to Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any trading market, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Shares and Warrants at the Closing.

(d)          Deliverables.  The Seller shall deliver or cause to be delivered to each of the Purchasers the following on or prior to the Closing Date:

1.            (A) One or more certificates (“Share Certificates”) evidencing the aggregate number of Shares to be purchased at the Closing by such Purchaser, duly authorized, issued, fully paid and non-assessable, registered in the name of such Purchaser, in such denominations as may be reasonably requested by such Purchaser, or (B) a copy of irrevocable transfer agent instructions that (I) have been delivered to the Company’s transfer agent, (II) instruct the Company’s transfer agent to issue the Share Certificates, (III) are acknowledged in writing by the Company’s transfer agent, and (IV) are in form and substance satisfactory to the Lead Investor; provided that, in any case, the Company shall deliver or cause to be delivered the original Share Certificates as soon as practicable following the Closing; and;

(B) One or more certificates evidencing the Warrants (“Warrant Certificates”), each registered in the name of such Purchaser, in such denominations as may be reasonably requested by such Purchaser, pursuant to which such Purchaser shall be initially entitled to purchase with respect to the Warrants, that number of shares of Common Stock  pursuant to Section 1.1 above, or a facsimile copy of such Warrant Certificates, provided that, in any case, the Company shall deliver or cause to be delivered the original Warrant Certificates as soon as practicable following the Closing.

2.           The Investor Rights Agreement, in the form attached hereto as Exhibit C (the “Investor Rights Agreement”), duly executed by the Seller.

3.           A legal opinion of counsel to the Seller (“Seller’s Counsel”), in the form attached hereto as Exhibit D.

4.           A certificate of the Secretary of the Seller (the “Secretary’s Certificate”), in form and substance satisfactory to the Purchasers, certifying as follows as of the date of such Closing:

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(i)          that attached to the Secretary’s Certificate is true and complete copy of the Articles of Incorporation of the Seller, as amended, including the Certificate of Designation;

(ii)         that a true copy of the Bylaws of the Seller, as amended to the Closing Date, is attached to the Secretary’s Certificate;

(iii)        that attached thereto are true and complete copies of the resolutions of the Board of Directors of the Seller authorizing the execution, delivery and performance of this Agreement and the Related Documents, instruments and certificates required to be executed by it in connection herewith and approving the consummation of the transactions in the manner contemplated hereby including, but not limited to, the authorization and issuance of the Shares and Warrants;

(iv)        the names and true signatures of the officers of the Seller signing this Agreement and all other documents to be delivered in connection with this Agreement;

(v)         such other matters as required by this Agreement; and

(vi)        such other matters as the Purchasers may reasonably request.

5.           A wire transfer representing the amount due for legal fees and other expenses set forth in Section 8.2 hereof (which may be offset from the Purchase Price at the election of the applicable Purchaser).

6.           Seller shall have applied to each U.S. securities exchange, interdealer quotation system and other trading market where its Common Stock is currently listed or qualified for trading or quotation for the listing or qualification of the Shares and the Warrant Shares for trading or quotation thereon in the time and manner required thereby.

7.           Such other documents as the Purchasers shall reasonably request.

(e)          There shall have been no Material Adverse Effect with respect to the Seller.

6.2           Conditions to Obligations of the Seller to Effect each Closing. The obligations of the Seller to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, by the Seller:

(a)           Representations and Warranties.  The representations and warranties of each Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such date) as though made on and as of the Closing Date.

(b)           Performance of Obligations of the Purchasers.  Each of the Purchasers shall have performed in all material respects all agreements and covenants required to be performed by it under this Agreement on or prior to the Closing Date.

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(c)           Deliverables.  Each of the Purchasers shall deliver or cause to be delivered to the Seller (i) upon receipt of the Seller’s items described in Section 6.1(d) above, payment of the portion of the Purchase Price set forth on such Purchaser’s signature page hereto, in cash by wire transfer of immediately available funds to an account designated in writing by Seller prior to the date hereof; (ii) an executed copy of the Investor Rights Agreement; and (iii) such other documents as the Seller shall reasonably request.

ARTICLE VII – INDEMNIFICATION AND LIQUIDATED DAMAGES

7.1           Survival of Representations.  The representations and warranties of the Seller and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement.  The Seller’s and the Purchasers’ warranties and representations shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Seller or the Purchasers.

7.2           Indemnification.  The Seller agrees to indemnify and hold harmless the Purchasers, their Affiliates, each of their officers, directors, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of (i) any breach or default in the performance by the Seller of any covenant or agreement made by the Seller in this Agreement or in any of the Related Documents; (ii) any breach of warranty or representation made by the Seller in this Agreement or in any of the Related Documents; (iii) any and all third party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing; and (iv) any enforcement of this indemnification.

7.3           Indemnity Procedure.  The Seller is referred to herein as the “Indemnifying Party” and the other party or parties claiming indemnity is referred to as the “Indemnified Party”.  An Indemnified Party under this Agreement shall, with respect to claims asserted against such party by any third party, give written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement within sixty (60) business days of the receipt of any written claim from any such third party, but not later than twenty (20) days prior to the date any answer or responsive pleading is due, and with respect to other matters for which the Indemnified Party may seek indemnification, give prompt written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are materially prejudiced.

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The Indemnifying Party shall have the right, at its election, to take over the defense or settlement of such claim by giving written notice to the Indemnified Party at least fifteen (15) days prior to the time when an answer or other responsive pleading or notice with respect thereto is required. If the Indemnifying Party makes such election, it may conduct the defense of such claim through counsel of its choosing (subject to the Indemnified Party’s approval of such counsel, which approval shall not be unreasonably withheld), shall be solely responsible for the expenses of such defense and shall be bound by the results of its defense or settlement of the claim. The Indemnifying Party shall not settle any such claim without prior notice to and consultation with the Indemnified Party, and no such settlement involving any equitable relief or which might have an adverse effect on the Indemnified Party may be agreed to without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld). So long as the Indemnifying Party is diligently contesting any such claim in good faith, the Indemnified Party may pay or settle such claim only at its own expense and the Indemnifying Party will not be responsible for the fees of separate legal counsel to the Indemnified Party, unless the named parties to any proceeding include both parties or representation of both parties by the same counsel would be inappropriate due to conflicts of interest or otherwise. If the Indemnifying Party does not make such election, or having made such election does not, in the reasonable opinion of the Indemnified Party proceed diligently to defend such claim, then the Indemnified Party may (after written notice to the Indemnifying Party), at the expense of the Indemnifying Party, elect to take over the defense of and proceed to handle such claim in its discretion and the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make in good faith with respect to such claim. In connection therewith, the Indemnifying Party will fully cooperate with the Indemnified Party should the Indemnified Party elect to take over the defense of any such claim. The parties agree to cooperate in defending such third party claims and the Indemnified Party shall provide such cooperation and such access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to any matter for which indemnification is sought hereunder; and the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof.

With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earlier to occur of: (i) the entry of a judgment against the Indemnified Party and the expiration of any applicable appeal period, or if earlier, five (5) days prior to the date that the judgment creditor has the right to execute the judgment; (ii) the entry of an unappealable judgment or final appellate decision against the Indemnified Party; or (iii) a settlement of the claim. Notwithstanding the foregoing, the reasonable expenses of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party. With regard to other claims for which indemnification is payable hereunder, such indemnification shall be paid promptly by the Indemnifying Party upon demand by the Indemnified Party.

7.4           Liquidated Damages.  The Seller and the Purchasers agree that the Purchasers will suffer damages if a Breach Event (as defined below) occurs or is ongoing. The Seller and the Purchasers further agree that it may not be feasible to ascertain the extent of such damages with precision. If a Breach Event (as defined below) occurs, then the Purchasers may elect, as liquidated damages, and in addition to any other remedies legally available to such Purchasers, to require that the Seller shall pay to the Purchasers liquidated damages at a rate of 12% per annum of the aggregate Purchase Price of such Purchasers payable monthly in cash at the end of each month (or part thereof) in which the Breach Event is outstanding.

“Breach Event” means either:

(i)           Any breach of any warranty or representation of the Seller as of the date made in this Agreement, any Related Agreement or any other agreement delivered herewith, which breach, or the facts and circumstances concerning such breach, has or is reasonably likely to have a Material Adverse Effect; or

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(ii)          Any breach by the Seller of any material covenant or obligation under this Agreement, any Related Agreement or any other agreement delivered herewith, and which breach, if capable of being cured, has not been cured within ten (10) days after notice of such breach has been given by the holders of a majority in interest of Purchasers to the Seller.

The Seller and the Purchasers have expressly negotiated this Section 7.4, and have agreed that in light of the circumstances existing at the time of execution of this Agreement, the liquidated damages expressed herein represent a reasonable estimate of the harm likely to be suffered by the Purchasers upon the occurrence of a Breach Event.

ARTICLE VIII - MISCELLANEOUS

8.1           Further Assurances.  Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement, and further agrees to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals, to effect all necessary registrations and filings, and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

8.2           Fees and Expenses.  The parties hereto shall pay their own costs and expenses in connection herewith, except that the Seller shall pay to Tail Wind Advisory and Management Ltd. a non-refundable sum equal to $10,000 as and for legal and due diligence expenses incurred in connection herewith.  The Seller shall pay all fees and expenses of any placement agents, finders and escrow agents in connection with the transactions contemplated by this Agreement pursuant to a separate agreement between such parties.

8.3           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 5:00 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service such as Federal Express, or (d) actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Purchasers at each Purchaser’s address set forth on such Purchaser’s signature page hereto, or with respect to the Seller, addressed to:

NetSol Technologies, Inc.
23901 Calabasas Road,
Suite 2072
Calabasas, CA 91302
Attention:  General Counsel
Facsimile No.:  (818) 222-9197

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or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.  Copies of notices to any Purchaser shall be sent to the addresses, if any, listed on such Purchaser’s signature page hereto, with a copy to:

Peter J. Weisman, P.C.
52 Vanderbilt Avenue, 17th Fl.
New York, NY  10017
Fax: (212) 317-8855

Unless otherwise stated above, such communications shall be effective when they are received by the addressee thereof in conformity with this Section. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

8.4           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and enforced in accordance with the laws of the State of New York without reference to the conflicts of laws principles thereof.

8.5           Jurisdiction and Venue. This Agreement shall be subject to the exclusive jurisdiction of the Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York.  The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of New York by virtue of a failure to perform an act required to be performed in the State of New York and irrevocably and expressly agree to submit to the jurisdiction of the Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby.  The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in New York County, New York, and further irrevocably waive any claim that any suit, action or proceeding brought in Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York has been brought in an inconvenient forum.  Each of the parties hereto consents to process being served in any such suit, action or proceeding, by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 8.5 shall affect or limit any right to serve process in any other manner permitted by law.

8.6           Successors and Assigns. This Agreement is personal to each of the parties and may not be assigned without the written consent of the other parties; provided, however, that any of the Purchasers shall be permitted to assign this Agreement to any Person to whom it assigns or transfers securities issued or issuable pursuant to this Agreement.  Any assignee must be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

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8.7           Severability. If any provision of this Agreement, or the application thereof, shall for any reason or to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall continue in full force and effect and in no way be affected, impaired or invalidated.

8.8           Entire Agreement. This Agreement and the other agreements and instruments referenced herein constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings.

8.9           Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law, or in equity on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

8.10         Amendment and Waivers. Subject to Section 5.12, any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the Seller and at least 75% in interest of the Purchasers, and such waiver or amendment, as the case may be, shall be binding upon all Purchasers.  The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default.  This Agreement may not be amended or supplemented by any party hereto except pursuant to a written amendment executed by the Seller and at least 75% in interest of the Purchasers.  No amendment shall be effected to impact a Purchaser in a disproportionately adverse fashion without the consent of such individual Purchaser.

8.11.        Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Seller and the other Purchasers, by written notice to the Seller, if the Closing has not been consummated on or before June 29, 2007; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

8.12         No Waiver. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

8.13         Construction of Agreement; Knowledge. For purposes of this Agreement, the term “knowledge,” when used in reference to a corporation means the knowledge of the directors and executive officers of such corporation (including, if applicable, any person designated as a chief scientific, medical or technical officer) assuming such persons shall have made inquiry that is customary and appropriate under the circumstances to which reference is made, and when used in reference to an individual means the knowledge of such individual assuming the individual shall have made inquiry that is customary and appropriate under the circumstances to which reference is made.

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8.14         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

8.15         No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

8.16         Waiver of Trial by Jury.  THE PARTIES HERETO IRREVOCABLY WAIVE TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SELLER:

NETSOL TECHNOLOGIES, INC.

By:
Name: Najeeb Ghauri
Title: Chief Executive Officer

By:
Name: Patti L. W. McGlasson
Title: Secretary

PURCHASER:

THE TAIL WIND FUND LTD.
By:	THE TAIL WIND ADVISORY & MANAGEMENT LTD.,
as investment manager

By:
David Crook, CEO

Address:
c/o Tail Wind Advisory & Management Ltd.
77 Long Acre
London, WC2E 9LB, UK
Attn: David Crook

Telephone: 011-44-207-420-3808

Facsimile: 011-44-207-420-3819

Email: dcrook@tailwindam.com

Residence/Jurisdiction of Organization: B.V.I.

Amount of Investment/Purchase Price: $____________________

[Omnibus NTWK Convertible Note and Warrant Purchase Agreement Signature Page]

PURCHASER:

SOLOMON STRATEGIC HOLDINGS, INC.

By:
Andrew P. Mackellar, Director

Address:
c/o Andrew P. MacKellar
Greenlands
The Red Gap
Castletown, IM9 1HB, British Isles

Telephone: +011 (44) 1624 824171

Facsimile: +011 (44) 1624 824191

Email: mackellar_twi@manx.net

Residence/Jurisdiction of Organization: B.V.I.

Amount of Investment/Purchase Price: $____________________

[Omnibus NTWK Convertible Note and Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:

By:
Name:
Title:

Address:

Telephone:

Facsimile:

Email:

Residence/Jurisdiction of Organization:

Amount of Investment/Purchase Price: $____________________

[Omnibus NTWK Convertible Note and Warrant Purchase Agreement Signature Page]

Schedule 3.1

Seller’s Subsidiaries

1.	NetSol Technologies Ltd. located in Lahore, Pakistan.
2.	NetSol Connect (Pvt) Limited located in Karachi, Pakistan. (51% interest)
3.	NetSol Abraxas, Inc., located in Adelaide, Australia.
4.	NetSol USA, Inc., located in Calabasas, California
5.	NetSol Technologies Ltd. located in London, England.
6.	NetSol-CQ Ltd., Located in Horsham, England
7.	TIG-NetSol (Pvt) Limited, Located in Lahore, Pakistan.(50.1% interest)
8.	NetSol Omni, located in Lahore, Pakistan.
9.	NetSol McCue, Inc., Located in Burlingame, California

Schedule 3.10

None

Schedule 3.11

None

Schedule 3.15

None

Schedule 3.17

None

Schedule 3.18

None

Schedule 3.19

See Schedule 3.1

Schedule 3.20

None

Schedule 3.21

None

Schedule 3.22

None

ANNEX B
FORM OF COMMON STOCK PURCHASE WARRANT

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED OR TRANSFERRED, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION UNDER SAID ACT IS NOT REQUIRED.

THIS WARRANT DOES NOT REQUIRE PHYSICAL SURRENDER OF THE WARRANT IN THE EVENT OF A PARTIAL EXERCISE.  AS A RESULT, FOLLOWING ANY EXERCISE OF ANY PORTION OF THIS WARRANT, THE NUMBER OF SHARES OF COMMON STOCK FOR WHICH THIS WARRANT MAY BE EXERCISED MAY BE LESS THAN THE NUMBER OF SHARES SET FORTH BELOW.

Issuance Date: ____________, 2007

Warrant No. [ ]

COMMON STOCK PURCHASE WARRANT

To Purchase ___________1 Shares of Common Stock of NETSOL TECHNOLOGIES, INC.

THIS IS TO CERTIFY THAT [______________], or registered assigns (the “Holder”), is entitled, during the Exercise Period (as hereinafter defined), to purchase from NetSol Technologies, Inc., a Nevada corporation (the “Company”), the Warrant Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at a purchase price of $1.652 per share, all on and subject to the terms and conditions hereinafter set forth.

1.           Definitions.  As used in this Warrant, the following terms have the respective meanings set forth below:

“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act.  With respect to a Holder of Warrants, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Appraised Value” means, in respect of any share of Common Stock on any date herein specified, the fair saleable value of such share of Common Stock (determined without giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that the Company may have no class of equity registered under the Exchange Act) as of the last day of the most recent fiscal month ending prior to such date specified, based on the value of the Company on a fully-diluted basis, as determined by a nationally recognized investment banking firm selected by the Company’s Board of Directors and having no prior relationship with the Company.

1 Insert 50% of Purchase Price divided by Per Share Purchase Price (as defined in Purchase Agreement) or 50% of number of Additional Shares purchased upon greenshoe exercise.
2 Insert 112.5% of Per Share Purchase Price.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

“Change of Control” means the (i) acquisition by an individual or legal entity or group (as set forth in Section 13(d) of the Exchange Act) of more than one-half of the voting rights or equity interests in the Company; or (ii) sale, conveyance, or other disposition of all or substantially all of the assets, property or business of the Company or the merger into or consolidation with any other corporation (other than a wholly owned subsidiary corporation) or effectuation of any transaction or series of related transactions where holders of the Company’s voting securities prior to such transaction or series of transactions fail to continue to hold at least 50% of the voting power of the Company (or, if other than the Company, the successor or acquiring entity) immediately following such transaction.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

“Common Stock” means (except where the context otherwise indicates) the Common Stock, $0.001 par value per share, of the Company, and any capital stock into which such Common Stock may thereafter be changed or converted, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets on liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.5.

“Current Market Price” means, in respect of any share of Common Stock on any date herein specified,

(1)           if there shall not then be a public market for the Common Stock, the higher of

(a) the book value per share of Common Stock at such date, and

(b) the Appraised Value per share of Common Stock at such date,

or

(2)           if there shall then be a public market for the Common Stock, the average of the daily market prices for the five (5) consecutive Trading Days immediately before such date. The daily market price for each such Trading Day shall be (i) the closing bid price on such day on the principal stock exchange on which such Common Stock is then listed or admitted to trading, or quoted, as applicable, (ii) if no sale takes place on such day on any such exchange, the last reported closing bid price on such day as officially quoted on any such exchange, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the last reported closing bid price on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the holder of this Warrant and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by holder of this Warrant and one of which shall be selected by the Company.

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“Current Warrant Price” means, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. Unless and until the Current Warrant Price is adjusted pursuant to the terms herein, the initial Current Warrant Price shall be $_____ per share of Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Exercise Date” means the date which is the earlier of (a) the date on which a Registration Statement (as defined in the Investor Rights Agreement) covering all the Warrant Stock is declared effective by the Commission, and (b) the first anniversary of the original issuance date hereof.

“Exercise Period” means the period during which this Warrant is exercisable pursuant to Section 2.1.

“Expiration Date” means the date which is five (5) years following the Exercise Date.

“GAAP” means generally accepted accounting principles in the United States of America as from time to time in effect.

“NASD” means the National Association of Securities Dealers, Inc., or any successor corporation thereto.

“Other Property” has the meaning set forth in Section 4.5.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

“Purchase Agreement” means that certain Common Stock and Warrant Purchase Agreement dated as of June ___, 2007 among the Company and the other parties named therein, pursuant to which this Warrant was originally issued.

“Restricted Common Stock” means shares of Common Stock which are, or which upon their issuance upon the exercise of any Warrant would be required to be, evidenced by a certificate bearing the restrictive legend set forth in Section 3.2.

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“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Trading Day” means any day on which the primary market on which shares of Common Stock are listed is open for trading.

“Transfer” means any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

“Warrants” means this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

“Warrant Price” means an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price.

“Warrant Stock” means the 303,030 shares of Common Stock to be purchased upon the exercise hereof, subject to adjustment as provided herein.

2.           Exercise of Warrant.

2.1.        Manner of Exercise.

(a)           From and after the Exercise Date and until 5:00 P.M., New York time, on the Expiration Date (the “Exercise Period”), the Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Warrant Stock purchasable hereunder.

(b)           In order to exercise this Warrant, in whole or in part, the Holder shall deliver to the Company at its principal office or at the office or agency designated by the Company pursuant to Section 12, (i) a written notice of Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Warrant Stock to be purchased, (ii) payment of the Warrant Price as provided herein, and (iii) upon exercise of this Warrant in full, this Warrant.  Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by the Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within three Business Days thereafter, electronically transmit the Common Stock issuable upon exercise hereof to the Holder, by crediting the account of the Holder’s prime broker with Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission (“DWAC”) system using the Fast Automated Securities Transfer (“FAST”) program.  The parties agree to coordinate with DTC to accomplish this objective.   In lieu of such electronic delivery through DWAC, the Company shall, to the extent requested by the Holder or required by law, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Warrant Stock issuable upon exercise hereof.  The time periods for delivery of physical certificates evidencing the Warrant Shares are the same as those described above.  Any stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall request in the notice and shall be registered in the name of the Holder or such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a Holder of record of such shares for all purposes, as of the date when the notice to exercise is received by the Company as described above.  If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, if not effected using book entry as described below, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

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(c)         Payment of the Warrant Price may be made at the option of the Holder by: (i) certified or official bank check payable to the order of the Company, or (ii) wire transfer to the account of the Company, provided that if at any time following the 120th day after the Closing Date there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	the closing sale price on the Trading Day immediately preceding the date of such election;

(B) =	the Warrant Price of this Warrant, as adjusted; and

(X) =	the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Expiration Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2.1(c).

(d)         All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued and, upon payment of the Warrant Price, shall be fully paid and nonassessable and not subject to any preemptive rights.

(e)         Book-Entry.  Notwithstanding anything to the contrary set forth herein, upon exercise of any portion of this Warrant in accordance with the terms hereof, the warrantholder shall not be required to physically surrender this Warrant to the Company unless such holder is purchasing the full amount of Warrant Shares represented by this Warrant.  The warrantholder and the Company shall maintain records showing the number of Warrant Shares so purchased hereunder and the dates of such purchases or shall use such other method, reasonably satisfactory to the warrantholder and the Company, so as not to require physical surrender of this Warrant upon each such exercise.  In connection therewith a form of ledger to maintain a record of such transactions is attached hereto.  The warrantholder and any assignee, by acceptance of this Warrant or a new Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following exercise of any portion of this Warrant, the number of Warrant Shares which may be purchased upon exercise of this Warrant may be less than the number of Warrant Shares set forth on the face hereof.

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2.2.        Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay an amount in cash equal to the Current Market Price per share of Common Stock on the date of exercise multiplied by such fraction.

2.3.        Continued Validity. A Holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a Holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as the Holder under Sections 10 and 13 of this Warrant.

2.4.        Restrictions on Exercise Amount.

(i)          Unless a Holder delivers to the Company irrevocable written notice prior to the date of issuance hereof or sixty-one days prior to the effective date of such notice that this Section 2.4(i) shall not apply to such Holder, the Company shall not issue to the Holder, and the Holder may not acquire, a number of shares of Warrant Stock to the extent that, upon such exercise, the number of shares of Common Stock then beneficially owned by such holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) would exceed 9.9% of the total number of shares of Common Stock of the Company then issued and outstanding. For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Commission, and the percentage held by the holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Each delivery of a notice of exercise by a Holder will constitute a representation by such Holder that it has evaluated the limitation set forth in this paragraph and determined, based on the most recent public filings by the Company with the Commission, that the issuance of the full number of shares of Warrant Stock requested in such notice of exercise is permitted under this paragraph.

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3.           Transfer, Division and Combination.

3.1.        Transfer. The Warrants and the Warrant Stock shall be freely transferable, subject to compliance with all applicable laws, including, but not limited to the Securities Act. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or the resale of the Warrant Stock, this Warrant or the Warrant Stock, as applicable, shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant or the Warrant Stock as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company, and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act. Transfer of this Warrant and all rights hereunder, in whole or in part, in accordance with the foregoing provisions, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Following a transfer that complies with the requirements of this Section 3.1, the Warrant may be exercised by a new Holder for the purchase of shares of Common Stock regardless of whether the Company issued or registered a new Warrant on the books of the Company. In connection with any transfer of this Warrant after the Registration Statement (as defined in the Investor Rights Agreement) is declared effective under the Securities Act, the Holder or transferee of this Warrant shall reimburse the Company for its reasonable out of pocket costs in connection with such transfer (including without limitation the reasonable attorneys fees for preparing and filing a prospectus supplement with the SEC and/or delivering an updated opinion letter to the Seller’s transfer agent).

3.2.        Restrictive Legends. Each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, unless, in each case, such Warrant Stock is registered under the Securities Act or is eligible for resale without registration pursuant to Rule 144(k) under the Securities Act, shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED OR TRANSFERRED, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION UNDER SAID ACT IS NOT REQUIRED.”

“THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT DATED AS OF JUNE 30, 2007, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS OUTSTANDING SECURITIES. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.”

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3.3.         Division and Combination; Expenses; Books. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 3.1 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Section 3. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.            Adjustments. The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with Sections 5.1 and 5.2.

4.1.         Stock Dividends, Subdivisions and Combinations. If at any time while this Warrant is outstanding the Company shall:

(i)           declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock,

(ii)          subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

(iii)         combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then:

(1)          the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock that would have been acquirable under this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination would own or be entitled to receive after such record date or the effective date of such subdivision or combination, as applicable, and

(2)          the Current Warrant Price shall be adjusted to equal:

(A)           the Current Warrant Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision or combination, multiplied by the number of shares of Common Stock into which this Warrant is exercisable immediately prior to the adjustment, divided by

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(B)          the number of shares of Common Stock into which this Warrant is exercisable immediately after such adjustment.

Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clauses (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

4.2.         Certain Other Distributions. If at any time while this Warrant is outstanding the Company shall cause the holders of its Common Stock to be entitled to receive any dividend or other distribution of:

(i)           cash,

(ii)          any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever (other than cash or additional shares of Common Stock as provided in Section 4.1 hereof), or

(iii)         any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever, then:

(1)          the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to equal the product of the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution, multiplied by a fraction (x) the numerator of which shall be the Current Warrant Price per share of Common Stock at the date of taking such record and (y) the denominator of which shall be such Current Warrant Price minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable; and

(2)          the Current Warrant Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted to equal (x) the Current Warrant Price multiplied by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to the adjustment, divided by (y) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

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4.3.           Securities Issuances.  In the event that the Company or any of its subsidiaries (A) issues or sells any Common Stock or convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock (“Convertible Securities”) or (B) directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities which are currently outstanding, at or to an effective Per Share Selling Price (as defined below) which is less than the Current Warrant Price, then in each such case the Current Warrant Price in effect immediately prior to such issue or sale or record date, as applicable, shall be automatically reduced effective concurrently with such issue or sale to an amount equal to such  Per Share Selling Price.  In the event of any such reduction, the number of Warrant Shares hereunder shall be inversely proportionately increased such that the aggregate exercise price hereunder shall remain the same.  The foregoing provision shall not apply to any issuances or sales of Common Stock or Convertible Securities (i) pursuant to any Convertible Securities currently outstanding on the date hereof in accordance with the terms of such Convertible Securities in effect on the date hereof, or (ii) to any officer, director or employee of the Company pursuant to a bona fide option or equity incentive plan duly adopted by the Company.  The Company shall give to the Warrantholder written notice of any such sale of Common Stock within 24 hours of the closing of any such sale and shall within such 24 hour period issue a press release announcing such sale if such sale is a material event for, or otherwise material to, the Company.

For the purposes of the foregoing adjustments, in the case of the issuance of any Convertible Securities, the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding.

For purposes of this Section 4.3, if an event occurs that triggers more than one of the above adjustment provisions, then only one adjustment shall be made and the calculation method which yields the greatest downward adjustment in the Current Warrant Price shall be used.

“Per Share Selling Price” shall include the amount actually paid by third parties for each share of Common Stock in a sale or issuance by the Company.  In the event a fee is paid by the Company in connection with such transaction directly or indirectly to such third party or its affiliates, any such fee shall be deducted from the selling price pro rata to all shares sold in the transaction to arrive at the Per Share Selling Price.  A sale of shares of Common Stock shall include the sale or issuance of Convertible Securities, and in such circumstances the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise, exchange or conversion price thereof (in addition to the consideration received by the Company upon such sale or issuance less the fee amount as provided above).  In case of any such security issued in a transaction in which the purchase price or the conversion, exchange or exercise price is directly or indirectly subject to adjustment or reset based on a future date, future trading prices of the Common Stock, specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, or otherwise (but excluding standard stock split anti-dilution provisions or weighted-average anti-dilution provisions similar to that set forth herein, provided that any actual reduction of such price under any such security pursuant to such weighted-average anti-dilution provision shall be included and cause a adjustment hereunder), the Per Share Selling Price shall be deemed to be the lowest conversion, exchange, exercise or reset price at which such securities are converted, exchanged, exercised or reset or might have been converted, exchanged, exercised or reset, or the lowest adjustment, as the case may be, over the life of such securities.  If shares are issued for a consideration other than cash, the Per Share Selling Price shall be the fair value of such consideration as determined in good faith by independent certified public accountants mutually acceptable to the Company and the Holder.  In the event the Company directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities which are currently outstanding, then the Per Share Selling Price shall equal such effectively reduced conversion, exercise or exchange price.

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4.4.         Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock into which this Warrant is exercisable and the Current Warrant Price provided for in Section 4:

(a) When Adjustments to Be Made. The adjustments required by Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock into which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(b)  Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

(c)  When Adjustment Not Required. If the Company undertakes a transaction contemplated under this Section 4 and as a result takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights or other benefits contemplated under this Section 4 and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights or other benefits contemplated under this Section 4, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(d)  Escrow of Stock. If after any property becomes distributable pursuant to Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a holder of this Warrant exercises the Warrant during such time, then such holder shall continue to be entitled to receive any shares of Common Stock issuable upon exercise hereunder by reason of such adjustment and such shares or other property shall be held in escrow for the holder of this Warrant by the Company to be issued to holder of this Warrant upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned to the Company.

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4.5.         Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.

(a)  If there shall occur a Change of Control and, pursuant to the terms of such Change of Control, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder of this Warrant shall have the right thereafter to receive, upon the exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and the Other Property receivable upon or as a result of such Change of Control by a holder of the number of shares of Common Stock into which this Warrant is exercisable immediately prior to such event.

(b)  In case of any such Change of Control described in Section 4.5(a) above, the resulting, successor or acquiring entity (if other than the Company) and, if an entity different from the successor or acquiring entity, the entity whose capital stock or assets the holders of the Common Stock are entitled to receive as a result of such Change of Control, shall expressly assume the due and punctual observance and performance of each and every covenant and condition contained in this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock into which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in Section 4. For purposes of Section 4, common stock of the successor or acquiring corporation shall include stock of such corporation of any class which is not preferred as to dividends or assets on liquidation over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4 shall similarly apply to successive Change of Control transactions.

4.6.         Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than the payment of dividends permitted by Section 4 or any other action described in Section 4, then, unless such action will not have a materially adverse effect upon the rights of the holder of this Warrant, the number of shares of Common Stock or other stock into which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

4.7.         Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

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4.8.        Stock Transfer Taxes. The issue of stock certificates upon exercise of this Warrant shall be made without charge to the holder for any tax in respect of such issue. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of this Warrant, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

5.           Notices to Warrant Holders.

5.1.        Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Current Warrant Price, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder of this Warrant, furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Current Warrant Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, or other property which at the time would be received upon the exercise of Warrants owned by such Holder.

5.2.        Notice of Corporate Action. If at any time:

(a)           the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)           there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation,

(c)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, or

(d)           the Company shall cause the holders of its Common Stock to be entitled to receive (i) any dividend or other distribution of cash, (ii) any evidences of its indebtedness, or (iii) any shares of stock of any class or any other securities or property or assets of any nature whatsoever (other than cash or additional shares of Common Stock as provided in Section 4.1 hereof); or (iv) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever;

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then, in any one or more of such cases, the Company shall give to the Holder (i) at least 20 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 15.2.

5.3.        No Rights as Stockholder. This Warrant does not entitle the Holder to any voting or other rights as a stockholder of the Company prior to exercise and payment for the Warrant Price in accordance with the terms hereof.

6.           No Impairment. The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. Upon the request of the Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to the Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

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7.           Reservation and Authorization of Common Stock; Registration With Approval of Any Governmental Authority. From and after the date of issuance hereof, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants (without regard to any ownership limitations provided in Section 2.4(i)). All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights. Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Current Warrant Price. Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof. If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued (other than as a result of a prior or contemplated distribution by the Holder of this Warrant), the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

8.           Taking of Record; Stock and Warrant Transfer Books. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.           Piggyback Registration Rights. The resale of the Warrant Stock shall be registered to the extent set forth and in accordance with the terms and conditions contained in that certain Investor Rights Agreement dated of even date hereof, among the Holder, the Company and the other parties named therein (the “Investor Rights Agreement”). The Holder acknowledges that pursuant to the Investor Rights Agreement, the Company has the right to request that the Holder furnish information regarding such Holder and the distribution of the Warrant Stock as is required by law or the Commission to be disclosed in the Registration Statement (as such term is defined in the Investor Rights Agreement), and the Company may exclude from such registration the shares of Warrant Stock acquirable hereunder if Holder fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented prospectus included therein and/or amended Registration Statement.

10.         Supplying Information. Upon any default by the Company of its obligations hereunder or under the Investor Rights Agreement, the Company shall cooperate with the Holder in supplying such information as may be reasonably necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

11.         Loss or Mutilation. Upon receipt by the Company from the Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to the Holder; provided, however, that in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

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12.         Office of the Company. As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

13.         Financial and Business Information.

13.1.      Quarterly Information. The Company will deliver to the Holder, as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, one copy of an unaudited consolidated balance sheet of the Company and its subsidiaries as at the end of such quarter, and the related unaudited consolidated statements of income, retained earnings and cash flow of the Company and its subsidiaries for such quarter and, in the case of the second and third quarters, for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year. Such financial statements shall be prepared by the Company in accordance with GAAP and accompanied by the certification of the Company’s chief executive officer or chief financial officer that such financial statements present fairly the consolidated financial position, results of operations and cash flow of the Company and its subsidiaries as at the end of such quarter and for such year-to-date period, as the case may be; provided, however, that the Company shall have no obligation to deliver such quarterly information under this Section 13.1 to the extent it is publicly available; and provided further, that if such information contains material non-public information, the Company shall so notify the Holder prior to delivery thereof and the Holder shall have the right to refuse delivery of such information.

13.2.      Annual Information. The Company will deliver to the Holder as soon as available and in any event within 90 days after the end of each fiscal year of the Company, one copy of an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and audited consolidated statements of income, retained earnings and cash flow of the Company and its subsidiaries for such year; setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year; all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other firm of independent certified public accountants of recognized national standing selected by the Company; provided, however, that the Company shall have no obligation to deliver such annual information under this Section 13.2 to the extent it is publicly available; and provided further, that if such information contains material non-public information, the Company shall so notify the Holder prior to delivery thereof and the Holder shall have the right to refuse delivery of such information..

13.3.      Filings. The Company will file on or before the required date all regular or periodic reports (pursuant to the Exchange Act) with the Commission and will deliver to Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its stockholders generally.

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14.           Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock, whether such liability is asserted by the Company or by creditors of the Company.

15.           Miscellaneous.

15.1         Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any third party costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

15.2         Notice Generally. All notices, requests, demands or other communications provided for herein shall be in writing and shall be given in the manner and to the addresses set forth in the Purchase Agreement.

15.3         Successors and Assigns. Subject to compliance with the provisions of Section 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

15.4         Amendment. This Warrant may be modified or amended or the provisions of this Warrant waived with the written consent of both the Company and the Holder.

15.5         Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be modified to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

15.6         Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

15.7         Governing Law. This Warrant and the transactions contemplated hereby shall be deemed to be consummated in the State of New York and shall be governed by and interpreted in accordance with the local laws of the State of New York without regard to the provisions thereof relating to conflicts of laws. The Company hereby irrevocably consents to the exclusive jurisdiction of the State and Federal courts located in New York City, New York in connection with any action or proceeding arising out of or relating to this Warrant. In any such litigation the Company agrees that the service thereof may be made by certified or registered mail directed to the Company pursuant to Section 15.2.

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[Signature Page Follows]

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IN WITNESS WHEREOF, NetSol Technologies, Inc. has caused this Warrant to be executed by its duly authorized officer and attested by its Secretary.

Dated: [        ], 2007

NETSOL TECHNOLOGIES, INC.

By:
Name: Najeeb Ghauri
Title: Chief Executive Officer

Attest:

By:
Name: Patti L. W. McGlasson
Title: Secretary

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EXHIBIT A

SUBSCRIPTION FORM
[To be executed only upon exercise of Warrant]

NetSol Technologies, Inc.
23901 Calabasas Road,
Suite 2072
Calabasas, CA 91302
Attention:  General Counsel
Facsimile No.:  (818) 222-9197

This undersigned hereby elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder _______________ shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

_______________________________
Name
_______________________________
Address
_______________________________

_______________________________

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares.

In lieu of delivering physical certificates representing the Warrant Shares purchasable upon exercise of this Warrant, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Warrant Shares issuable upon conversion or exercise to the undersigned, by crediting the account of the undersigned's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system.

To the extent the undersigned intends to sell the Warrant Shares issued to the undersigned upon exercise of this Warrant pursuant to a Registration Statement (as defined in the Registration Rights Agreement), the undersigned agrees to comply with all applicable prospectus delivery requirements under the Securities Act with respect to such sale.

Dated:	Signature:

Name (please print)

Address

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EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant for the purchase of shares of common stock of NetSol Technologies, Inc. hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of common stock set forth below:

_______________________________________

_______________________________________

_______________________________________
(Name and Address of Assignee)

_______________________________________
(Number of Shares of Common Stock)

and does hereby irrevocably constitute and appoint ____________ attorney-in-fact to register such transfer on the books of the Company, maintained for the purpose, with full power of substitution in the premises.

Dated:_________________________________

______________________________________
(Print Name and Title)

______________________________________
(Signature)

______________________________________
(Witness)

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

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ANNEX C
INVESTORS RIGHT AGREEMENT

INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (this “Agreement”) is made and entered into as of June 22, 2007  among NetSol Technologies, Inc., a Nevada corporation (the “Company”), and each of the purchasers executing this Agreement (collectively, the “Purchasers”).

This Agreement is being entered into pursuant to the Common Stock and Warrant Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchasers (the “Purchase Agreement”).

The Company and the Purchasers hereby agree as follows:

1.           Definitions.

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 3(m).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Blackout Period” shall have the meaning set forth in Section 3(n).

“Board” shall have the meaning set forth in Section 3(n).

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company's Common Stock, par value $0.001 per share.

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Event” shall have the meaning set forth in Section 8(e).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities, including without limitation the Purchasers and their assignees.

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“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means (a) the Shares and the Warrant Shares (without regard to any limitations on beneficial ownership or issuance contained in the Warrants) or other securities issued or issuable to each Purchaser or its transferee or designee (i) upon exercise of the Warrants, or (ii) upon any distribution with respect to, any exchange for or any replacement of such Warrants, or (iii) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (b) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (c) any other security issued as a dividend or other distribution with respect to, in exchange for, in replacement or redemption of, or in reduction of the liquidation value of, any of the securities referred to in the preceding clauses; provided, however, that such securities shall cease to be Registrable Securities when such securities have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or when such securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect as described in Section 2 of this Agreement.  Additional Shares and Additional Warrant Shares shall constitute Registrable Securities.

“Registration Statement” means the registration statements and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

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“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Special Counsel” means Peter J. Weisman, P.C.

“Warrant Shares” means the shares of Common Stock issuable upon the exercise of the warrants issued or to be issued to the Purchasers or their assignees or designees in connection with the offering consummated under the Purchase Agreement.

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2.           Piggy-Back Registrations. If at any time when there is not an effective Registration Statement covering all of the Registrable Securities, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or its then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder of Registrable Securities written notice of such determination and, if within seven (7) Business Days after receipt of such notice, any such Holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Holder), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent required to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 8(d) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 8(d) that are eligible for sale pursuant to Rule 144(k) of the Securities Act.  In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).  The Company shall keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which all Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the “Effectiveness Period”).

3.           Registration Procedures.

In connection with the Company's registration obligations hereunder, the Company shall:

(a)           Include in any Registration Statement a Plan of Distribution substantially in the form of Exhibit A attached hereto with respect to the Holders selling Registrable Securities. Not less than three (3) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of such Special Counsel, and (ii) at the request of any Holder cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to such Holders, to conduct a reasonable investigation within the meaning of the Securities Act.  The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities or the Special Counsel shall reasonably object in writing within three (3) Business Days after their receipt thereof, unless counsel to the Company determines in writing that such objection is without merit.

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(b)           (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and to the extent any Registrable Securities are not included in such Registration Statement for reasons other than the failure of the Holder to comply with Section 3(m) hereof, shall prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible, and in no event later than 10 Business Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)           Notify the Holders of Registrable Securities to be sold and the Special Counsel as promptly as possible (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed (but in no event in the case of this subparagraph (A), less than three (3) Business Days prior to date of such filing); (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective (which notice shall be delivered to the Purchasers and Special Counsel on the same day as such effectiveness), and after the effectiveness thereof: (i) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (iv) if the financial statements included in the Registration Statement become ineligible for inclusion therein or of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limitation to any remedies to which the Holders may be entitled under this Agreement, if any of the events described in clauses (i) through (iv) of Section 3(c)(C) occurs, the Company shall use its best efforts to respond to and correct the event.

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(d)           Use its best efforts to avoid the issuance of, or, if issued, use best efforts to obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)           If requested by any Holder of Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) that would, in the written opinion of counsel for the Company (addressed to the Special Counsel), violate applicable law.

(f)           Furnish to each Holder and the Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g)           Promptly deliver to each Holder and the Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h)           Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

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(i)           Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law and the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request at least two (2) Business Days prior to any sale of Registrable Securities. In connection therewith, the Company shall promptly after the effectiveness of the Registration Statement (but no later than one day thereafter) cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent, which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the Holder of such shares of Registrable Securities under the Registration Statement.

(j)           Upon the occurrence of any event contemplated by Section 3(c)(C)(iii) or (iv), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)          Cause all Registrable Securities relating to such Registration Statement to be listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market.

(l)           Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 3-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

(m)         Request each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law or the Commission to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails (i) to furnish such information or (ii) to agree to furnish, upon request, such additional information regarding such Holder as may later be required by law to be disclosed, in each case, within a reasonable time prior to the filing of each Registration Statement, supplemented Prospectus and/or amended Registration Statement.

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If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(i), 3(c)(ii), 3(c)(iii), 3(c)(iv) or 3(n), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(n)           If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the “Board”) reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may postpone or suspend filing or effectiveness of a registration statement for a period not to exceed 20 consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 3(n) for more than 30 days in the aggregate during any 12 month period (each, a “Blackout Period”).

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4.           Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with each other securities exchange, quotation system or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission, and (C) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of Special Counsel in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing or photocopying prospectuses), (iii) messenger, telephone and delivery expenses, (iv) Securities Act liability insurance, if the Company so desires such insurance, (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including, in the case of an underwritten offering, the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters) and legal counsel, and (vi) fees and expenses of the Special Counsel in connection with any Registration Statement hereunder. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

5.           Indemnification.

(a)          Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained or incorporated by reference in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to (x) such Holder and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto or (y) such Holder's proposed method of distribution of Registrable Securities as set forth in Exhibit A (or as such Holder otherwise informs the Company in writing); or (ii) in the case of an occurrence of an event of the type described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv) or 3(n), the use by a Holder of an outdated or defective Prospectus after the delivery to the Holder of written notice from the Company that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 3(m). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c) to this Agreement) and shall survive the transfer of the Registrable Securities by the Holders.

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(b)           Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that (i) such untrue statement or omission is contained in or omitted from any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus, or in any amendment or supplement thereto, or to the extent that such information relates to (x) such Holder and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus, or such form of prospectus or in any amendment or supplement thereto or (y) such Holder's proposed method of distribution of Registrable Securities as set forth in Exhibit A (or as such Holder otherwise informs the Company in writing) or (ii) in the case of an occurrence of an event of the type described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv) or 3(n), the use by a Holder of an outdated or defective Prospectus after the delivery to the Holder of written notice from the Company that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 3(m); provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained herein, the Holder shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

(c)           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

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An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel in writing (with a copy to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not impose any monetary or other obligation or restriction on the Indemnified Party.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party, which notice shall be delivered no more frequently than on a monthly basis (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

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(d)           Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Holder shall be required to contribute under this Section 5(d) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties. The indemnity and contribution agreements herein are in addition to and not in diminution or limitation of any indemnification provisions under the Purchase Agreement.

6.           Rule 144.

As long as any Holder owns any Shares, Warrants or Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act.  As long as any Holder owns any Shares, Warrants or Warrant Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including compliance with the provisions of the Purchase Agreement relating to the transfer of the Shares and Warrant Shares. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

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7.           Covenants of Purchasers.

In connection with the Registration Statement, each of the Purchasers covenants as follows:

(a) Unless and until such Purchaser has provided written notice to the Company to the contrary, all sales of Registrable Securities by such Purchaser shall be made without payment of underwriting discounts or commissions except for the usual and customary commission paid to brokers or dealers.

(b) Such Purchaser shall advise the Company of any arrangement with a broker or dealer for the sale of such Purchaser’s Registrable Securities through a block trade, special offering, exchange or secondary distribution or a principal purchase by a broker or dealer, and the details of such transaction.

(c) Such Purchaser shall comply with all prospectus delivery requirements with respect to sales of the Registrable Securities to the extent required by the Securities Act and other applicable law.

(d) Such Purchaser shall report to the Company, upon written request of the Company, whether all Registrable Securities held by such Purchaser have been sold or otherwise transferred.

8.           Miscellaneous.

(a)           Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           No Inconsistent Agreements. Except as otherwise disclosed in the Purchase Agreement, neither the Company nor any of its subsidiaries is a party to an agreement currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict with the provisions of this Agreement.

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(c)           Notice of Effectiveness. Within two (2) Business Days after the Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the Commission in form and substance reasonably acceptable to the holders of Registrable Securities.

(d)           [Intentionally Left Blank.]

(e)           Failure to File Registration Statement and Other Events.  The Company and the Holders agree that the Holders will suffer damages if the Registration Statement is not filed and maintained in the manner contemplated herein during the Effectiveness Period.  The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, if (i) the Company fails to include Registrable Securities in a registration statement filed with the Commission under the Securities Act to the extent required in accordance herewith, or (ii) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded promptly by a subsequent Registration Statement filed with the Commission, except as otherwise permitted by this Agreement, including pursuant to Section 3(n), or (iii) trading in the Common Stock shall be suspended or if the Common Stock is delisted from any securities exchange, quotation system or market on which Registrable Securities are required hereunder to be listed (each an “Exchange”), without immediately being listed on any other Exchange, for any reason for more than one (1) Business Day, other than pursuant to Section 3(n), or (iv) the conversion or redemption rights of the Holders, or the exercise rights of the Holders under the Warrants, are suspended for any reason without the consent of the particular Holder, or (v) the Company has breached Section 3(n) of this Agreement (any such failure or breach being referred to as an “Event”), the Company shall pay in cash as liquidated damages for such failure and not as a penalty to each Holder an amount equal to one percent (1%) of such Holder's Purchase Price paid by such Holder pursuant to the Purchase Agreement for the initial thirty (30) day period until the applicable Event has been cured, which shall be pro rated for such periods less than thirty (30) days, and one percent (1%) of such Holder's Purchase Price paid by such Holder pursuant to the Purchase Agreement for each subsequent thirty (30) day period until the applicable Event has been cured which shall be pro rated for such periods less than thirty days (the “Periodic Amount”).  Payments to be made pursuant to this Section 8(e) shall be due and payable immediately upon demand in immediately available cash funds.  The parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Holders in connection with such Event.  Notwithstanding the foregoing, the Company shall remain obligated to cure the breach or correct the condition that caused the Event, and the Holder shall have the right to take any action necessary or desirable to enforce such obligation.

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(f)           Specific Enforcement, Consent to Jurisdiction.

(i)           The Company and the Holders acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(ii)           Each of the Company and the Holders (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts located in New York City, New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Holders consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8(f) shall affect or limit any right to serve process in any other manner permitted by law.

(g)           Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least 75% of the Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(h)           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., New York City time, on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 5:00 p.m., New York City time, on any date and earlier than 11:59 p.m., New York City time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service such as Federal Express or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to each Holder at its address set forth under its name on Schedule 1 attached hereto, or with respect to the Company, addressed to:

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Netsol Technologies, Inc.
23901 Calabasas Road,
Suite 2072
Calabasas, CA 91302
Attention:  General Counsel
Facsimile No.:  (818) 222-9197

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.  Copies of notices to any Holder shall be sent to the addresses set forth on the signature page of such Holder to the Purchase Agreement.

(i)           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns; provided, that the Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder; and provided, further, that each Holder may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(j)           Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any transferee of such Holder of all or a portion of the Warrants or the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section 8(j), the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

The Company may require, as a condition of allowing such assignment in connection with a transfer of Warrants or Registrable Securities (i) that the Holder or transferee of all or a portion of the Warrants or the Registrable Securities as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

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(k)          Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by electronic image or facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such electronic image or facsimile signature were the original thereof.

(l)           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law thereof.

(m)         Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(n)          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(o)          Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(p)          Registrable Securities Held by the Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

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(q)           Obligations of Purchasers. The Company acknowledges that the obligations of each Purchaser under this Agreement, are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement.  The decision of each Purchaser to enter into to this Agreement has been made by such Purchaser independently of any other Purchaser.  The Company further acknowledges that nothing contained in this Agreement, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

Each Purchaser acknowledges and agrees that it has been represented by its own separate legal counsel in their review and negotiation of this Agreement and with respect to the transactions contemplated hereby. For reasons of administrative convenience only, this Agreement has been prepared by Special Counsel (counsel for The Tail Wind Fund Ltd. (“TWF”)) and the Special Counsel will perform certain duties under this Agreement. Such counsel does not represent all of the Purchasers but only TWF.  The Company has elected to provide all Purchasers with the same terms and Agreement for the convenience of the Company and not because it was required or requested to do so by the Purchasers.  The Company acknowledges that such procedure with respect to this Agreement in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to this Agreement or the transactions contemplated hereby or thereby.

[signature page follows]

18

IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

COMPANY:

NETSOL TECHNOLOGIES, INC.

By:
Name: Najeeb Ghauri
Title: Chief Executive Officer

By:
Name: Patti L. W. McGlasson
Title: Secretary

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PURCHASER:

THE TAIL WIND FUND LTD.
By:	THE TAIL WIND ADVISORY & MANAGEMENT LTD.,
as investment manager

By:
David Crook, CEO

[Omnibus NetSol Technologies, Inc. Investor Rights Agreement Signature Page]

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PURCHASER:

SOLOMON STRATEGIC HOLDINGS, INC.

By:
Andrew P. Mackellar, Director

[Omnibus NetSol Technologies, Inc. Investor Rights Agreement Signature Page]

21

PURCHASER:

Print Exact Name:

By:
Name:
Title:

[Omnibus NetSol Technologies, Inc. Investor Rights Agreement Signature Page]

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EXHIBIT A

PLAN OF DISTRIBUTION

We are registering the shares of common stock on behalf of the selling security holders. Sales of shares may be made by selling security holders, including their respective donees, transferees, pledgees or other successors-in-interest directly to purchasers or to or through underwriters, broker-dealers or through agents. Sales may be made from time to time on the Nasdaq Capital Market, any other exchange or market upon which our shares may trade in the future, in the over-the-counter market or otherwise, at market prices prevailing at the time of sale, at prices related to market prices, or at negotiated or fixed prices. The shares may be sold by one or more of, or a combination of, the following:

-
a block trade in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction (including crosses in which the same broker acts as agent for both sides of the transaction);

-	purchases by a broker-dealer as principal and resale by such broker-dealer, including resales for its account, pursuant to this prospectus;

-	ordinary brokerage transactions and transactions in which the broker solicits purchases;

-	through options, swaps or derivatives;

-	in privately negotiated transactions;

-	in making short sales entered into after the date of this prospectus or in transactions to cover such short sales; and

-	put or call option transactions relating to the shares.

The selling security holders may effect these transactions by selling shares directly to purchasers or to or through broker-dealers, which may act as agents or principals. These broker-dealers may receive compensation in the form of discounts, concessions or commissions from the selling security holders and/or the purchasers of shares for whom such broker-dealers may act as agents or to whom they sell as principals, or both (which compensation as to a particular broker-dealer might be in excess of customary commissions). The selling security holders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their securities.

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The selling security holders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with those transactions, the broker-dealers or other financial institutions may engage in short sales of the shares or of securities convertible into or exchangeable for the shares in the course of hedging positions they assume with the selling security holders. The selling security holders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery of shares offered by this prospectus to those broker-dealers or other financial institutions. The broker-dealer or other financial institution may then resell the shares pursuant to this prospectus (as amended or supplemented, if required by applicable law, to reflect those transactions).

The selling security holders and any broker-dealers that act in connection with the sale of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act of 1933, and any commissions received by broker-dealers or any profit on the resale of the shares sold by them while acting as principals may be deemed to be underwriting discounts or commissions under the Securities Act. The selling security holders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares against liabilities, including liabilities arising under the Securities Act. We have agreed to indemnify each of the selling security holders and each selling security holder has agreed, severally and not jointly, to indemnify us against some liabilities in connection with the offering of the shares, including liabilities arising under the Securities Act.

The selling security holders will be subject to the prospectus delivery requirements of the Securities Act. We have informed the selling security holders that the anti-manipulative provisions of Regulation M promulgated under the Securities Exchange Act of 1934 may apply to their sales in the market.

Selling security holders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided they meet the criteria and conform to the requirements of Rule 144.

Upon being notified by a selling security holder that a material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required pursuant to Rule 424(b) under the Securities Act, disclosing:

-	the name of each such selling security holder and of the participating broker-dealer(s);

-	the number of shares involved;

-	the initial price at which the shares were sold;

-	the commissions paid or discounts or concessions allowed to the broker-dealer(s), where applicable;

-	that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus; and

-	other facts material to the transactions.

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In addition, if required under applicable law or the rules or regulations of the Commission, we will file a supplement to this prospectus when a selling security holder notifies us that a donee or pledgee intends to sell more than 500 shares of common stock.

We are paying all expenses and fees in connection with the registration of the shares. The selling security holders will bear all brokerage or underwriting discounts or commissions paid to broker-dealers in connection with the sale of the shares.

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ANNEX D

WAIVER AGREEMENT

WAIVER AGREEMENT

This WAIVER AGREEMENT ("**Waiver**") is made as of this 14th day of December, 2009 by and between NETSOL TECHNOLOGIES, INC., a Nevada corporation ("**Company**"), and The Tail Wind Fund Ltd. ("**Tail Wind**"), Solomon Strategic Holdings, Inc. ("**Solomon**") and Tail Wind Advisory & Management Ltd. ("**TWAM**", and together with Tail Wind and Solomon, the "**Holders**"). Holders shall for purposes of this Waiver include the successors and assigns of the Holders.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Common Stock and Warrant Purchase Agreement ("**2007 Purchase Agreement**") dated as of June 29, 2007 by and between the Company and Tail Wind and Solomon, and pursuant to the exercise of the "greenshoe" provision contained therein on or about October 18, 2007, Tail Wind and Solomon purchased from the Company shares of common stock of the Company, $0.001 par value per share ("**Common Stock**"), and warrants to purchase shares of Common Stock ("**2007 Warrants**");

WHEREAS, pursuant to that certain Convertible Note Purchase Agreement ("**2008 Purchase Agreement**") dated as of July 23, 2008 by and between the Company and the Holders, the Holders purchased from the Company Convertible Notes Due July 31, 2011 (as amended September 10, 2008 and January 22, 2009, the "**2008 Notes**"), which Notes are convertible into shares of Common Stock at a conversion price set forth therein which is subject to adjustment for certain issuance of Common Stock or securities convertible into or exercisable for Common Stock;

WHEREAS, pursuant to that certain Convertible Note Purchase Agreement ("**2009 Purchase Agreement**", and together with the 2007 Purchase Agreement and 2008 Purchase Agreement, the "**Purchase Agreements**") dated as of July 10, 2009 by and between the Company and Tail Wind and Solomon, Tail Wind and Solomon purchased the Company's Convertible Notes Due August 11, 2010 (the "**2009 Notes**");

WHEREAS, pursuant to the terms of the 2007 Warrants and 2008 Notes, upon the issuance of the 2009 Notes (1) the exercise price under the 2007 Warrants was automatically reduced to equal $0.63, (2) the number of shares underlying the 2007 Warrants was automatically inversely proportionately increased to 1,984,127 shares in the aggregate, and (3) the conversion price under the 2008 Notes was automatically reduced to equal $0.63;

WHEREAS, the Holders and Company have disputed the applicability of anti-dilution adjustment protections under the 2008 Notes and 2007 Warrants to a sale of shares of Common Stock by the Company during the fiscal year-ended June 30, 2009 to certain employees ("**Recent Issuances**") and whether $0.20 is an appropriate adjustment price for such issuances; and

WHEREAS, the Holders are willing to waive a reduction in exercise price under the 2007 Warrants and conversion price under the 2008 Notes in part in consideration for an extension to the term of the 2007 Warrants and the shareholders of the Company approving the

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transactions occurring pursuant to the 2007 Purchase Agreements, as set forth and in accordance with the terms hereof;

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth in this Waiver, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Waiver. Subject to and effective upon the Company receiving stockholder approval as described in Section 3 below:

(a) *2007 Warrants*. Each of Tail Wind and Solomon hereby irrevocably waives in part the adjustment of the Exercise Price (as defined in the 2007 Warrants) under the 2007 Warrants resulting from the Recent Issuances such that the Exercise Price shall be reduced, and the Company hereby agrees to such reduction, to $0.31 as a result of the Recent Issuances. The Company acknowledges and agrees that the Exercise Price shall be adjusted to $0.31 notwithstanding any characterizations of or changes to the terms of or redemptions of the Recent Issuances, and the number of Warrant Shares underlying the 2007 Warrants shall be inversely proportionately increased as a result of such adjustment.

(b) *2008 Notes*. Each of the Holders hereby irrevocably waives any adjustment of the Conversion Price (as defined in the 2008 Notes) under the 2008 Notes resulting from the Recent Issuances.

2. Extension of 2007 Warrants. Subject to and effective upon the Company receiving stockholder approval as described in Section 3 below, notwithstanding anything contained in the 2007 Warrants, the Expiration Date (as defined in the 2007 Warrants) of the 2007 Warrants shall be extended by two (2) years such that (a) the 2007 Warrants issued on June 29, 2007 shall be extended until June 29, 2015, and (b) the 2007 Warrants issued on October 18, 2007 shall be extended until October 18, 2015.

3. Shareholder Approval.

(a) *Stockholder Meeting*. Within 150 days following the date hereof, the Company shall hold a stockholder meeting at the earliest practical date and shall propose and solicit stockholder approval of the transactions occurring pursuant to the 2007 Purchase Agreement (including any waivers or amendments thereto), including without limitation the issuance of any and all shares of Common Stock issuable upon exercise of the 2007 Warrants, together with the shares of Common Stock previously issued pursuant to such transactions, equal to and in excess of twenty percent (20%) of the Common Stock and voting power of the Company outstanding before the closing date of each such transaction, respectively, in satisfaction of Section 5635(d) of the NASDAQ Stock Market Rules. Within 60 days following the date hereof, the Company shall file with the Securities and Exchange Commission ("SEC") and deliver to its stockholders a notice of meeting and proxy statement or information circular, as required by the SEC, with respect to such stockholder meeting which contains a proposal seeking such stockholder approval. Such stockholder meeting shall occur within one-hundred twenty (120) days

2

NTWK_Waiver_Nov_09_v.6[1].doc

following the filing of such proxy statement or information circular. The Board of Directors of the Company shall recommend to the Company's stockholders that such proposal be approved, which recommendation shall be contained in such proxy statement or information circular, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement (or as typically solicited by management for management proposals), and all management-appointed proxy holders shall vote their proxies in favor of such stockholder approval. The Holders and their counsel shall be entitled to review such proxy statement or information circular prior to filing with the SEC, and such proxy statement or information circular shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company does not obtain such stockholder approval at the first such stockholder meeting, the Company shall call a stockholder meeting every four months thereafter to seek stockholder approval until the date on which stockholder approval is obtained

(b) *Failure to Call and Hold Stockholder Meeting*. If the Company fails to (1) file the proxy statement or information circular referred to above or (2) hold the stockholder meeting referred to above, in each case prior to the date by which such filing or meeting is required above, then each Holder shall have the right at any time to compel the Company to redeem such amount of 2007 Warrants held by such Holder which cannot be exercised due to such Section 5635(d) of the NASDAQ Stock Market Rules, as may be elected by such Holder. The redemption price for any such portion of 2007 Warrants redeemed under this subsection shall equal the value of such 2007 Warrants (as amended hereby) being redeemed as determined using the default Black-Scholes Option Pricing Model via Bloomberg. Such redemption price shall be paid within ten (10) days after the exercise of such redemption right. If the Company fails to make any cash payments or redemption payments under this subsection in a timely manner, such payments shall bear interest at the Default Rate (as defined in the 2008 Notes) until paid in full.

(c) *Failure to Obtain Stockholder Approval*. Without limiting the foregoing, if the Company fails to obtain the above-referenced stockholder approval within 150 days following the date hereof, the waiver contained in Section 1 hereof shall become null and void and of no force and effect as if this Waiver were never entered into (provided that the remaining terms hereof shall remain effective).

4. Rule 144. The Company acknowledges and agrees that, for purposes of Rule 144 promulgated under the Securities Act of 1933, as amended ("**Securities Act**"), the holding period for the shares issuable upon exercise or conversion of the 2007 Warrants, 2008 Notes or 2009 Notes shall not be affected by this Waiver. Without limiting the foregoing, if at any time it is determined that such holding period does not relate back to the date of issuance of such securities (as the case may be) (except for the 2007 Warrants only in the case of cashless exercise), the Company will promptly cause the registration of all such underlying shares under the Securities Act (without regard to any beneficial ownership or issuance limitations contained in the Notes). In connection with any registration of shares of Common Stock pursuant to this

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Section, the Company and the Holders shall enter into a registration rights agreement containing customary and reasonable provisions regarding the registration of securities under the Securities Act.

5. Adjustment Confirmation. The Company understands and confirms that as a result of any prior adjustments and this Waiver:

(a) *2007 Warrants.* The Exercise Price (as defined in the 2007 Warrants) under the 2007 Warrants is currently $0.31 and the aggregate number of shares issuable upon full exercise of the 2007 Warrants issued on June 29, 2007 is 2,016,129 shares, and the aggregate number of shares issuable upon full exercise of the 2007 Warrants issued on October 18, 2007 is 2,016,129 shares.

(b) *2008 Notes.* The Conversion Price (as defined in the 2008 Notes) under the 2008 Notes is currently $0.63 as a result of the transactions consummated under the 2009 Purchase Agreement. Following the conversion of an aggregate of $700,000 in principal amount of 2008 Notes by the Holders pursuant to Conversion Notices on or about August 13, 2009 and October 12, 2009, $2,602,089.76 in principal amount of the 2008 Notes is currently convertible and bears interest at 7%, and the remaining $2,697,910.24 in principal amount is currently not convertible and bears interest at 18%, broken down as follows:

	Total	Tail Wind	Solomon	TWAM
Max. Principal Amt. of Notes Convertible	$2,602,089.76	$1,843,146.91	$325,261.22	$433,681.63
Principal Amt. of Notes Not Convertible	$2,697,910.24	$2,006,853.09	$274,738.78	$416,318.37
Total	$5,300,000.00	$3,850,000.00	$600,000.00	$850,000.00

6. No Material Non-Public Information. The Company agrees that to extent the transactions contemplated by this Waiver constitute material non-public information concerning the Company, the Company shall publicly disclose such information within three (3) Trading Days following the date hereof. If the Company does not make any such public disclosure within such time period, then such inaction shall constitute the Company's confirmation that the transactions contemplated by this Waiver do not constitute material non-public information concerning the Company absent any written notice to the Holders to the contrary within such period. The Company and the Holders shall consult with each other in issuing any press release, if any, with respect to the transactions contemplated hereby.

7. Miscellaneous.

(a) *Full Force and Effect.* Except as otherwise expressly provided herein, each of the Purchase Agreements and the other agreements and transactions contemplated thereby, including without limitation the 2007 Warrants, the 2008 Notes and the 2009 Notes (collectively, "**Transaction Documents**") shall remain in full force and effect. Except for the modifications contained herein, this Waiver shall not in any way waive or prejudice any of the rights or obligations of the Holders or the Company under the Transaction Documents, under any law, in equity or otherwise, and such modifications

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NTWK_Waiver_Nov_09_v.6[1].doc

shall not constitute a waiver or modification of any other provision of the Transaction Documents nor a waiver or modification of any subsequent default or breach of any obligation of the Company or of any subsequent right of the Holders.

(b) *Consent to Jurisdiction, Etc*. Each of the Company and each Holder agree that any legal action or proceeding relating to or arising out of or under this Waiver may be brought in the state or federal courts in the State of New York, County of New York, and each party accepts with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, the jurisdiction of the aforesaid courts. To the fullest extent permitted by applicable law, each party hereby waives, and agrees not to assert, by way of motion, defense, counterclaim or otherwise, in any such suit, action or proceeding any claim that (i) it is not personally subject to the jurisdiction of any of the above-named courts by reason of any immunity or otherwise, (ii) its properties are exempt or immune from setoff, execution or attachment, either prior to judgment or in aid of execution or (iii) any suit, action or proceeding so brought is in an inconvenient forum or that the venue of the suit, action or proceeding is improper or that the subject matter hereof may not be enforced in or by such courts.

(c) *Authority*. Each party hereto hereby represents and warrants to the other party that the execution and delivery by such party of this Waiver, and the performance by such party of its obligations hereunder, have been duly and validly authorized by such party, with no other action on the part of such party being necessary. This Waiver has been duly and validly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.

(d) *Governing Law*. This Waiver shall be governed by and construed in accordance with the internal laws of the State of New York.

(e) *Notices*. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally, by courier or by facsimile transmission or mailed (first class postage prepaid) to the parties at the addresses or facsimile numbers set forth in the 2008 Purchase Agreement.

(f) *Counterparts*. This Waiver may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This Waiver may be executed by facsimile or by email of PDF or digital image format files of the executed signature page hereto.

(g) *Further Assurances*. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Waiver and the consummation of the transactions contemplated hereby.

(h) *Replacement Notes*. Following a request by any Holder, the Company shall exchange the existing original 2007 Warrants and/or 2008 Notes for new original

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NTWK_Waiver_Nov_09_v.6[1].doc

2007 Warrants and/or 2008 Notes which contain the updated exercise price, Expiration Date, number of Warrants Shares (as defined in the 2007 Warrants), and conversion price (as the case may be) as reflected herein.

[*Signature Page Follows*]

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NTWK_Waiver_Nov_09_v.6[1].doc

IN WITNESS WHEREOF, each of the parties hereto has caused this Waiver to be duly executed as of the date first written above.

NETSOL TECHNOLOGIES, INC.

By:____________________________
Name: Najeeb Ghauri
Title: Chief Executive Officer

By: ____________________________
Daniel Nye, Portfolio Manager

SOLOMON STRATEGIC HOLDINGS, INC.

By: ____________________________
Andrew P. Mackellar, Director

THE TAIL WIND ADVISORY & MANAGEMENT LTD.

By: ____________________________
David Crook, CEO

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NTWK_Waiver_Nov_09_v.6[1].doc